[WM VARIABLE TRUST LOGO]

                                   WM VARIABLE TRUST

                                   - Equity Funds

                                   - Fixed-Income Funds

                                               Common sense. Uncommon solutions.

                                   ANNUAL REPORT

                                   for the year ended

                                   December 31, 2002

Equity Funds

Equity Income Fund

Growth & Income Fund

West Coast Equity Fund

Mid Cap Stock Fund

Growth Fund

Small Cap Stock Fund

International Growth Fund

Fixed-Income Funds

Short Term Income Fund

U.S. Government Securities Fund

Income Fund

Money Market Fund

                                  Table of Contents

                                  Message from the President................   1

                                  A Return to the Basics....................   2

                                  Individual Portfolio Reviews..............   5

                                  Statements of Assets and Liabilities......  28

                                  Statements of Operations..................  32

                                  Statements of Changes in Net Assets.......  34

                                  Statements of Changes in Net
                                  Assets - Capital Stock Activity...........  36

                                  Financial Highlights......................  38

                                  Portfolio of Investments..................  45

                                  Notes to Financial Statements.............  71

                                  Independent Auditors' Report..............  78

                                  Other Information (unaudited).............  79

-------------------------------------------------------
NOT FDIC OR NCUA/NCUSIF INSURED
-------------------------------------------------------
May Lose Value. Not a Deposit. No Bank or Credit Union
Guarantee. Not Insured by any federal government agency
-------------------------------------------------------

[PHOTO OF WILLIAM G. PAPESH]

Dear Investor,

Global economic uncertainty early in the year ushered in a period of fairly difficult market performance. Almost every equity market sector, segment, and geographic region finished down for the year. Corporate scandals, fear of terrorism and war, and a generally weak economic environment repeatedly challenged investor confidence. While these forces continue to affect the investment environment, we should also recognize the long-term strength of the U.S. economy and the resiliency of its financial markets. Throughout a history dating back to 1939, the WM Group of Funds has seen both economic and financial downturns, yet the markets have always rebounded. This period should prove no different.

In the face of challenging market conditions, it is important that investors not lose sight of their long-term financial goals. The temptation, of course, is to change your investment strategy in response to short-term circumstances. It is disconcerting to note that the record for equity mutual fund net sales occurred in February of 2000, just before the market's peak. Conversely, the month with the largest single outflow from equity funds was July of 2002, just as markets struggled to find a bottom.(1) It is a common pitfall to sell at the bottom after buying at a peak--precisely the opposite of what is intuitive and beneficial for an investor. It is also easy to get caught up in bull market euphoria or bear market anxiety, which is why we always suggest working with an Investment Representative and examining strategies that can help avoid these common investment mistakes.

With the WM Variable Trust Funds, we feel that finding the best tradeoff between risk and return is crucial for positioning your assets so that you can realize your financial goals. Therefore, we employ a unique focus on risk management, emphasizing the importance of long-term risk-adjusted returns. Over the last twelve months, this focus yielded relative performance results that were gratifying despite the widespread losses endured by equity-based investments.

In addition to risk management, a broad mix of assets and adherence to a long-term plan can help provide the downside protection and wealth-building potential that you need. This is the basic premise of asset allocation, a strategy that is central to our fund family's investment philosophy. The WM Group of Funds boasts one of the oldest asset allocation programs on the market--our Strategic Asset Management (SAM) program. The SAM program has incorporated a fund-of-funds approach since 1996 and has been available in the WM Variable Trust since 1997, but its investment roots date back to October 1990.(2) In fact, of the 500 portfolios currently classified as fund-of-funds by Lipper, Inc., only two other fund companies have track records that predate the 1990 inception of the SAM program.(3) Through diversification and active asset allocation, our Strategic Asset Management Portfolios can provide investors with the potential for reduced risk combined with investment choice and flexibility.

This year's clear contrast between the performance of bond and stock investments also supports the rationale for asset allocation. When one security type advanced, it was at the expense of the other. Incorporating both bonds and stocks in an investment portfolio can limit the effects of drastic market swings to the extent that bonds and stocks react differently to changing market forces. Investors whose portfolios included fixed-income investments received the benefits of an income stream and reduced risk during this year's heightened volatility.

As we look to the coming year, I would like to reiterate the importance of maintaining a long-term perspective. Although choppy market performance may continue in the short-term, we believe that the country is in the midst of a recovery. Ongoing market conditions present an opportunity for all of us to learn, re-assess, and gain additional understanding of how we can effectively deliver solid risk-adjusted returns in a multitude of market conditions. I encourage you to contact your Investment Representative with any questions or feedback you may have as we navigate through this difficult interval and prepare for the next market cycle.

For more than 60 years we have dedicated ourselves to assisting our shareholders in building their investment wealth. Thank you for the opportunity to continue doing so in the future and for your confidence in the WM Group of Funds.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

1 Source: Investment Company Institute.

2 Prior to November 1, 1996, the WM Strategic Asset Management Portfolios were known as Sierra Asset Management Accounts ("SAM Accounts"). The SAM accounts were discretionary asset allocation accounts that were not registered under the Investment Company Act of 1940 and were not part of the WM Variable Trust.

3 Source: Lipper, Inc. Lipper is an independent industry research firm that classifies and tracks the performance of mutual funds. The information shown above is for mutual funds and may not represent funds that are available through a variable annuity.

A Return To The Basics

Investing In Strength

Although U.S. equity markets have retreated from their highs in early 2000 and the economy has struggled through a recession, the U.S. financial system is still the largest and strongest in the world. We will recover from this recession, and the markets will eventually follow. Now is the time to re-examine positions, ensure that we are still on track, and focus on our long-term goals and objectives rather than on day-to-day market fluctuations.

Economic weakness and bear markets are a natural, albeit painful, part of the investment process. In truth, bear markets can provide numerous opportunities to invest when prices have fallen--as long as we have a long-term perspective along with the time and patience to allow markets to rebound. As a society, we'd prefer to buy products on sale rather than pay full price, but we seem to avoid low prices in financial assets. It is difficult, even for the experts, to time the market's peaks and bottoms, but investing when prices are low is just good common sense, and history supports this approach.

Buying "On Sale"           AVERAGE ANNUAL RETURNS FROM BOTTOM OF MARKET
RECESSION/BEAR MARKET     BOTTOM       3 YEAR        5 YEAR     10 YEAR
-----------------------------------------------------------------------
1973-74                   Nov'74        20.0%         16.8%      15.6%
1981-82                   Aug'82        27.1%         29.7%      19.2%
1987                      Dec'87        15.8%         17.3%      18.7%
1990-91                   Nov'90        19.0%         17.2%      19.4%
2000-?                      ?             --            --         --
-----------------------------------------------------------------------

 Source: Ibbotson Associates. The periods shown above represent the most notable recent (since 1970) bear markets (defined as a market decline of 20% from top to bottom measured by the S&P 500 Index), and they begin the month after the market bottom was reached. Stocks are represented by the S&P 500 Index, an unmanaged weighted index which is considered representative of the stock market in general. The returns shown assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Avoid These Common Investment Mistakes

We just touched on one of the most common investment mistakes--buying high and selling low. It is easy to chase trailing performance and get caught up in the end of a bull market only to see the market weaken and prices come down. As we moved through the first bear market in roughly a decade, many investors further damaged their portfolios by abandoning the equity markets and selling at a bottom. If you caught yourself buying high and selling low during this bear market, you were not alone.

10   COMMON INVESTMENT MISTAKES

1.   NOT HAVING A LONG-TERM PLAN

2.   KEEPING A SHORT-TERM PERSPECTIVE

3.   BUYING HIGH

4.   SELLING LOW

5.   CHASING RETURNS

6.   HAVING UNREALISTIC EXPECTATIONS

7.   HAVING LARGE ASSET CONCENTRATIONS AND NOT REBALANCING

8.   ASSUMING TOO MUCH OR NOT ENOUGH RISK

9.   LETTING EMOTIONS GUIDE YOUR DECISIONS

10.  DO-IT-YOURSELF INVESTING

Continuous Investing

As the chart to the right indicates, people tend to buy when the market is rising and sell when the market is falling or has already fallen. In fact, a record $53 billion in net sales flowed into equity mutual funds in February 2000, just as the market peaked. The flip side was also true when selling reached its heaviest in July 2002, after the markets had been bottoming out for some time.

It is impossible to know precisely when market peaks and troughs will occur, but past history shows that over long-term periods of time, a plan that incorporates systematic investments throughout the entire cycle can help you build on your current investments whenever markets retreat. Known as dollar cost averaging, this disciplined process allows you to buy more shares when prices are low and fewer shares when prices are high, thereby lowering the average cost of the shares you purchase.(1)

Managing Expectations

The dynamic equity performance of the 1990s altered the perception of many investors so that now, unfortunately, they expect returns that are well above historical averages. Since 1926, U.S. stock market performance has averaged just over 10% per year.(2) In contrast, the five-year average annual return of over 28.5% achieved from 1995 to 1999 was both unprecedented and unsustainable. We have now seen a substantial market correction, but looking at the past ten years, we can also see that both the S&P 500 and the NASDAQ have returned to levels closer to the long-term 10% average return.

It makes sense to assume that we probably won't see a period like the late 1990s in the near term. We have to keep our expectations in check and be prepared to accept performance that is more in line with the underlying growth in corporate profits.

1 Systematic investment plans do not ensure that you will earn a profit, nor do they protect against loss. Since such a plan involves continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through periods of low price levels.

2 Source: Ibbotson Associates. Stocks are represented by the performance of the S&P 500 Index, which posted an average annual total return of 10.20% from 1/1/26 to 12/31/02.

                             Equity Fund Asset Flows
                             Have Trailed The Market

                          (January 1999 to December 2002)

[EQUITY FUND ASSET LINE GRAPH]

           Net Equity
           Fund Flows     DJIA
Jan 99       17123        9359
               711        9307
             12602        9786
             25838       10789
             14962       10560
             19104       10971
Jul 99       12400       10655
              6030       10829
             10791       10337
             21039       10730
             19018       10878
             24979       11497
Jan 00       40913       10941
             53682       10128
             39392       10922
             34024       10734
             17037       10522
             22141       10448
Jul 00       17342       10522
             24009       11215
             17334       10651
             19163       10971
              5524       10414
             11640       10788
Jan 1        25064       10887
             -3298       10495
            -20572        9879
             19212       10735
             18127       10912
             10815       10502
Jul 1        -1231       10523
             -4816        9950
            -29353        8848
               923        9075
             15297        9852
              2921       10022
Jan 2        20048        9920
              5404       10106
             29627       10404
             12926        9946
              4875        9925
            -18279        9243
Jul 2       -52608        8737
             -3063        8664
            -16078        7592
             -7502        8397
              6953        8896
Dec 2        -7747        8341

Sources: Investment Company Institute and Dow Jones. Net equity mutual fund asset flows are sales less redemptions and net exchanges. Dollars are represented in millions. The Dow Jones Industrial Average is an unmanaged weighted index, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                       Returning To The Long-Term Average

          (Growth of $1 investment for ten years ended December 2002)

[LONG-TERM AVERAGE LINE GRAPH]

                                    10% Average
             NASDAQ     S&P 500        Return
 Dec 92       1.12        1.05         1.02
              1.15        1.05         1.02
              1.11        1.07         1.03
              1.14        1.09         1.04
              1.09        1.07         1.05
              1.16        1.09         1.06
              1.16        1.10         1.07
              1.16        1.09         1.07
              1.23        1.13         1.08
              1.26        1.13         1.09
Dec 93        1.29        1.15         1.10
              1.25        1.14         1.11
              1.28        1.15         1.12
              1.32        1.19         1.13
              1.31        1.16         1.14
              1.23        1.11         1.14
              1.21        1.12         1.15
              1.21        1.14         1.16
              1.17        1.11         1.17
              1.19        1.15         1.18
              1.27        1.20         1.19
              1.26        1.17         1.20
Dec 94        1.28        1.19         1.21
              1.24        1.15         1.22
              1.24        1.17         1.23
              1.25        1.20         1.24
              1.31        1.24         1.25
              1.35        1.28         1.26
              1.39        1.32         1.27
              1.43        1.37         1.28
              1.54        1.40         1.29
              1.65        1.45         1.30
              1.69        1.45         1.31
              1.72        1.51         1.32
Dec 95        1.71        1.51         1.33
              1.75        1.57         1.34
              1.74        1.60         1.35
              1.75        1.66         1.36
              1.82        1.67         1.37
              1.82        1.69         1.38
              1.97        1.72         1.40
              2.05        1.76         1.41
              1.96        1.77         1.42
              1.79        1.69         1.43
              1.89        1.72         1.44
              2.03        1.82         1.45
Dec 96        2.02        1.87         1.46
              2.14        2.01         1.48
              2.13        1.97         1.49
              2.28        2.10         1.50
              2.16        2.11         1.51
              2.02        2.03         1.52
              2.08        2.15         1.54
              2.31        2.28         1.55
              2.38        2.38         1.56
              2.63        2.57         1.57
              2.62        2.43         1.59
              2.79        2.56         1.60
Dec 97        2.63        2.47         1.61
              2.64        2.59         1.62
              2.59        2.63         1.64
              2.68        2.66         1.65
              2.93        2.85         1.66
              3.03        3.00         1.68
              3.09        3.03         1.69
              2.94        2.98         1.70
              3.13        3.10         1.72
              3.09        3.07         1.73
              2.48        2.62         1.74
              2.80        2.79         1.76
Dec 98        2.93        3.02         1.77
              3.22        3.20         1.79
              3.62        3.38         1.80
              4.14        3.53         1.81
              3.78        3.42         1.83
              4.07        3.55         1.84
              4.20        3.69         1.86
              4.08        3.60         1.87
              4.44        3.80         1.89
              4.36        3.68         1.90
              4.53        3.67         1.92
              4.54        3.57         1.93
Dec 99        4.90        3.79         1.95
              5.51        3.87         1.96
              6.72        4.10         1.98
              6.51        3.89         2.00
              7.76        3.82         2.01
              7.56        4.19         2.03
              6.38        4.06         2.04
              5.62        3.98         2.06
              6.55        4.08         2.08
              6.22        4.02         2.09
              6.95        4.27         2.11
              6.07        4.04         2.13
Dec 00        5.57        4.02         2.14
              4.29        3.71         2.16
              4.08        3.72         2.18
              4.58        3.86         2.20
              3.56        3.50         2.21
              3.04        3.28         2.23
              3.50        3.54         2.25
              3.49        3.56         2.27
              3.57        3.47         2.28
              3.35        3.44         2.30
              2.98        3.22         2.32
              2.48        2.96         2.34
Dec 01        2.79        3.02         2.36
              3.19        3.25         2.38
              3.22        3.28         2.40
              3.20        3.23         2.41
              2.86        3.17         2.43
              3.05        3.29         2.45
              2.79        3.09         2.47
              2.67        3.07         2.49
              2.42        2.85         2.51
              2.19        2.63         2.53
              2.17        2.64         2.55
              1.94        2.36         2.57
              2.20        2.56         2.59
              2.18        2.59         2.57
Dec 02        1.97        2.44         2.59

Sources: Ibbotson Associates and MSN.com with historical index closes provided by Media General Financial Services. The 10% average return line is generally representative of historical average annual returns based on the S&P 500 Index from 1926 to present day, and it is provided for illustrative purposes only. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Use Bonds And Stocks

The current investment environment provides another important lesson--the benefits of utilizing both bonds and stocks to build a well-balanced portfolio. For the past several years, the difference in performance between these two asset classes has grown substantially. Performance has periodically shifted between stocks and bonds as investor preference changed. Much of the effects of this volatility can be avoided by balancing these asset classes within a diversified portfolio. This strategy can allow you to participate in the potential upside of stocks and bonds without being subjected to the full impact of their individual declines.

Balance Risk And Return

It's no secret that markets have become volatile in recent years. As a result, it is more important than ever to examine risk-adjusted returns, making sure that your portfolio is properly positioned to meet your long-term goals and objectives. Taking too much or not enough risk is a mistake that can hamper your ability to meet these goals.

There is a tradeoff between risk and return, but risk can be managed. Take a look at the diversified portfolio to the right. By balancing assets, a diversified portfolio can capture much of the return of the S&P 500 with relatively less risk. For many people, the slightly greater return that could be gained is not necessarily worth the increased volatility. It makes sense to find the right balance through diversification and asset allocation.

            Market Favor Has Rapidly Shifted Between Bonds And Stocks

                    Relative Performance of Bonds and Stocks
                       (Five years ended December 2002)

[BONDS AND STOCKS LINE GRAPH]

              Bonds      Stocks
Jan 98        0.08       -0.09
             -3.65        3.64
             -2.39        2.39
             -0.24        0.25
              1.33       -1.34
             -1.61        1.60
Jul 98        0.64       -0.63
              8.04       -8.05
             -2.03        2.04
             -4.33        4.33
             -2.75        2.74
             -2.73        2.73
Jan 99       -1.74        1.73
              0.68       -0.68
             -1.73        1.72
             -1.78        1.77
              0.74       -0.74
             -2.94        2.93
Jul 99        1.35       -1.35
              0.22       -0.23
              1.95       -1.95
             -2.98        2.98
             -1.02        1.02
             -3.19        3.18
Jan 00        2.35       -2.34
              1.55       -1.55
             -4.23        4.23
              1.36       -1.36
              1.00       -1.00
             -0.19        0.19
Jul 00        1.24       -1.23
             -2.38        2.38
              2.95       -2.96
              0.54       -0.54
              4.76       -4.76
              0.69       -0.68
Jan 1        -0.96        0.96
              4.99       -5.00
              3.42       -3.41
             -4.10        4.09
             -0.04        0.03
              1.41       -1.40
Jul 1         1.61       -1.61
              3.71       -3.70
              4.62       -4.62
              0.09       -0.09
             -4.53        4.52
             -0.76        0.76
Jan 2         1.13       -1.14
              1.45       -1.45
             -2.71        2.71
              4.00       -4.00
              0.79       -0.80
              4.00       -3.99
Jul 2         4.50       -4.51
              0.52       -0.51
              6.24       -6.25
             -4.63        4.63
             -2.96        2.96
Dec 2         3.97       -3.98

Source: Ibbotson Associates. Bonds are represented by the Lehman Brothers Aggregate Bond Index, and stocks are represented by the S&P 500 Index. Each line shows the difference in performance of each index relative to a 50/50 mix. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                                 Risk And Return

                        (Ten years ended December 2002)

[RISK AND RETURN CHART]

                           Return       Risk
Larg-Cap-Stocks            12.81       18.82
Mid-Cap-Stocks             12.71       17.72
Diversified Portfolio      10.99        9.35
Bonds                       9.46       21.66
Small-Cap-Stocks            9.53        5.32
T-bills                     5.65        0.61

Source: Ibbotson Associates. Return is measured by the geometric mean and risk is measured by standard deviation. The Diversified Portfolio consists of 30% large-cap stocks, 15% mid-cap stocks, 5% small-cap stocks, 40% domestic bonds, and 10% T-bills. The Portfolio is not intended to represent any investment product or mutual fund, and it is provided for illustrative purposes only. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks by the Russell 2000 Index; mid-cap stocks by the S&P 400 MidCap Index; domestic bonds by the Lehman Brothers Gov't./Credit Index; and T-bills by 30-day U.S. Treasury bills. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Consult With Your Investment Representative

Finally, a great way to avoid some of these common investment mistakes is to regularly discuss your options with an investment professional. The do-it-yourself approach to investing can lead to emotions overriding common sense. Discussing your options with your Investment Representative can help. Together, you can examine strategies to manage risk, diversify your assets, and keep you on track to meet your long-term financial goals.

Individual Portfolio Reviews

To Our Variable Trust Fund Clients

We are pleased to provide you with an overview of the WM Variable Trust Funds. This report includes performance reviews and highlights of the investment strategies incorporated during the twelve-month period ended December 31, 2002.

WM Advisors, Inc. is the investment advisor to the WM Variable Trust Funds and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Subadvisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers, who are responsible for the day-to-day management of the Funds, to ensure that policies are met and guidelines are followed, and to determine appropriate investment performance measures.

Understanding The Enclosed Charts And Performance

In order to help you understand the WM Variable Trust Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain indices. On the following pages, we provide descriptions of these indices adjacent to the corresponding chart.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses, and individuals cannot invest directly in an index. Total return is used to measure a Fund's performance and reflects both changes in the value of the units as well as reinvestment of any income dividends and/or capital gain distributions made during the period. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate with market conditions, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Please note that performance shown in this report represents performance of the WM Variable Trust Funds and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans.

                               Equity Income Fund*

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation     S&P 500
Inception|4/28/98   10000       10000        10000
                     9800       10018         9828
June                 9820       10030        10227
                     9549       10042        10118
                     8777       10054         8655
                     9248       10066         9210
                     9850       10090         9959
                    10221       10090        10563
Dec 98              10302       10084        11171
                    10432       10108        11639
                    10171       10121        11277
                    10261       10151        11728
                    10552       10225        12182
                    10602       10225        11895
June                10729       10225        12555
                    10568       10256        12163
                    10327       10280        12103
                    10096       10330        11771
                    10226       10348        12516
                    10417       10355        12770
Dec 99              10558       10355        13522
                    10236       10379        12843
                    10176       10441        12601
                    10799       10526        13833
                    10769       10533        13417
                    10920       10539        13142
June                10820       10600        13465
                    10799       10618        13255
                    11074       10631        14078
                    11391       10686        13335
                    11851       10704        13279
                    11677       10711        12232
Dec 00              12372       10704        12292
                    12648       10772        12729
                    12576       10815        11568
                    12442       10840        10836
                    12913       10883        11677
                    13199       10932        11756
June                13144       10950        11470
                    13403       10920        11358
                    13300       10920        10647
                    12667       10969         9786
                    12625       10932         9973
                    13154       10913        10738
Dec 01              13351       10871        10833
                    13299       10896        10675
                    13236       10939        10469
                    13848       11000        10862
                    13402       11062        10204
                    13444       11062        10128
June                12731       11069         9407
                    11786       11081         8674
                    12020       11117         8731
                    10864       11136         7782
                    11340       11155         8467
                    12030       11155         8965
Dec 02              11680       11164         8438

Average Annual Total Returns as of 12/31/02(1)

                                                         Since Inception
  Class 1 Shares                         1 Year           (April 28, 1998)
Equity Income Fund(1)                   -12.51%               3.38%
-------------------------------------------------------------------------
S&P 500 Index(2)                        -22.10%              -3.57%
-------------------------------------------------------------------------

                                                            Since Inception
Class 2 Shares                           1 Year              (May 1, 2001)
Equity Income Fund(1)                   -12.67%                -5.93%
---------------------------------------------------------------------------
S&P 500 Index(2)                        -22.10%                -17.71%
---------------------------------------------------------------------------

* AS OF 08/01/00, THE VT BOND & STOCK FUND BECAME THE VT EQUITY INCOME FUND. THE FUND'S OBJECTIVES AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE CONSIDERED WHEN REVIEWING PAST PERFORMANCE. PLEASE REVIEW THE PROSPECTUS FOR DETAILED INFORMATION.

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.

 NOTE: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

 Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: RICHARD E. HELM WM ADVISORS, INC.

The VT Equity Income Fund is managed by an equity team led by Richard Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm holds the Chartered Financial Analyst designation and has nearly 16 years of investment experience. He received his B.S. from the University of Colorado at Boulder and his M.B.A. from the University of Denver.

PERFORMANCE REVIEW

The VT EQUITY INCOME FUND posted a total return of -12.51% (Class 1 shares) for the 12-month period ended December 31, 2002, which significantly outpaced the -22.10% return of the S&P 500 Index.(2) The defensive, value-based holdings of the Fund led the market early in the period, but performance began to retreat over the summer before closing with strength in the fourth quarter. Long-term results have been favorable, with the Fund posting an average annual return of 3.38% (Class 1 shares) since its inception while many equity investments have been in negative territory.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Early in the year, as a slow economic recovery seemed likely and growth stocks struggled, the Fund's value positions produced positive results. In the spring, prospects for recovery weakened and uncertainty surrounding corporate scandal and geopolitical unrest dominated headlines These developments drove stocks markedly lower across all segments and styles. We favored traditional value stocks during the second half of the year, and these holdings suffered alongside the market as a whole. However, the Fund's asset allocation had a beneficial impact on relative results. Our fixed-income positions helped to manage risk and to provide positive results during much of the period. Toward the end of the year, we took some profits in these assets and added to select equity positions. We were rewarded with strong equity results in the fourth quarter.

As equity market volatility intensified, we utilized a strategy of purchasing a small position in firms whose valuation became attractive and then adding to the position if the stock continued to decline. Sometimes this tactic was effective and sometimes the stock fell further than we had thought it could. For example, we bought Tyco International at very attractive valuations while it rebuilt its management and endured intense scrutiny of earnings and accounting practices. We felt that the company still possessed strong fundamentals and picked up the stock after it had fallen more than 50% from its high. Although it continued to fall in price throughout the summer, the stock has since responded. We also added to General Electric and Boeing after valuations made these firms very attractive.

We favored larger-cap firms early in the period. Among these firms, some strong performers were found in the consumer staples sector. Large, well-established stocks such as Procter & Gamble (+9%) held up remarkably well during much of the market decline and provided valuation opportunities to create profits. Diebold, one of the leading producers of automated teller machines, benefited from demand for automated voting and point-of-sale machines and closed the year with strong performance. We added to this position during the year, making it the Fund's largest holding at the close of the period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We were overweighted in financials, convertibles, and real estate investment trusts (REITs) throughout the period. The financial positions helped performance relative to the overall market, and we significantly boosted this already overweighted position. For example, companies such as Allstate (+10%), which we held for the entire period, and newer additions ACE and XL Capital were all able to participate in the strong pricing cycle within the insurance and reinsurance sectors, and they closed the period with good results. Our convertible positions also performed well for much of the period, but as interest rates bottomed it made more sense to own the stock directly. We took some profits in these positions, adding to value stocks within the technology sector. We maintained positions in convertible bonds and REITs during the second half of the year when it became clear that the economic recovery was not materializing as soon or as strong as many had predicted. These positions, although impacted by the broad market sell-off, were able to boost relative results with their strong yields and closer ties to falling interest rates.

Shifts in a variety of sectors also affected Fund performance. We increased the Fund's holdings in health care stocks, and we remain positive on the overall strength of the sector. In contrast, we reduced the concentration of materials stocks--this turned out to be beneficial for the Fund as the sector struggled during much of 2002. Within the retail sector, we sold out of supermarket chain Albertson's due to the competitive threat posed by Wal-Mart Stores. We still hold Supervalu (-25%) because we like its positioning, but the stock did not improve during the year.

Several technology and utility positions also detracted from overall results. We slowly added to Electronic Data Systems (-73%) in 2002, and although we have been early--the stock has continued to stumble along with the rest of its industry--we are still comfortable with the firm's long-term positioning. Holdings such as El Paso Corp. (-84%) and Duke Energy (-50%) suffered as a result of merchant trading problems and a backlash from the California energy issues. We still own modest positions in these firms and feel that they are cleaning out their balance sheets, but we are looking for slower, steadier growth than they had once predicted. We also took some profits in energy stocks during the year, adding to industrials and technology where we could find attractive valuations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are currently looking for opportunities within technology as the market sorts out the survivors of a brutal secular decline. The same is true for telecommunication services where valuations now appear more attractive than they have for quite some time. We still favor consumer stocks and feel that REITs could continue their performance given their value and yield characteristics. We favor financials, but selectively pick stocks in this area because of the effects that very low interest rates can have on their profit margins. We plan to be opportunistic with convertibles, taking advantage of the upside in return and income potential. We will also use bonds for income and risk management, but with yields near their lows we do not expect too much price appreciation.

We think that the economy will experience a muted recovery and that it will be some time before the recovery becomes clearly discernible. This process can be labeled a "growth recession" where growth is positive but below its potential. Because corporations still have a significant amount of excess capacity, it could take a while to cleanse the system. We are also concerned about Japan's ongoing weakness and Europe's economic issues evidenced by Germany. We will continue to seek companies that are priced attractively and that have the potential to generate strong results despite the slow growth environment.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Mortgage-Backed              1%
U.S Treasuries               1%
Materials                    2%
Telecommunication Services   4%
Corporate Bonds              4%
Consumer Staples             4%
Energy                       5%
Utilities                    5%
Convertibles                 6%
Cash Equivalents             6%
Information Technology       7%
Health Care                  9%
Consumer Discretionary       9%
Industrials                  9%
REITs                       10%
Financial                   18%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                            Growth & Income Fund

              Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                          NAV        Inflation        S&P 500
Inception 1/12/94        10000         10000           10000
                         10010         10000           10000
                          9970         10034            9730
                          9670         10068            9307
                          9860         10082            9428
                          9900         10089            9581
June                      9660         10124            9345
                          9950         10151            9654
                         10250         10192           10047
                         10040         10219            9805
                         10140         10226           10029
                          9670         10239            9661
Dec 94                    9830         10239            9802
                         10040         10280           10057
                         10440         10322           10447
                         10820         10356           10757
                         11030         10390           11070
                         11440         10411           11507
June                     11646         10431           11777
                         12072         10431           12170
                         12123         10459           12202
                         12437         10479           12714
                         12123         10514           12669
                         12792         10507           13227
Dec 95                   13016         10499           13471
                         13442         10561           13935
                         13726         10595           14069
                         13949         10650           14204
                         14253         10692           14412
                         14415         10712           14784
June                     14213         10718           14845
                         13469         10739           14184
                         13924         10759           14485
                         14557         10794           15299
                         14734         10828           15718
                         15943         10849           16911
Dec 96                   15855         10849           16580
                         16875         10883           17609
                         16931         10917           17752
                         16398         10944           17013
                         17020         10958           18029
                         18173         10951           19136
June                     18639         10964           19990
                         20385         10977           21577
                         19760         10998           20377
                         20663         11026           21494
                         19712         11053           20776
                         20073         11047           21738
Dec 97                   20374         11033           22112
                         20470         11054           22357
                         22058         11075           23969
                         22890         11096           25196
                         23082         11116           25451
                         22431         11136           25013
June                     23082         11150           26029
                         22124         11163           25753
                         18354         11176           22029
                         19910         11190           23441
                         21738         11217           25347
                         23151         11217           26883
Dec 98                   24237         11210           28431
                         24978         11237           29620
                         24436         11250           28698
                         25235         11284           29846
                         26921         11367           31001
                         26622         11367           30270
June                     27964         11367           31950
                         27069         11401           30953
                         26344         11428           30798
                         25683         11483           29954
                         26823         11504           31850
                         27563         11510           32497
Dec 99                   28627         11510           34411
                         27256         11538           32684
                         26362         11606           32066
                         29167         11701           35202
                         29260         11708           34142
                         29722         11715           33442
June                     29354         11783           34265
                         28420         11803           33731
                         30333         11817           35825
                         29802         11879           33934
                         30637         11899           33791
                         28563         11906           31128
Dec 00                   29302         11899           31281
                         31779         11974           32391
                         30364         12022           29437
                         28852         12050           27574
                         30298         12098           29716
                         31037         12152           29915
June                     30363         12173           29189
                         30315         12139           28902
                         28654         12139           27093
                         26284         12193           24904
                         26597         12152           25380
                         28046         12131           27326
Dec 01                   28276         12084           27567
                         27306         12112           27164
                         26697         12160           26640
                         28096         12228           27642
                         26138         12297           25967
                         26483         12297           25774
June                     24648         12304           23939
                         22624         12318           22072
                         22973         12358           22217
                         20570         12379           19803
                         22110         12400           21546
                         23238         12400           22814
Dec 02                   22292         12410           21472

Average Annual Total Returns as of 12/31/02(1)

                                                           Since Inception
Class 1 Shares               1 Year         5 Year       (January 12, 1994)
Growth & Income Fund(1)     -21.16%          1.82%              9.35%
---------------------------------------------------------------------------
S&P 500 Index(2)            -22.10%         -0.59%              8.95%
---------------------------------------------------------------------------

                                                           Since Inception
Class 2 Shares               1 Year          5 Year      (November 6, 2001)
Growth & Income Fund(1)     -21.33%           N/A              -16.28%
---------------------------------------------------------------------------
S&P 500 Index(2)            -22.10%           N/A              -13.35%
---------------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from January 31, 1994 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGERS: RANDALL L. YOAKUM AND STEPHEN Q. SPENCER WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randall L. Yoakum and Stephen Q. Spencer manages the VT Growth & Income Fund. Mr. Yoakum holds the Chartered Financial Analyst designation and has experience in investment and financial analysis dating back to 1984, including more than ten years with WM Advisors, Inc. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee, and he is the Chief Investment Officer. He holds a B.B.A. in Economics/Finance from Pacific Lutheran University and an M.B.A. in Finance/Economics from Arizona State University. Mr. Spencer holds the Chartered Financial Analyst designation and has 18 years experience in investment and financial analysis. He joined WM Advisors in 1999 and is now Head of the Equity Investment Team and a Senior Portfolio Manager. He holds both a B.S. and an M.B.A. in Finance/Capital
Markets from Brigham Young University.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT GROWTH & INCOME FUND posted a total return of -21.16% (Class 1 shares). The Fund slightly outpaced its benchmark, the S&P 500 Index for the period.(2) Long-term results have been favorable, with the Fund outperforming its benchmark and posting an average annual return of 9.35% (Class 1 shares) since its inception.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Equity markets experienced heightened volatility due to general economic weakness, geopolitical uncertainty, and corporate scandals. We maintained a conservative stance during the year, buying when prices looked relatively cheap and selling on strength. We stayed away from positions in materials, and we missed most of the major problems within the utilities sector. We also benefited from good stock selection during the period. This was true within the information technology sector where, although we were underweighted the entire year, stock selection added to relative results. The Fund closed with strong results in the fourth quarter, erasing some of the losses experienced during the summer slump in equity markets.

However, we did not bypass all targets of the period's headlines. Tyco International, one of the Fund's largest holdings early in the period, was damaged by both the post-Enron scrutiny of accounting practices and its own management scandal. Its stock closed down 71% for the period, but the company's fundamentals and business model remain quite attractive. We continue to own the firm and have added to the position on weakness and attractive valuations. While we may have been wrong on the assessment of the prior management's integrity, we believe there is strong value in the company's underlying businesses. It is priced quite attractively and has a new management team in place

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The largest sector move we made during the year was adding to financials, making it the largest weighting in the Fund. Consequently, we were rewarded with strong relative results. Positions in Wells Fargo (+8%), Bank of America (+11%), and Allstate (+10%) were strong performers throughout the period. However, J.P. Morgan Chase (-34%) detracted from overall results as the firm struggled alongside the rest of the brokerage industry amid credit risks.

We also favored health care stocks, moving to an over-weighted position. We feel that demographics will drive volume growth within the sector as baby boomers begin to retire. The Fund received strong relative results from health care issues, benefiting from strong performance in the second half of the period from Mylan Laboratories and Cardinal Health. The Fund also benefited from its under- weighting in information technology stocks throughout the period, but we are now seeing much more reasonable valuations and will be looking for opportunities to rebuild the sector positioning.

We reduced and realigned our consumer staples positions during the year. This sector provided very strong performance early in the period, but declined with the rest of the market during the spring and summer. Fund performance was impacted by our position in Kroger (-26%), which was hurt by increased competition from Wal-Mart Stores. Wal-Mart's entry into the grocery business forced prices lower and reduced margins, creating a need to compete on economies of scale. We feel that Kroger will be able to survive the pressure because its size allows it to compete on prices. We believe market share should not suffer as much as many had predicted, putting its stock at an attractive valuation. The stock rebounded with strong performance at the close of the period.

We went from an over-weighted position in industrials to an underweighted one given the outlook for continued economic weakness. This underweighting helped with relative results, but our positions within the sector negatively impacted overall performance. Boeing (-15%) was affected by reduced travel and demand for planes stemming from September 11th. Honey-well International (-29%) also affected Fund results after its merger with General Electric was blocked in Europe and it suffered from continuity and pension problems. We also reduced the relative position in telecom firms in response to the huge overcapacity vexing the sector.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy may continue to stumble into a recovery without experiencing a big boost in overall output. At the moment, corporations lack pricing power to generate additional revenues, and overcapacity created in the late 1990s remains a problem. Companies need to shed this excess capacity before they can lift prices and increase earnings. While business activity seems to have reached a bottom, it may take some time for companies to make the necessary increases in capital expenditures to add to overall economic output. Firms seem to be waiting for clear signs of earnings visibility before expanding their capital budgets. The consumer has been the lone bright spot in this year's economy, but the boom in refinancing and spending should slow during 2003.

We have positioned the portfolio in light of these factors, emphasizing attractive valuations and seeking the best companies at the right price. Generally, our strategy dictates an "early in and early out" approach where we buy at attractive prices and trim the holding as it becomes more fairly valued. We tend to make gradual moves in and out of industries, looking for broad secular shifts in relative valuations rather than short-term responses to short-term market trends.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Cash Equivalents               1%
Telecommunication Services     3%
Utilities                      6%
Energy                         8%
Information Technology         9%
Consumer Discretionary        10%
Consumer Staples              10%
Industrials                   11%
Health Care                   17%
Financials                    25%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                          West Coast Equity Fund

               Growth of a $10,000 Investment (Class 1 Shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]


                           West Coast Equity Fund(1)
                                     NAV                  S&P 500 Index(2)          Inflation(2)
Inception|4/28/98                  10000                      10000                     10000
                                    9470                       9828                     10018
June                                9290                      10227                     10030
                                    8720                      10118                     10042
                                    7020                       8655                     10054
                                    7690                       9210                     10066
                                    8500                       9959                     10090
                                    9700                      10563                     10090
Dec 98                             10940                      11171                     10084
                                   11230                      11639                     10108
                                   10540                      11277                     10121
                                   10860                      11728                     10151
                                   11470                      12182                     10225
                                   11990                      11895                     10225
June                               12853                      12555                     10225
                                   12903                      12163                     10256
                                   12953                      12103                     10280
                                   12497                      11771                     10330
                                   13126                      12516                     10348
                                   13622                      12770                     10355
Dec 99                             15355                      13522                     10355
                                   15234                      12843                     10379
                                   17473                      12601                     10441
                                   17959                      13833                     10526
                                   16732                      13417                     10533
                                   16115                      13142                     10539
June                               17576                      13465                     10600
                                   17504                      13255                     10618
                                   18992                      14078                     10631
                                   17697                      13335                     10686
                                   16748                      13279                     10704
                                   15311                      12232                     10711
Dec 00                             16320                      12292                     10704
                                   17686                      12729                     10772
                                   15983                      11568                     10815
                                   15137                      10836                     10840
                                   16707                      11677                     10883
                                   18063                      11756                     10932
June                               19730                      11470                     10950
                                   18278                      11358                     10920
                                   17871                      10647                     10920
                                   14612                       9786                     10969
                                   15625                       9973                     10932
                                   16931                      10738                     10913
Dec 01                             17443                      10833                     10871
                                   17254                      10675                     10896
                                   16878                      10469                     10939
                                   17870                      10862                     11000
                                   17243                      10204                     11062
                                   16595                      10128                     11062
June                               15785                       9407                     11069
                                   14093                       8674                     11081
                                   13583                       8731                     11117
                                   12540                       7782                     11136
                                   13348                       8467                     11155
                                   14403                       8965                     11155
Dec 02                             13508                       8438                     11164

Average Annual Total Returns as of 12/31/02(1)

                                                Since Inception
Class 1 Shares                1 Year            (April 28, 1998)
West Coast Equity Fund(1)    -22.55%                 6.65%
----------------------------------------------------------------
S&P 500 Index(2)             -22.10%                -3.57%
----------------------------------------------------------------

                                                  Since Inception
Class 2 Shares                1 Year            (November 6, 2001)
West Coast Equity Fund(1)    -22.67%                 -14.73%
------------------------------------------------------------------
S&P 500 Index(2)             -22.10%                 -13.35%
------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: PHILIP M. FOREMAN WM ADVISORS, INC.

The VT West Coast Equity Fund is managed by an equity team led by Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Foreman, who rejoined WM Advisors in February of 2002, holds the Chartered Financial Analyst designation and has more than 16 years of investment management experience. He earned a B.S. in Economics from the University of Washington and an M.B.A. in Finance from the University of Puget Sound.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT WEST COAST EQUITY FUND posted a total return of -22.55% (Class 1 shares), which was in line with the -22.10% return of the S&P 500 Index(2). Long-term results have been favorable. The Fund had an average annual rate of return of 6.65% (Class 1 shares) since its inception, and this outpaced the S&P 500 by an average annual rate of more than 10%.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Generally weak economic and earnings conditions hurt investor confidence and sent market indices spiraling downward for much of the year. Early in the period, some of the value-based holdings in the Fund outperformed the rest of the market, but after the economic recovery failed to take hold as previously predicted, nearly all equity market segments retreated. This downdraft in the second half of the year negatively impacted Fund performance, bringing the Fund down in line with the S&P 500. It was not until October and November that the market rallied, only to return some of its gains in December.

During the period, we expanded the Fund's overall investment universe to include California. We felt this was an appropriate move given the state's size, strength, and positive macroeconomic trends. We were already very familiar with the business operations in California as a result of its parallels to the Northwest in technology, international trade, demographics, and housing trends. Expanding the Fund's investment opportunities will also increase its overall level of diversification, and it will allow us to hone our focus on the outstanding small-, mid-, and large-size firms in the entire region.

Some of the Fund's weakest performance during the year came from the small-cap technology and biotechnology sectors. After a very strong fourth quarter in 2001, these market segments were hit very hard during 2002. Within the technology sector, firms such as InFocus (-72%) and Pixelworks (-64%) both negatively impacted Fund results. However, we have retained these holdings because we feel they have strong business prospects and are positioned to take advantage of the next normal market swing. Within the biotechnology sector, firms such as Corixa (-58%) and ICOS (-59%) suffered through FDA delays on drugs in their pipeline, which compounded problems created by generalized weakness in the sector. Prospects for increases in health care expenditures and improve-ments in the drug approval process have led us to retain these firms. We also added Allergan, a mid-size pharmaceutical company that specializes in eye care and skin products, such as its bestseller Botox.

At different times during the period, it was the stocks that we steered clear of that benefited the Fund as much as the ones we held. For example, we avoided the entire West Coast utility debacle (the overall sector was down 30%), and we limited our information technology holdings, which previously were a large overweighting in the Fund. We have been reducing information technology concentrations since 2000 due to our concerns about valuations and the weak business environment. We now see some attractive stock prices within the sector, but we are waiting for signs of improving fundamentals before we rebuild this sector weighting.

Throughout the year we focused on upgrading the quality of the portfolio and looking for great businesses that can perform regardless of economic conditions. We seek out companies that have the ability to grow, buy them when they are priced attractively, and hold them for the long term.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

By expanding our investment opportunities to include those in California, we were able to add several new companies and industries, which in turn helped to diversify the portfolio. Because of ongoing and projected increases in defense spending, we added Northrop Grumman to the Fund's holdings. We also purchased Simpson Manufacturing, which is a play on the booming California housing market. The firm specializes in construction and remodeling. Another California-based firm, Univision Communications, was added at what we believe to be a very attractive valuation. Its stock price has been pulled down along with those throughout the media industry. However, the company dominates the Hispanic television market, which is growing at six times the rate of the U.S. population.

We also restructured the Fund's sector weightings during the year, reducing information technology and health care in favor of financials and consumer discretionary stocks. The resulting overweight in financial stocks benefited the Fund as our positions performed well. We used bank stocks as a defensive position when markets were contracting, and we were rewarded with strong relative results. Firms such as Bank of America (+11%) and Wells Fargo (+8%) all closed the year to the Fund's advantage. Within the consumer market segments, we favored discretionary equities because of the strength of the housing boom and the additional spending power created through refinancing. One of the best performers of last year, Hollywood Entertainment (+6%), had two periods of significant price appreciation during 2002, and we slowly trimmed the position, taking profits throughout the year. Because consumer spending was this year's bright spot in the economy, we are watching valuations within the sector and may reduce positions if valuations escalate.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We believe that stocks are becoming more attractively priced relative to bonds and that now may be the appropriate time to buy good businesses. There are great valuation opportunities in firms that will be poised for long-term strength when earnings fundamentals improve. However, we do not expect the euphoria of the 1990s to return in the near term. Instead, the next market cycle will probably be closer to historical post-recession performance. We plan to build the portfolio with good companies that can generate strong relative performance through this coming cycle and for the long term.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Consumer Staples            2%
REITs                       3%
Energy                      3%
Cash Equivalents            4%
Materials                   7%
Health Care                10%
Industrials                15%
Information Technology     16%
Consumer Discretionary     20%
Financials                 20%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                              Mid Cap Stock Fund

               Growth Of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                         Mid Cap Stock Fund(1)
                                NAV                    S&P 400 Mid Cap Index(2)         Inflation(2)
Inception|5/1/00               10000                            10000                      10000
                               10210                             9875                      10006
June                            9980                            10020                      10064
                               10150                            10178                      10081
                               10860                            11314                      10093
Sept                           10751                            11236                      10146
                               10951                            10855                      10163
                               10651                            10036                      10169
Dec 00                         11740                            10804                      10163
                               12170                            11044                      10227
                               12139                            10414                      10268
Mar                            11700                             9640                      10292
                               12351                            10703                      10333
                               12780                            10953                      10379
June                           13188                            10909                      10397
                               13129                            10746                      10368
                               12739                            10395                      10368
Sept                           11488                             9102                      10414
                               11898                             9504                      10379
                               12408                            10211                      10361
Dec 01                         13149                            10739                      10321
                               12699                            10683                      10345
                               12699                            10696                      10386
Mar                            13470                            11461                      10444
                               13380                            11407                      10503
                               13510                            11214                      10503
June                           12805                            10393                      10509
                               11871                             9386                      10521
                               11995                             9434                      10555
Sept                           11071                             8673                      10573
                               11389                             9049                      10591
                               11984                             9573                      10591
Dec 02                         11789                             9180                      10600

Average Annual Total Returns as of 12/31/02(1)

                                        Since Inception
Class 1 Shares               1 Year      (May 1, 2000)
Mid Cap Stock Fund(1)       -10.35%          6.36%
-------------------------------------------------------
S&P 400 MidCap Index(2)     -14.51%         -3.16%
-------------------------------------------------------

                                             Since Inception
Class 2 Shares               1 Year           (May 1, 2001)
Mid Cap Stock Fund(1)       -10.54%              -2.92%
------------------------------------------------------------
S&P 400 MidCap Index(2)     -14.51%              -8.80%
------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The S&P 400 MidCap Index represents an unmanaged weighted index of 400 mid-size companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 2000 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: DAN COLEMAN WM ADVISORS, INC.

The VT Mid Cap Stock Fund is managed by an equity team led by Dan Coleman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Coleman assumed responsibility for the day-to-day management of the VT Mid Cap Stock Fund in December 2001 and has investment experience dating back to 1979. He holds a B.A. in Finance from the University of Washington and an M.B.A. from New York University.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT MID CAP STOCK FUND was a strong relative performer in the face of heightened market volatility. The Fund posted a total return of -10.35% (Class 1 shares), which outpaced the -14.51% return of the S&P 400 MidCap Index.(2) Early in the period, mid-cap value stocks performed very well to lead the market, but their performance tapered off over the summer before closing with a strong fourth quarter. Despite the bear market in U.S. equities, the Fund has averaged an annual rate of return of 6.36% (Class 1 shares) since its inception, significantly outpacing the -3.16% average annual rate of return of its benchmark over the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A variety of market trends favored mid-cap stocks before macroeconomic factors eventually took their toll on performance. Mid-cap firms benefited from investor perception that their earnings were more transparent than those of the huge conglomerates that experienced corporate accounting and governance scandals. By comparison, mid-cap companies seemed easier for investors to understand, plus they lacked the perceived risk of many emerging, small-cap firms. Within this investment environment, Fund performance began the period very strong, but it struggled over the summer as a weak economy, slow earnings growth, and geopolitical uncertainty weighed on nearly every equity market segment.

Our value-driven investment process helped determine overall performance. For example, we watched valuations of Covance, a firm that per-forms preclinical and clinical trials for pharmaceuticals drop to an attractive $13 per share in July. We then added to our existing position, and subsequently the stock climbed to over $24 per share at the end of the period. This price was closer to our valuation target, and we have since taken some profits and trimmed the firm back to its core position. We used the same strategy with Lockheed Martin, building up the position when the stock was out of favor and attractively priced, and then trimming it after it reached what we believe to be fair value. The stock went from a low of $44 early in the period to a high of $71, closing the year up 24% overall.

Individual stock selection also contributed to the Fund's results for the period. In addition to Lockheed Martin, the Fund's strongest contributors to performance included Countrywide Financial Industries. Countrywide (+26%)benefited from the housing and refinancing boom, and it is now the largest independent residential mortgage-lending firm in the U.S. The holdings that detracted from overall results included both CommScope and United States Cellular. CommScope (-63%), in which the Fund still holds a position, manufactures coaxial and fiber-optic cable. It suffered from weak profits within its industry. United States Cellular (-45%) also struggled after the entire cellular industry missed projections that turned out to be far too aggressive. We still hold the position because the company is well-financed and possesses a strong balance sheet.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We revamped the Fund's sector positioning in early 2002, significantly reducing health care stocks and adding to financial holdings, which now represents the largest sector position. These moves resulted in a more sector neutral stance, reducing a large overweighting in health care stocks that had appreciated and adding to financial stocks after several takeovers had caused a relative underweighting. We added firms like GreenPoint Financial (+26%), which is a leading originator of specialty loans, and Fidelity National Financial (+46%), in the insurance sector. We sold out of Health Net, but we held onto HEALTHSOUTH (-72%), which struggled through management problems and earnings shortfalls. We have since reduced our position in the firm. We also lowered overall information technology exposure and added to the consumer discretionary sector.

We also took new positions in firms that have been hit by negative market sentiment, but which also possess strong fundamentals and were priced at attractive levels. For example, we added Lincoln Electric Holdings when its stock price dropped from $30 to $22 per share. The company is a leading manufacturer of arc-welding products and supplies, and it is gaining significant market share worldwide. The firm's overseas operations are growing to the point where it should be able to generate earnings even if growth stalls in the U.S. We also purchased shares of Tiffany when its price dropped from $40 into the mid $20's. Tiffany is a quality franchise that recently added watches to its product line, increasing the potential for incremental profitability on this high-margin product.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We build the Fund's portfolio company-by-company from the bottom up, paying close attention to stock valuations. We try not to make major sector bets, but normal over- and underweightings will occur as industries become attractively valued and then appreciate. We try to keep core positions in firms even as we add to them when prices go down and seek to take profits when they become more fairly valued. We will continue to try to avoid disasters in the market with prudent, defensive positioning within the mid-cap arena.

We believe that global economies will continue to struggle in the short term and earnings will only slowly and selectively improve. As a result, we are pursuing firms that are able to generate incremental results and that are not reliant on strong underlying economic growth to generate profits.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Telecommunication SeRvices    1%
Utilities                     7%
Energy                        7%
Consumer Staples              7%
Cash Equivalents              9%
Industrials                  11%
Health Care                  11%
Information Technology       14%
Consumer Discretionary       15%
Financial                    18%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     Growth Fund

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation      Index
Inception 5/7/93    10000       10000        10000
                    10250       10000        10000
June                10410       10014        10033
                    10220       10014         9986
                    10530       10042        10366
                    10810       10063        10290
                    10980       10104        10498
                    10900       10111        10400
Dec 93              11190       10111        10528
                    11730       10139        10880
                    11680       10173        10587
                    11390       10208        10126
                    11320       10222        10258
                    10970       10229        10425
June                10560       10264        10167
                    10910       10292        10504
                    11541       10333        10931
                    11571       10361        10668
                    11831       10368        10912
                    11451       10382        10512
Dec 94              11491       10382        10665
                    11611       10423        10943
                    11971       10465        11367
                    12232       10499        11704
                    12662       10534        12044
                    13162       10555        12520
June                13934       10576        12814
                    14838       10576        13241
                    14928       10604        13277
                    15400       10625        13833
                    14988       10660        13785
                    15721       10652        14391
Dec 95              15781       10645        14657
                    16083       10708        15162
                    16835       10742        15307
                    16956       10798        15454
                    17809       10840        15681
                    18161       10861        16086
June                17392       10867        16152
                    16121       10888        15433
                    17208       10908        15760
                    18388       10943        16646
                    17769       10978        17102
                    18330       10999        18400
Dec 96              18330       10999        18039
                    19224       11034        19160
                    18353       11069        19315
                    17128       11096        18511
                    17426       11110        19616
                    18651       11103        20821
June                19386       11116        21750
                    21026       11130        23476
                    19929       11151        22171
                    21093       11179        23386
                    20523       11207        22605
                    20443       11200        23652
Dec 97              20390       11186        24058
                    21065       11208        24325
                    23024       11229        26079
                    24122       11250        27415
                    25061       11271        27691
                    24319       11291        27215
June                26627       11304        28320
                    26539       11318        28020
                    22056       11332        23968
                    24754       11345        25505
                    25610       11372        27578
                    27365       11372        29249
Dec 98              32424       11366        30934
                    36730       11393        32227
                    35540       11407        31225
                    40079       11441        32474
                    42151       11524        33731
                    39833       11524        32935
June                43027       11524        34762
                    41336       11559        33678
                    42448       11587        33510
                    44554       11642        32591
                    47904       11663        34654
                    53260       11670        35358
Dec 99              63906       11670        37440
                    64040       11698        35561
                    71898       11767        34889
                    72991       11864        38301
                    66378       11871        37148
                    60411       11878        36387
June                62181       11947        37282
                    61074       11967        36700
                    65758       11981        38979
                    62484       12044        36921
                    59690       12064        36766
                    49961       12071        33869
Dec 00              49831       12064        34035
                    52173       12140        35243
                    42203       12189        32029
                    37738       12217        30001
                    44629       12266        32333
                    43415       12321        32549
June                41743       12342        31758
                    39389       12307        31447
                    35462       12307        29478
                    32061       12363        27097
                    32532       12321        27614
                    34680       12300        29732
Dec 01              35359       12252        29994
                    34260       12280        29556
                    31197       12329        28985
                    32164       12398        30075
                    30044       12467        28253
                    29573       12467        28044
June                26695       12475        26047
                    24495       12489        24015
                    24836       12530        24173
                    22715       12551        21546
                    24809       12573        23442
                    26328       12573        24822
Dec 02              24390       12583        23363

Average Annual Total Returns as of 12/31/02(1)

                                                 Since Inception
Class 1 Shares          1 Year         5 Year    (May 7, 1993)
Growth Fund(1)         -31.01%          3.65%        9.68%
----------------------------------------------------------------
S&P 500 Index(2)       -22.10%         -0.59%        9.26%
----------------------------------------------------------------

                                                    Since Inception
Class 2 Shares          1 Year         5 Year     (November 6, 2001)
Growth Fund(1)         -31.16%           N/A            -24.24%
--------------------------------------------------------------------
S&P 500 Index(2)       -22.10%           N/A            -13.35%
--------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from May 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: COLUMBIA MANAGEMENT CO., JANUS CAPITAL MANAGEMENT, AND OPPENHEIMERFUNDS, INC.

As of March 2002, the VT Growth Fund began to utilize a multi-manager approach (Janus managed the Fund's entire portfolio prior to that date). This multi-manager strategy combines the expertise and complementary styles of three well-respected large-cap growth fund managers and management firms. The process and asset proportions for each manager are determined by WM Advisors, Inc. Currently, Oppenheimer manages approximately 61% of assets while Columbia manages 19% and Janus manages 20%.

PERFORMANCE REVIEW

Weakness in growth-style investments continued throughout the period to the disadvantage of the VT GROWTH FUND, which returned -31.01% (Class 1 shares). However, the Fund has provided strong long-term results, posting an average annual return of 9.68% since its inception (Class 1 shares).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Janus cites a number of key contributors to an intensely difficult environment for growth stocks. These contributors included economic weakness, geopolitical strife, and an unprecedented crisis in confidence. In response, Janus broadened assets and reduced overall exposure to those sectors most at risk from continued economic weakness, such as technology. While that decision has undoubtedly prevented even sharper losses, Janus was admittedly slow to recognize the severity of the decline in technology market demand.

Oppenheimer was disappointed with absolute performance but pleased with relative results. The firm remains confident that its disciplined, "growth-at-a-reasonable-price" investment strategy will continue to deliver long-term results while avoiding undue risk. It also cites economic uncertainty, global political instability, and accounting irregularities at several well-known companies as the main causes of market volatility. Slower-than-expected growth further undermined investor confidence, driving stock prices lower in a wide range of industry sectors. Despite these problems, markets rallied during the last quarter of the year as low interest rates and improving economic indicators led many investors to anticipate a material return to economic growth in 2003.

Throughout this difficult period, Columbia's objective has been to build a diversified portfolio of superior growth companies with reasonable valuations and good future prospects. However, the Fund could not avoid the impact of all the economic and financial factors also cited by Janus and Oppenheimer. Columbia notes that accommodative policy enacted by the Federal Reserve usually has a favorable impact on the stock market, but recent moves by the Fed were offset by troublesome accounting scandals and the sharp decline in corporate earnings.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/ SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

This year, several specific industries and holdings had a negative impact on performance within Janus' portion of the Fund. For example, the cable industry was impacted by a broad meltdown in the telecommunication services sector and the discovery of management fraud at Adelphia Communications. As a result, the investment in Cablevision suffered. Liberty Media, a cable and media holding company, also lost ground with the market's distaste for even a modest amount of complexity in the company's capital structure.

Meanwhile, the health care industry remained resilient for most of the year despite the slowing economy. Forest Laboratories, for example, benefited from strong sales of anti-depressant Celexa and an extremely positive reception to its successor drug, Lexapro. As Janus saw a favorable union of positive pricing trends, reasonable valuations, and sustainable unit growth, it took new positions in leading medical device maker Medtronic and drug distributor AmerisourceBergen.

Oppenheimer experienced generally mixed results from its holdings. The Fund benefited from its relatively large exposure to government-sponsored financial agencies, such as Fannie Mae, that offer predictable earnings and relatively little risk. Portfolio management was also pleased with their energy positions, such as BJ Services, that benefited from rising oil and gas prices and increasing demand. Within consumer staples, Anheuser-Busch Companies proved to be one of the Fund's best-performing holdings. Conversely, declines in technology stocks hurt the Fund's performance. The Fund lost ground primarily due to weakness within the semiconductor industry, which Oppenheimer still believes will be among the earliest and strongest beneficiaries of improving economic fundamentals. The bulk of Oppenheimer's technology holdings remain diversified among core technology names, such as Microsoft, Dell Computer, Nokia and Cisco Systems. These firms are gaining market share and maintain-ing their stock value relatively well. Losses from discretionary stocks, such as AOL
Time Warner and Comcast, were balanced by relatively good performance from firms such as Viacom and Carnival.

Columbia maintained a fairly balanced approach to sector weightings and holdings. However, it has overweighted the consumer discretionary sector in response to the ongoing dependence of economic growth on consumer spending. With oil prices remaining high and a cyclical upturn in exploration expected, Columbia has also overweighted the energy sector, focusing on those companies engaged in exploration and production. The information technology allocation is roughly market weighted due to high valuations and a lackluster business cycle. Consumer staples and health care are underweighted because Columbia believes it is unwise to restructure defensively at this time.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Janus believes that the outlook for the economy remains murky, particularly given the enormous amount of geopolitical uncertainty that continues to hang over the market. For that reason, Janus has maintained a balanced mix in terms of industry exposure and in the degree of leverage to any sustained upswing in the economic cycle. Regardless, the firm's focus remains on producing results for investors across the entire range of economic scenarios.

Oppenheimer sees favorable prospects for growth. Although markets have been slow to respond to the improving economic environment of late, business fundamentals have steadied in many industries and appear poised for recovery in others. As a result, Oppenheimer has slowly shifted holdings to emphasize stocks that could benefit from reasonably strong economic growth in the coming months. It has placed slightly greater emphasis on the kinds of stocks it believes are most likely to benefit from prevailing conditions, but continues to invest one company at a time, from stocks that offer good prospects for growth at a reasonable price.

Columbia feels that both the economy and the portfolio face a more positive outlook for 2003. It cites recent improvements in earnings, scrutiny of financial reporting, and stimulative monetary and fiscal policies. The firm also believes that currently low interest rates and inflation have improved valuations and created attractive investment opportunities.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Utilities                     1%
Materials                     2%
Telecommunication Services    3%
Cash Equivalents              4%
Consumer Staples              6%
Industrials                   6%
Energy                        7%
Health Care                  14%
Information Technology       15%
Financials                   16%
Consumer Discretionary       26%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                            Small Cap Stock Fund

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation     Russ2K
Inception 1/12/94   10000       10000        10000
                    10070       10000        10000
                    10160       10034         9964
                     9950       10068         9439
                     9720       10082         9495
                     9800       10089         9388
June                 9530       10124         9072
                     9880       10151         9221
                    10350       10192         9734
                    10520       10219         9701
                    11010       10226         9662
                    10240       10239         9272
Dec 94              10530       10239         9520
                    10530       10280         9401
                    10830       10322         9792
                    10790       10356         9959
                    10630       10390        10180
                    10630       10411        10355
June                11454       10431        10893
                    12267       10431        11520
                    12659       10459        11759
                    13261       10479        11969
                    12789       10514        11434
                    13010       10507        11914
Dec 95              13793       10499        12229
                    13592       10561        12215
                    14375       10595        12596
                    15319       10650        12853
                    15771       10692        13541
                    16423       10712        14075
June                15808       10718        13496
                    13836       10739        12318
                    14951       10759        13034
                    15539       10794        13543
                    15095       10828        13335
                    15240       10849        13884
Dec 96              15178       10849        14248
                    14672       10883        14533
                    14311       10917        14180
                    13309       10944        13510
                    13381       10958        13548
                    14920       10951        15055
June                15678       10964        15700
                    15765       10977        16431
                    15929       10998        16807
                    16990       11026        18037
                    16707       11053        17245
                    16860       11047        17133
Dec 97              17090       11033        17433
                    16903       11054        17158
                    18379       11075        18425
                    19166       11096        19185
                    19045       11116        19290
                    17668       11136        18250
June                17721       11150        18289
                    16443       11163        16809
                    12937       11176        13545
                    14064       11190        14605
                    15128       11217        15201
                    16748       11217        15998
Dec 98              18444       11210        16988
                    18241       11237        17214
                    16532       11250        15820
                    16443       11284        16066
                    17176       11367        17506
                    18391       11367        17762
June                19858       11367        18564
                    20436       11401        18056
                    20091       11428        17388
                    20487       11483        17391
                    21525       11504        17461
                    24924       11510        18503
Dec 99              31554       11510        20598
                    33961       11538        20266
                    45342       11606        23612
                    40264       11701        22056
                    32146       11708        20728
                    29523       11715        19520
June                36207       11783        21222
                    34535       11803        20539
                    38143       11817        22106
                    35714       11879        21456
                    33389       11899        20499
                    28073       11906        18394
Dec 00              28214       11899        19974
                    32615       11974        21014
                    26350       12022        19636
                    22090       12050        18675
                    25364       12098        20136
                    27035       12152        20631
June                30126       12173        21343
                    25231       12139        20188
                    23499       12139        19536
                    17651       12193        16907
                    19817       12152        17896
                    22720       12131        19281
Dec 01              24626       12084        20471
                    22136       12112        20258
                    19732       12160        19703
                    22309       12228        21287
                    19168       12297        21480
                    16937       12297        20527
June                15504       12304        19509
                    12753       12318        16563
                    12232       12358        16520
                    11473       12379        15334
                    12825       12400        15826
                    14674       12400        17238
Dec 02              13015       12410        16278

Average Annual Total Returns as of 12/31/02(1)

                                                        Since Inception
Class 1 Shares               1 Year          5 Year    (January 12, 1994)
Small Cap Stock Fund(1)     -47.15%          -5.30%          2.98%
-------------------------------------------------------------------------
Russell 2000 Index(2)       -20.48%          -1.36%          5.62%
-------------------------------------------------------------------------

                                                      Since Inception
Class 2 Shares               1 Year         5 Year     (May 1, 2001)
Small Cap Stock Fund(1)     -47.28%          N/A         -33.05%
----------------------------------------------------------------------
Russell 2000 Index(2)       -20.48%          N/A         -11.98%
----------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from January 31, 1994 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional risks associated with emerging markets. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: LINDA OLSON (formerly linda walk) WM ADVISORS, INC.

An equity team led by Linda Olson has managed the VT Small Cap Stock Fund since March 1998. Ms. Olson, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has participated in the Wharton Executive Education program. She holds the Chartered Financial Analyst designation and is a Certified Financial Planner with over 16 years of investment experience.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT SMALL CAP STOCK FUND again endured a difficult interval for the small-cap growth stocks in which it invests. The Fund under-performed, posting a total return of -47.15% (Class 1 shares) for the period. This higher-risk segment of the market has struggled as investors' appetite for risk disappeared while grappling with heightened uncertainty in economies and financial markets.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

After facing a negative investment market during much of the year, the Fund closed 2002 on a positive note when the fourth quarter finally provided some strong results. The Fund was in the top three percent of its category in the fourth quarter. Small-cap growth is a risky area in what has become a very risk-averse market. After it became evident that the economy was not rebounding with the strength that had been antici-pated, investors abandoned assets with perceived risk, and the small-cap growth segment was hit especially hard. Before the year-end rally, the Fund absorbed significant declines in stocks from higher-growth market sectors. The Russell 2000 Index was impacted by negative performance in software communications equipment, biotech and Internet software and services. With exposure to all of these areas, the Fund was also negatively impacted.

The biotechnology sector was negatively impacted by an FDA bottleneck due to the lack of a commissioner, coupled with increased regulatory hurdles. This led to a difficult environment for drug approvals. Fund holdings that were hurt by these conditions included Dendreon (-47%) and Corixa (-58%). Dendreon develops therapeutic vaccines to help the body's immune system fight cancer. Its leading vaccine candidate for prostate cancer is being re-evaluated in specific subgroups. Corixa's patented drug Bexxar, a treatment for non-Hodgkin's lymphoma, was delayed and needed additional work as it moves through the approval process, but it is producing positive results in clinical trials. We have retained both these positions because we like their prospects. Both stocks had good performance in the fourth quarter. The investment environment for this sector has improved recently as deep pipelines and low valuations have made it more attractive to investors.

The failure of corporate spending to recover has been especially detrimental to the technology sector. Many businesses have delayed new investment until they can achieve earnings improvements. As companies failed to meet sales and profit expectations throughout 2002, technology stocks experienced the fallout. A firm that we have held for some time, Click2learn (-75%), is an emerging company within an emerging industry (eLearning). In the information technology spending malaise, this area has yet to move to the top of spending priorities. One bright spot in the sector was the performance of Cognizant Technology Solutions (+76%), a software firm that has benefited from strong growth and international outsourcing. We have been locking in profits by trimming the position on higher valuations.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

While we maintained our heavy sector weightings in long-term growth areas such as technology-related and health care firms, we favored the software industry near the end of the period. Software stocks normally have high gross margins and can respond quickly to economic improvements. We continue to look for niche leaders within market segments, leading us to purchase firms like Lionbridge Technologies (+11%), a software testing firm. It specializes in localization of software, as well as internet translation for globalization, and has deals signed with Microsoft. Another software firm that has been among the top holdings throughout the period was Digimarc Corporation (-39%), which develops software to digitally code products for licensing and identification. We reduced holdings slightly in this firm on some strength early in the period, but still maintained an above average weighting.

We purchased stocks of some holdings early--in hindsight, a little too early--but we feel confident in our positioning and believe that the companies in the portfolio will have the earnings leverage to rally when general market conditions improve. One long-term Fund holding that has struggled is Edison Schools (-92%), but we increased our position late in the year on very attractive valuations. The firm is the largest for-profit school system operator, but it was hurt by negative political headwinds and a poor perception of its potential profitability. The company specializes in turning around lower-performing public school systems, and it has a large market in which to do business. We feel that although it may have tried to grow too fast, it has the potential to enter additional markets and expand operations. Although the Fund is overweighted in technology and health care, two out of the five largest holdings were not in these sectors. American Capital Strategies (-24%), the second largest holding, is a high-quality specialty finance company, and Building Materials Holding (+32%) is the market leader in the very fragmented building materials distribution sector. These firms help to provide diversification within the small-cap market segment and have generated long-term gains for the Fund.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

A cloud of risk continues to hang over equities due to the potential for war and the failure of capital spending to recover. We feel that it is probable that conditions will slowly turn the corner as some larger firms increase their technology budgets in 2003. There has been a near freeze on capital investment for several years, but eventually businesses will have to accelerate spending to gain efficiencies. Five factors--an accelerating economy, continued earnings growth, the potential end of the technology overhang (except in telecom equipment), easier financial conditions, and the imperative need to substitute expensive labor with cheap capital--all point to accelerating spending later in 2003 and into 2004. We are finding some excellent values in the battered small-cap market, and we have been purchasing stocks that we feel have been oversold and are poised to gain momentum when the earnings environment strengthens. Small-cap stocks have historically led the market out of recessions, and our intent is to build on the upswing while coming out of the current environment.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Consumer Staples                       1%
Cash Equivalents                       1%
Electronic Equipment & Instruments     1%
Computers and Peripherals              1%
Energy                                 2%
Telecommunication Services             2%
IT Consulting & Services               4%
Financials                             4%
Internet Software & Services           7%
Semiconductors                         8%
Industrials                           11%
Consumer Discretionary                16%
Software                              17%
Health Care                           25%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                       International Growth Fund

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV       Inflation    Index
Inception 5/7/93    10000       10000        10000
                    10410       10000        10000
June                10120       10014         9846
                    10370       10014        10193
                    11030       10042        10745
                    11080       10063        10505
                    11430       10104        10831
                    10820       10111         9887
Dec 93              11310       10111        10602
                    12160       10139        11501
                    11890       10173        11472
                    11470       10208        10979
                    11840       10222        11448
                    11890       10229        11385
June                11784       10264        11549
                    12065       10292        11662
                    12246       10333        11941
                    11864       10361        11567
                    12115       10368        11955
                    11643       10382        11383
Dec 94              11523       10382        11457
                    11021       10423        11020
                    10901       10465        10991
                    11142       10499        11680
                    11473       10534        12123
                    11543       10555        11981
June                11392       10576        11774
                    11980       10576        12510
                    11787       10604        12036
                    11868       10625        12274
                    11676       10660        11947
                    11777       10652        12283
Dec 95              12284       10645        12781
                    12680       10708        12836
                    12639       10742        12882
                    12771       10798        13159
                    12954       10840        13544
                    12933       10861        13298
June                13045       10867        13376
                    12459       10888        12988
                    12603       10908        13019
                    12911       10943        13368
                    12809       10978        13235
                    13415       10999        13764
Dec 96              13394       10999        13591
                    13456       11034        13118
                    13538       11069        13335
                    13425       11096        13387
                    13703       11110        13461
                    14536       11103        14340
June                15169       11116        15135
                    15637       11130        15383
                    14286       11151        14237
                    15052       11179        15037
                    13446       11207        13885
                    13021       11200        13746
Dec 97              13042       11186        13870
                    13180       11208        14508
                    14052       11229        15442
                    14818       11250        15921
                    15190       11271        16050
                    15073       11291        15976
June                14594       11304        16101
                    14665       11318        16268
                    12715       11332        14256
                    12065       11345        13822
                    12691       11372        15267
                    13401       11372        16053
Dec 98              13720       11366        16690
                    13897       11393        16645
                    13472       11407        16252
                    14027       11441        16935
                    14558       11524        17624
                    13967       11524        16720
June                14922       11524        17376
                    15585       11559        17897
                    15822       11587        17967
                    16176       11642        18152
                    16922       11663        18836
                    18235       11670        19495
Dec 99              20848       11670        21248
                    19785       11698        19901
                    20507       11767        20440
                    21003       11864        21237
                    20023       11871        20125
                    19029       11878        19638
June                20143       11947        20409
                    19065       11967        19558
                    19458       11981        19732
                    17926       12044        18775
                    17118       12064        18336
                    16432       12071        17652
Dec 00              16713       12064        18284
                    17117       12140        18275
                    15623       12189        16906
                    14827       12217        15787
                    16199       12266        16893
                    15514       12321        16311
June                14792       12342        15650
                    14335       12307        15367
                    13878       12307        14981
                    12154       12363        13467
                    12746       12321        13811
                    13526       12300        14321
Dec 01              13741       12252        14407
                    13109       12280        13642
                    13230       12329        13739
                    14037       12398        14489
                    14023       12467        14593
                    14076       12467        14792
June                13378       12475        14209
                    12044       12489        12808
                    11867       12530        12782
                    10615       12551        11412
                    11473       12573        12027
                    12195       12573        12574
Dec 02              11582       12583        12152

Average Annual Total Returns as of 12/31/02(1)

                                                                                  Since Inception
Class 1 Shares                                            1 Year         5 Year    (May 7, 1993)
International Growth Fund(1)                             -15.71%         -2.35%        1.53%
-------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)       -15.66%         -2.61%        2.05%
-------------------------------------------------------------------------------------------------

                                                                                   Since Inception
Class 2 Shares                                            1 Year         5 Year   (November 6, 2001)
International Growth Fund(1)                             -15.91%           N/A          -10.67%
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)       -15.66%           N/A          -10.39%
----------------------------------------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The Morgan Stanley Capital International (MSCI) EAFE Index is unmanaged and includes the stock markets of Europe, Australasia, and the Far East weighted by capitalization. The MSCI EAFE Index is a broad-based index of equity markets representing 21 countries. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from May 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: CAPITAL GUARDIAN TRUST COMPANY

The VT International Growth Fund is managed by an international equity team at Capital Guardian Trust Company. Ten portfolio managers and 31 analysts share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 22 years. The firm has managed the Fund since June 1999.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT INTERNATIONAL GROWTH FUND posted a total return of -15.71% (Class 1 shares). Although performance was negative, the Fund performed in line with its benchmark, the MSCI EAFE Index(2) for the same period. Global equity markets were quite volatile throughout the period, but the Fund finished the year with strong relative results.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Despite a rally in the fourth quarter, international markets ended the year down (as measured by the MSCI EAFE Index), but not by quite as much as U.S. markets (as measured by the S&P 500). The Fund, which has been positioned for a mild economic recovery, fared well in the later stages of the year, offsetting earlier underperformance.

While the information technology sector as a whole lagged the broader MSCI EAFE Index, some of the top individual contributors to returns were found there. Samsung Electronics, among the Fund's top holdings at the close of the period, has enjoyed the kind of recent global success that few "emerging market" companies can claim. It is challenging its developed-market counterparts in practically every area of the high-end electronic equipment industry. Its cellular handsets, flat panel monitors, and televisions are attacking Nokia's and Sony's once-dominant positions. Additionally, Samsung benefits from a healthy balance sheet with a remarkably low debt- to-equity ratio of 18% (down from 200% in 1998).

Stock selection within the consumer discretionary sector also added to relative results, primarily due to Asian automobile makers Nissan Motor Company (Japan - Automobiles) and Hyundai Motor Company (South Korea - Automobiles). While navigating Japan's fragile investment landscape over the past several years, we have found value in firms going through major restructuring. The transformation made by Nissan is one that truly took the Japanese automobile industry by storm. New CEO Carlos Ghosn (formerly of Renault) took drastic steps by Japanese standards to cut costs and return Nissan to profitability. Its market share is rising on all fronts, and its management team is highly respected within the organization.

Stocks that lost ground and never fully recovered included several financial companies, particularly European insurance giants AEGON and Swiss Reinsurance (respectively the fifth and sixth largest portfolio positions). Lower earnings announcements ignited a wave of sell-offs, but we felt that their fundamentals remained strong, therefore we chose to add to both positions--a move that may have been, unfortunately, too early.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Our bottom-up investment approach dictates security selection based on company fundamentals. Occasionally the sum of these decisions can look like a major sector or country shift, particularly when those allocations are compared to those of peer funds. During this fiscal year, we did not make any whole-sale changes within the portfolio, and the Fund experienced only a 30% turnover. While the portfolio retained its overall appearance throughout the year (in terms of over- and underweightings), we added to positions in several individual securities.

Royal Dutch Petroleum (Netherlands - Oil & Gas) was purchased for the first time near the end of 2002, and it closed the year as the fourth largest Fund holding. It is the world's second largest oil company with one of the strongest balance sheets in the industry and superior long-term reserves. Although the stock suffered in July following its removal from the S&P 500, we believe it remains an excellent value relative to other major players in the industry.

Vodafone Group (United Kingdom - Wireless Telecom Services), the largest position in the portfolio, was increased in the third quarter, expanding our holdings by nearly one-third. The stock has been beaten down along with the rest of the telecom industry in recent months, wrongfully so according to our analysts. Vodafone continues to dominate the European wireless market with a presence in 45 countries and over 100 million subscribers. Its strong balance sheet has over $3 billion in cash, and the firm is in an excellent position to benefit from overseas industry consolidation.

Our position in Sanofi-Synthelabo (France - Pharmaceuticals) was also in-creased after pressure on the stock price grew in the wake of challenges to drug patents, like that of Plavix, and a delay in FDA approval for Eloxatine, a cancer drug. We feel that the patent challenge should become a non-issue in the coming months and that the market is unfairly punishing the security. Sanofi has one of the strongest R&D pipelines in the industry (especially among non-U.S. firms), and it offers strong long-term earnings growth rates. Market pressure has also removed the stock's premium relative to the sector, so we were comfortable in aggressively expanding the position. Sanofi closed the year as the third largest holding in the Fund.

There were very few major holdings that we completely sold during the year, and the top twenty names remain similar to those of last year. The majority of our new purchases were funded by trimming existing positions that had met our price targets.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The possibility of war in Iraq is having a negative impact on equities and oil prices. Markets loathe uncertainty, and geopolitical concerns will likely put a damper on stock prices for the time being. Still, we continue to believe the world economy is recovering, albeit weakly. The market rebound through November indicated that investors are ready to discount any improvement in the economy and corporate earnings. However, December's retreat indicated that stocks may have temporarily gotten ahead of themselves. We continue to find attractively valued companies with good or improving financials that are able to generate strong cash flow. Currently, more of these companies are in Europe. However, we also have strong convictions in a variety of companies in Japan and elsewhere in Asia.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Italy                       2%
Spain                       2%
Finland                     2%
Australia                   2%
South Korea                 3%
Canada                      3%
Singapore                   3%
Hong Kong                   4%
Germany                     4%
Other                       6%
Switzerland                10%
France                     10%
Netherlands                12%
Japan                      18%
United Kingdom             19%

3 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                          Short Term Income Fund

               Growth of a $10,000 Investment (Class 1 Shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation      Index
Inception 1/12/94   10000       10000        10000
                    10000       10000        10000
                     9960       10034         9935
                     9920       10068         9886
                     9880       10082         9849
                     9880       10089         9863
June                 9880       10124         9900
                     9961       10151        10001
                    10001       10192        10041
                     9953       10219        10024
                     9994       10226        10050
                     9994       10239        10010
Dec 94               9838       10239        10033
                     9838       10280        10173
                     9921       10322        10319
                     9999       10356        10398
                    10081       10390        10497
                    10288       10411        10699
June                10329       10431        10765
                    10329       10431        10812
                    10413       10459        10851
                    10455       10479        10910
                    10583       10514        11010
                    10668       10507        11113
Dec 95              10753       10499        11207
                    10839       10561        11302
                    10753       10595        11265
                    10710       10650        11267
                    10710       10692        11281
                    10710       10712        11309
June                10797       10718        11399
                    10841       10739        11451
                    10886       10759        11493
                    10975       10794        11603
                    11065       10828        11745
                    11155       10849        11845
Dec 96              11155       10849        11846
                    11201       10883        11905
                    11247       10917        11940
                    11247       10944        11953
                    11294       10958        12060
                    11387       10951        12148
June                11433       10964        12240
                    11575       10977        12393
                    11575       10998        12402
                    11670       11026        12503
                    11718       11053        12589
                    11766       11047        12611
Dec 97              11814       11033        12693
                    11862       11054        12825
                    11911       11075        12837
                    11940       11096        12903
                    11988       11116        12970
                    12038       11136        13049
June                12087       11150        13118
                    12137       11163        13186
                    12236       11176        13296
                    12385       11190        13473
                    12436       11217        13500
                    12436       11217        13546
Dec 98              12436       11210        13608
                    12487       11237        13679
                    12436       11250        13639
                    12538       11284        13766
                    12589       11367        13824
                    12538       11367        13808
June                12585       11367        13848
                    12585       11401        13882
                    12637       11428        13897
                    12737       11483        14011
                    12737       11504        14060
                    12789       11510        14098
Dec 99              12794       11510        14139
                    12794       11538        14137
                    12902       11606        14241
                    12923       11701        14325
                    12978       11708        14320
                    12978       11715        14360
June                13114       11783        14531
                    13224       11803        14655
                    13334       11817        14769
                    13427       11879        14909
                    13484       11899        14906
                    13651       11906        15053
Dec 00              13847       11899        15214
                    14018       11974        15456
                    14074       12022        15570
                    14227       12050        15733
                    14284       12098        15774
                    14341       12152        15905
June                14399       12173        15975
                    14571       12139        16210
                    14687       12139        16330
                    14860       12193        16539
                    14976       12152        16693
                    14919       12131        16656
Dec 01              14977       12084        16671
                    15034       12112        16691
                    15091       12160        16721
                    14976       12228        16658
                    15207       12297        16791
                    15323       12297        16925
June                15375       12304        17015
                    15375       12318        17090
                    15495       12358        17216
                    15674       12379        17388
                    15554       12400        17363
                    15673       12400        17510
Dec 02              15913       12410        17759

Average Annual Total Returns as of 12/31/02(1)

                                                                                    Since Inception
Class 1 Shares                                             1 Year         5 Year   (January 12, 1994)
Short Term Income Fund(1)                                   6.26%          6.14%         5.32%
------------------------------------------------------------------------------------------------------
Merrill Lynch (1-3 yrs.) Corporate Bond Index(2)            6.52%          6.95%         6.65%
------------------------------------------------------------------------------------------------------

                                                                                    Since Inception
Class 2 Shares                                             1 Year         5 Year   (November 6, 2001)
Short Term Income Fund(1)                                   5.86%          N/A           5.06%
-----------------------------------------------------------------------------------------------------
Merrill Lynch (1-3 yrs.) Corporate Bond Index(2)            6.52%          N/A           5.45%
-----------------------------------------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The Merrill Lynch (1-3 years) Corporate Bond Index is unmanaged and includes all investment-grade, corporate debt securities with maturities of one to three years. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of January 31, 1994 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: CRAIG SOSEY WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the VT Short Term Income Fund. Mr. Sosey joined WM Advisors, Inc. in 1998, and he has over 17 years of experience in banking and financial analysis. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW

The VT SHORT TERM INCOME FUND posted a total return of 6.26% (Class 1 shares) for the 12-month period ended December 31, 2002. Shorter-term Treasury rates fell throughout much of the year, driving strong performance from fixed-income assets and boosting overall Fund performance. Long-term results have also been favorable. The Fund has averaged 6.14% (Class 1 shares) per year for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

While two-year maturity Treasury yields ended the period nearly 150 basis points lower than at this time last year, corporate issues tended to underperform for most of the period because their yields did not fall as much as Treasuries of similar maturity. We favored corporate bonds throughout 2002 and although we may have been a little early, we were rewarded with strong performance at the close of the period. Our heavy weighting in corporate bonds helped drive very strong relative results in the fourth quarter of 2002 as these issues returned to favor. We feel that these positions could continue to rebound given the historically wide yield advantage over Treasuries. Corporate bonds were negatively affected by accounting practice scrutiny and the continuous headline risk associated with several large-scale corporate scandals. However, we were able to avoid many of the significant problems in the corporate sector, and this added to the generally positive results. Overall, the year was quite strong for fixed-income assets and the Fund benefited from higher-quality positioning as the market's appetite for risk was subdued for most of the year.

Fund performance was affected by a variety of individual holdings that endured company or industry-specific problems. Elan Corp., an Irish pharmaceutical firm, was hit by accounting questions, resulting in price declines for its bonds. We continue to hold bonds of Athena Neurosciences Finance, a wholly-owned subsidiary of Elan, because we feel that we will still get full payment at maturity. Another issue, TELUS, the Canadian phone company, was pulled down with the entire telecommunications sector, but it has already rebounded off its lows. A position in Ford Motor, one of our larger holdings, also detracted from overall results when the automaker experienced a period of weak results.

We were able to generate good relative results from several of our health care and financial issues. Nationwide Health Properties, a health care real estate investment trust, was one of our strongest performing issues during the period. Issues such as J.P. Morgan Chase also performed very well, especially later in the period after the firm reported solid third quarter results. In addition, CIT Group, Tyco International's ex-finance company, felt the impact of scandal surrounding the conglomerate but closed the period with strong results on the heels of a good third quarter and its separation from Tyco.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We held our asset mix stable throughout the period, overweighting corporate issues given their yield differential relative to Treasuries. We sought best-in-class firms within corporate sectors and, despite the strong recent performance, we feel that these corporates could require some additional time to fully return to favor. If we see signs of economic gains and improving balance sheets, the wide differential between the yields of corporate bonds and Treasuries could diminish, creating relative performance benefits for corporate issues.

We sold bonds that had appreciated relative to Treasuries, and we continue to seek good companies that have been adversely affected by the problems of their industry or market sector. There has been a dichotomy in the relative value of bonds within the corporate sector where headlines have caused some bonds to be oversold and others to be over- purchased. We have tried to take advantage of this trend by picking up undervalued bonds and selling those bonds that, in our opinion, had appreciated to fair value. We also found some significant values within the asset-backed sector. We purchased bonds that had been sold off by the market but that are secured by hard assets or receivables. Examples would be in the home equity asset-backed securities area and in select airplane-backed bonds issued by Southwest Airlines, the Fund's largest holding at the close of the period.

At the close of the year, the securities in the Fund had an average maturity of just 2.7 years and an average duration (a measurement of price sensitivity to changes in interest rates) of only 1.95 years. These low averages generally tend to limit the risk associated with a potential rise in interest rates. The Fund is also concentrated in highly rated bonds, with over 90% of its assets in investment-grade securities and an average rating of A1.(3)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We may have been a little early to build up the corporate sector, and balance sheets may still need time to improve. However, corporate issues could build on the gains of the fourth quarter and could continue to outperform given the currently low Treasury yields and the still wide differential between corporate and Treasury bonds. The corporate sector developed too much overcapacity during the late 1990s and must work through this excess before it can make the necessary investments to propel the economy forward.

Because the Fund is focused on short-term assets, it is generally not as adversely affected by rising interest rates as longer-term fixed-income holdings--an important consideration in today's very low interest rate environment. We believe that there is some risk that short-term interest rates could begin to rise, but we also feel that pockets of economic weakness and low inflation will prevent rates from increasing too rapidly.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Aaa                    31%
Aa                     12%
A                      22%
Baa                    27%
Ba                      2%
Caa                     1%
Not Rated               5%

3 Ratings are for portfolio holdings and are provided by Moody's Investors
  Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 12/31/02.

                                                 U.S. Government Securities Fund

               Growth of a $10,000 Investment (Class 1 Shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation     LB Gov
Inception 5/6/93    10000       10000        10000
                    10010       10000        10000
June                10093       10014        10222
                    10153       10014        10284
                    10283       10042        10514
                    10294       10063        10554
                    10305       10104        10594
                    10163       10111        10477
Dec 93              10227       10111        10518
                    10359       10139        10662
                    10176       10173        10436
                     9921       10208        10201
                     9829       10222        10121
                     9808       10229        10108
June                 9792       10264        10084
                     9928       10292        10270
                     9928       10333        10272
                     9824       10361        10127
                     9803       10368        10120
                     9760       10382        10102
Dec 94               9813       10382        10163
                    10017       10423        10352
                    10265       10465        10575
                    10329       10499        10642
                    10460       10534        10781
                    10821       10555        11216
June                10876       10576        11302
                    10853       10576        11260
                    10976       10604        11392
                    11031       10625        11501
                    11211       10660        11676
                    11403       10652        11858
Dec 95              11471       10645        12027
                    11574       10708        12100
                    11379       10742        11853
                    11333       10798        11755
                    11263       10840        11679
                    11193       10861        11660
June                11321       10867        11810
                    11298       10888        11840
                    11298       10908        11813
                    11487       10943        12010
                    11750       10978        12274
                    11954       10999        12487
Dec 96              11894       10999        12360
                    11931       11034        12374
                    11979       11069        12391
                    11833       11096        12260
                    11982       11110        12436
                    12105       11103        12543
June                12241       11116        12684
                    12556       11130        13044
                    12443       11151        12915
                    12632       11179        13108
                    12862       11207        13335
                    12874       11200        13403
Dec 97              13015       11186        13544
                    13183       11208        13747
                    13144       11229        13710
                    13156       11250        13748
                    13235       11271        13810
                    13379       11291        13952
June                13499       11304        14111
                    13552       11318        14133
                    13794       11332        14500
                    13929       11345        14892
                    13997       11372        14841
                    13875       11372        14845
Dec 98              13931       11366        14878
                    13999       11393        14964
                    13862       11407        14608
                    13967       11441        14665
                    14023       11524        14699
                    13911       11524        14570
June                13837       11524        14540
                    13794       11559        14519
                    13752       11587        14519
                    13980       11642        14636
                    14023       11663        14660
                    14051       11670        14639
Dec 99              13999       11670        14544
                    13912       11698        14564
                    14059       11767        14771
                    14192       11864        15031
                    14192       11871        14989
                    14192       11878        14998
June                14462       11947        15265
                    14523       11967        15413
                    14717       11981        15641
                    14853       12044        15685
                    14945       12064        15836
                    15143       12071        16147
Dec 00              15364       12064        16469
                    15566       12140        16635
                    15690       12189        16825
                    15794       12217        16884
                    15778       12266        16711
                    15841       12321        16767
June                15904       12342        16844
                    16188       12307        17248
                    16345       12307        17462
                    16580       12363        17766
                    16832       12321        18224
                    16643       12300        17816
Dec 01              16565       12252        17661
                    16691       12280        17776
                    16863       12329        17939
                    16659       12398        17550
                    16957       12467        17968
                    17098       12467        18075
June                17233       12475        18328
                    17462       12489        18732
                    17642       12530        19103
                    17838       12551        19550
                    17854       12573        19393
                    17806       12573        19226
Dec 02              18034       12583        19692

Average Annual Total Returns as of 12/31/02(1)

                                                                                 Since Inception
Class 1 Shares                                          1 Year          5 Year    (May 6, 1993)
U.S. Government Securities Fund(1)                       8.87%           6.73%       6.29%
------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(2)                11.50%           7.77%       7.33%
------------------------------------------------------------------------------------------------

                                                                                  Since Inception
Class 2 Shares                                          1 Year          5 Year   (November 6, 2001)
U.S. Government Securities Fund(1)                       8.57%            N/A        6.08%
---------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(2)                11.50%            N/A        6.86%
---------------------------------------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The Lehman Brothers Government Bond Index is an unmanaged index of all U.S.
  government bonds. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from May 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: CRAIG SOSEY WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the VT U.S. Government Securities Fund. Mr. Sosey joined WM Advisors, Inc. in 1998 and has over 17 years of banking and financial analysis experience with an extensive background in managing government and mortgage-backed securities. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW

The VT U.S. GOVERNMENT SECURITIES FUND posted a total return of 8.87% (Class 1 shares) for the 12-month period ended December 31, 2002. Interest rates dropped to 40-year lows in the second half of the period, and this boosted Fund performance as high-quality issues performed very well. Long-term results have also been favorable, with the Fund posting an average annual return of 6.73% (Class 1 shares) for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rate movements drove the Fund's performance throughout the period. Early in the period, it became more evident that economic conditions were still weak, and uncertainty surrounding geopolitical risks escalated. After eleven successive rate cuts in 2001, the Federal Reserve maintained a loosening bias, but held short-term rates stable until

November of 2002. However, economic uncertainty steadily pushed down longer-term rates. Five-year Treasuries ended the period down 160 basis points at 2.73%, and 10-year Treasuries dropped 122 basis points to 3.82%.

As interest rates declined, the Fund benefited from a duration (a measurement of sensitivity to interest rate changes) that was a bit higher than the overall government mortgage market. Normally, we keep duration relatively close to market levels, seeking to limit interest rate risk and to take advantage of longer- term secular rate trends. We took advantage of positions in Treasuries and agency- backed bonds to achieve this higher duration, and the Fund benefited from strong relative performance as a result of the longer maturities.

Plummeting mortgage rates followed the decline in interest rates, and Fund performance benefited despite the ensuing upsurge in refinancing. Normally, the Fund's mortgage-backed investments underperform when refinancing causes a large flow of prepayments in the mortgage market. However, this was not the case in 2002. Because of their relative safety, mortgage backed securities out-performed much of the fixed income market for most of the period, particularly lower rated corporate issues, which were hurt by the same large- scale defaults and accounting scandals that plagued equity markets. Consequently, our positions in Ginnie Maes, Fannie Maes, and Freddie Macs all performed well during the period.

Mortgage-backed securities produced strong results, but Treasury bonds were the best performing segment of the fixed-income market. The Fund benefited from its greater than 80% position in mortgage-related issues, as well as its holdings in Treasury securities.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Generally, we keep approximately 75% of the portfolio in core holdings designed to track the overall mortgage market, and we use the other 25% to gain relative yield, stability, or liquidity from Treasuries, agencies, or collateralized mortgage obligations. These securities help further our objective of realizing performance strength in the mortgage/government-backed market.

Several factors led us to seek new avenues in the market for mortgage-backed issues. Because yields are at historically low levels, there is some potential interest rate risk if the economy shows any signs of improvement. We also see some prepayment risk as investors react to low mortgage rates that continue to spur the refinancing boom. Because of this, we feel a prudent strategy is to purchase some shorter-term 15- and 20-year mortgages now available in the market. While these securities are a little more stable than traditional 30-year mortgages and currently provide better liquidity characteristics, their yields are slightly lower. We are also looking for higher- coupon mortgages that can carry less prepayment risk. These mortgages may be found among the following issue types: seasoned issues, those issues with characteristics that limit refinancing capabilities, or those carried by mortgage holders who are less concerned with rates and thus less apt to refinance.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Federal Reserve announced a 50 basis point rate decrease in the federal funds rate in November. This move encouraged the ongoing mortgage refinancing wave which could continue for the next several months-- given the persistent demand, refinancing applications are still backed up and behind schedule at many lenders. Interest rates should continue to cycle in a range, but economic weakness and low inflation should hold back any significant rise in rates for a while.

We expect yields to eventually rise as interest rates recover from their historically low levels. We also expect a flattening yield curve where the difference between short-, intermediate-, and long-term rates becomes less pronounced--this would help the relative performance of mortgage-backed issues. We do not plan on purchasing too many low coupon mortgages that could be subject to both interest rate and prepayment risk. We will continue to adjust duration by utilizing the portfolio's treasury and agency-backed bonds.

Overall, the economy is slowly improving, but with some conditions that could prove problematic. Consumer spending, which has been the single driving force behind recent economic growth, looks like it could lose steam in upcoming quarters, and the potential for war in Iraq could also hold back economic prosperity. While interest rates may be at or near a bottom, low inflation should keep them from rising too high or too fast. Mortgage-backed securities could continue to perform relatively well in this type of environment after refinancing activity subsides and more typical market conditions return.

Portfolio Composition as of December 31, 2002(3)

[PIE CHART]

Cash EquiValents        5%
U.S Treasuries          9%
GNMA                   10%
CMOs                   11%
Agency Obligations     11%
FHLMC/FGLMC            26%
FNMA                   28%

3 Allocation percentages are based on total investment value of the portfolio as of 12/31/02. Differences from financial statements are as a result of a consolidation of industries or sectors.

                                                                     Income Fund

               Growth of a $10,000 Investment (Class 1 Shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                     NAV      Inflation     LB G/C
Inception 5/7/93    10000       10000        10000
                     9950       10000        10000
June                10224       10014        10181
                    10284       10014        10239
                    10595       10042        10418
                    10590       10063        10446
                    10661       10104        10485
                    10489       10111        10396
Dec 93              10562       10111        10452
                    10766       10139        10593
                    10429       10173        10409
                    10010       10208        10152
                     9844       10222        10070
                     9782       10229        10069
June                 9735       10264        10047
                     9999       10292        10247
                     9957       10333        10260
                     9735       10361        10109
                     9693       10368        10100
                     9693       10382        10077
Dec 94               9703       10382        10147
                     9917       10423        10348
                    10207       10465        10594
                    10271       10499        10659
                    10414       10534        10808
                    11097       10555        11226
June                11141       10576        11308
                    11006       10576        11283
                    11275       10604        11420
                    11432       10625        11531
                    11671       10660        11681
                    11887       10652        11856
Dec 95              12138       10645        12022
                    12126       10708        12101
                    11686       10742        11891
                    11559       10798        11807
                    11417       10840        11741
                    11394       10861        11718
June                11559       10867        11875
                    11583       10888        11907
                    11487       10908        11887
                    11739       10943        12093
                    12093       10978        12362
                    12324       10999        12573
Dec 96              12190       10999        12456
                    12165       11034        12495
                    12215       11069        12526
                    12016       11096        12387
                    12219       11110        12573
                    12333       11103        12692
June                12522       11116        12843
                    13063       11130        13190
                    12830       11151        13078
                    13075       11179        13272
                    13324       11207        13464
                    13402       11200        13526
Dec 97              13573       11186        13663
                    13746       11208        13837
                    13706       11229        13826
                    13746       11250        13873
                    13800       11271        13946
                    14003       11291        14078
June                14152       11304        14198
                    14126       11318        14227
                    14291       11332        14459
                    14707       11345        14798
                    14385       11372        14719
                    14567       11372        14803
Dec 98              14583       11366        14848
                    14726       11393        14953
                    14327       11407        14691
                    14465       11441        14772
                    14537       11524        14819
                    14333       11524        14689
June                14213       11524        14642
                    14183       11559        14581
                    14153       11587        14573
                    14295       11642        14742
                    14355       11663        14797
                    14311       11670        14795
Dec 99              14269       11670        14724
                    14223       11698        14676
                    14361       11767        14853
                    14588       11864        15049
                    14480       11871        15006
                    14404       11878        14998
June                14748       11947        15310
                    14889       11967        15450
                    15110       11981        15674
                    15182       12044        15772
                    15231       12064        15876
                    15455       12071        16137
Dec 00              15762       12064        16437
                    16103       12140        16705
                    16167       12189        16850
                    16225       12217        16934
                    16076       12266        16863
                    16158       12321        16964
June                16208       12342        17029
                    16654       12307        17410
                    16885       12307        17611
                    16836       12363        17815
                    17249       12321        18187
                    17116       12300        17936
Dec 01              17034       12252        17821
                    17199       12280        17966
                    17364       12329        18140
                    17116       12398        17839
                    17446       12467        18185
                    17561       12467        18340
June                17528       12475        18499
                    17493       12489        18723
                    17874       12530        19039
                    18100       12551        19348
                    18065       12573        19259
                    18186       12573        19253
Dec 02              18670       12583        19652

Average Annual Total Returns as of 12/31/02(1)

                                                                                  Since Inception
Class 1 Shares                                           1 Year         5 Year     (May 7, 1993)
Income Fund(1)                                            9.61%          6.59%        6.68%
-------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)                  10.27%          7.54%        7.30%
-------------------------------------------------------------------------------------------------

                                                                                   Since Inception
Class 2 Shares                                           1 Year         5 Year    (November 6, 2001)
Income Fund(1)                                            9.40%          N/A             6.85%
----------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)                  10.27%          N/A             6.86%
----------------------------------------------------------------------------------------------------

1 Performance shown in this report represents performance of the WM Variable
  Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

2 The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment-grade, government, corporate, mortgage, and asset-backed securities. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from May 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

NOTE: There may be additional credit and default risks associated with lower-rated securities. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended December 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they are subject to change without notice.

PORTFOLIO MANAGER: GARY POKRZYWINSKI WM ADVISORS, INC.

The VT Income Fund is managed by a fixed-income team led by Gary Pokrzywinski, Senior Portfolio Manager and Head of the Fixed-Income Team Mr. Pokrzywinski has over 17 years of asset management experience and has been with WM Advisors, Inc. for more than 10 years. He holds the Chartered Financial Analyst designation, and he has a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2002, the VT INCOME FUND posted strong results, with a total return of 9.61% (Class 1 shares). Interest rates fell throughout the period, but corporate bonds generally underperformed other areas of the fixed-income market until the fourth quarter. Long-term results have also been favorable. The Fund has averaged an annual rate of return of 6.68% (Class 1 shares) since its inception.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates dropped during much of the period, but strong performance was limited to the highest-quality issues and Treasury bonds for most of the year. The difference in yields between Treasuries and corporate issues widened to historically high levels as corporate bonds experienced the fallout from accounting scandals, defaults, and bankruptcies. Market sentiment rewarded quality assets, punished those with any perceived risk, and elevated Treasury bonds to one of the best performing asset classes. These movements adversely affected the Fund's large stake in corporate securities early in the period, but during the fourth quarter, lower-rated corporate issues led the market advance and boosted overall Fund performance.

Despite negative market headwinds early in the year, several factors contributed positively to overall results. We kept the Fund's duration (a measurement of price sensitivity to changes in interest rates) a little long during the period, and this combined with falling rates helped to boost performance. Also, we avoided most of the major defaults within the corporate sector. We were not affected by Qwest and WorldCom, both of which had a significant impact on the overall performance of the corporate sector. In fact, because of WorldCom's size and its A-rating early in the period, the firm's default hurt the entire market.

At the close of the period, the securities in the Fund had an average maturity of 8.2 years and an average duration of 5.2 years. This intermediate-term maturity structure should limit interest rate risk relative to longer-term holdings if yields begin to rise. The Fund is concentrated in highly-rated bonds, with over 85% of assets in investment-grade securities and an average rating of A2(3). However, the Fund is also positioned to realize the relative performance strength from lower-rated, higher- yielding bonds and it did so in the fourth quarter.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund avoided some of the major secular problems in the corporate arena, and overall performance was enhanced by our sector weightings. We were significantly underweighted in the utilities sector, which was previously regarded as a safe haven but which endured problematic performance during the period. We felt that after deregulation the risk-to-reward balance did not look attractive, and we limited exposure to this sector to the Fund's benefit. We were also underweighted in the telecommunications sector, which struggled throughout the fiscal year.

Our overweighted position in both financial and health care bonds helped overall performance. Within the financial sector, we found some benefits by maintaining heavier exposure to banks and brokerage firms, such as Merrill Lynch, and avoiding those finance companies that faced credit concerns. We also added to the gaming sector after we saw significant value in issues such as Park Place Entertainment, which was heavily sold after September 11th. This issue was one of the best performing holdings during the past twelve months.

A variety of individual issues were affected by company- or industry-specific problems, but not always to the Fund's disadvantage. For example, Ogden is currently in default, but its bonds are still trading at $0.60 on the dollar, and with our underweight position, its default did not have a significant impact on overall relative Fund performance. In contrast, positions in both United Air Lines and Ford Motor negatively affected the Fund. Our United bonds are backed by the value of the planes in the fleet, but with 600 planes on the ground and out of service and a highly- publicized restructuring announcement, bond valuations suffered alongside the firm's equity. Ford was hurt by a weak profit environment. Despite strong sales, its 0% financing deals did not help the firm's bottom line.

We also held an overweighted position in higher-yielding, lower-rated bonds that adversely affected overall Fund performance for much of the year, but our patience paid off in the fourth quarter. These bonds are much more closely tied to the economy and equity markets than other areas of the fixed- income market, and they generated strong gains on the heels of an equity market rally. We continue to like the outlook for this market segment in light of the current yield environment and the potential for future economic improvements.

We are currently looking for good values within the utility sector. Here, we are seeking regulated subsidiaries whose bonds have been dragged down with those of a troubled parent corporation. For example, we purchased Southern Natural Gas, a subsidiary of El Paso Corp., and Illinois Power, a subsidiary of Dynegy, at very attractive prices. In both instances, the parent corporation languished through deregulation, but the regulated subsidiaries may have been oversold solely because of their parent-company ties.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although pockets of economic weakness remain, we believe conditions should improve on the heels of low inventory levels and equity markets now cleansed of '90s excesses. Currently, there is unprecedented scrutiny of regulations and corporate governance resulting from recent corporate scandals. Once this subsides, investor confidence should be restored.

We believe that the markets have already discounted negative conditions and that any positive economic news will help build on the strength that corporate bonds exhibited at the close of the year. Yield spreads for corporate bonds relative to Treasuries are still very high, making their risk-to-reward characteristics very attractive. As we move into 2003, we will continue to overweight the corporate segment.

Portfolio Composition as of December 31, 2002(4)

[PIE CHART]

Forigen Bonds        1%
Cash Equivalent      8%
U.S Treasuries       8%
Mortgage-Backed     20%
Corporate Bonds     63%

3 Ratings are for portfolio holdings and are provided by Moody's Investors
  Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

4 Allocation percentages are based on total investment value as of 12/31/02.
  Differences from financial statements are a result of a consolidation of industries or sectors.

                                                               Money Market Fund

PORTFOLIO MANAGER SCOTT PETERSON WM ADVISORS, INC.

As of January 2002, Scott Peterson assumed the management responsibilities for the VT Money Market Fund. Mr. Peterson holds the Chartered Financial Analyst designation and has experience in investments and financial analysis dating back to 1989. Prior to joining WM Advisors, he was Manager of Research at Frank Russell Company, where he was responsible for all credit decisions for a $5 billion portfolio of money market investments. Mr. Peterson was also a Vice President at Standish, Ayer & Wood Inc. and a Vice President at Moody's Investors Service. He holds a B.S. in Mathematics from Brigham Young University and an M.B.A. in Finance from New York University.

ECONOMIC OVERVIEW

The U.S. economy staggered throughout the year, showing signs of recovery that were later negated by pockets of weakness and external forces that included corporate scandals and the threat of war. Economic growth turned positive in the spring, but the outlook for hiring and business investment remains uncertain. The positive economic growth was largely the result of resilient consumer spending that was spurred by a housing boom and record levels of refinancing activity. Interest and mortgage rates dropped to 40-year lows, and automobile manufacturers offered 0% financing deals in an effort to promote sales. With wavering levels of consumer confidence and cloudy employment conditions, additional strength in consumer spending is questionable. Future economic growth more likely will depend on improved conditions in corporate America.

ECONOMIC AND INTEREST RATE OUTLOOK

After making eleven successive cuts in short-term interest rates throughout 2001 to boost economic activity, Federal Reserve policymakers held rates stable in 2002 until the beginning of November, when the Fed cut its target rate by 50 basis points. The Fed will probably stay on the sidelines until the economy shows signs of sustainable improvement, which may take several more quarters. Benign inflation has enabled the Fed to maintain very accommodative monetary policies and to leave interest rates low. Overcapacity continues to be a problem in the business sector, potentially restraining growth and keeping interest rates relatively low.

PORTFOLIO STRATEGY

As of December 31, 2002, assets in the Fund totaled more than $38 million, representing a significant increase compared to last year. Money market assets offer stability and safety of principal, which has made the Fund attractive this year. This is despite the historically low short-term interest rates that resulted from a very accommodative monetary policy. During the year, we kept the Fund's average maturity a little longer than the benchmark to take advantage of falling rates, and we may continue with this strategy to generate additional yield. We were able to gain income by purchasing highquality corporate bonds that were nearing maturity as well as utilizing taxable municipal securities with yield advantages.

NOTE: Principal is not guaranteed or insured by the U.S. government, and yields will fluctuate with market conditions. There is no assurance they will maintain a stable unit value.

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                                                                              27

STATEMENTS of ASSETS and LIABILITIES

WM VARIABLE TRUST

DECEMBER 31, 2002

                                                     EQUITY         GROWTH &       WEST COAST           MID CAP
                                                     INCOME         INCOME          EQUITY               STOCK           GROWTH
                                                      FUND           FUND            FUND                FUND             FUND
                                                 -------------   -------------    ------------       ------------     -------------
ASSETS:
Investments, at value (a)  ...................   $ 118,426,142   $ 210,524,014    $ 70,758,200       $ 65,099,523     $ 136,781,515
Cash .........................................             513             273             266                299            35,906
Cash held as collateral for securities
  loaned .....................................       6,720,544              --              --          1,080,000         3,827,905
Unrealized appreciation of forward foreign
  currency contracts .........................              --              --              --                 --             6,483
Variation margin .............................              --              --              --                 --                --
Dividends and/or interest receivable .........         428,206         311,515         104,195             44,245            86,878
Receivable for Fund shares sold ..............          66,309          80,682          16,173             13,949            11,005
Receivable for investment securities sold ....              --              --         149,597                 --           150,758
Prepaid expenses .............................           1,146           2,383             707                632             1,909
                                                 -------------   -------------    ------------       ------------     -------------
         Total Assets ........................     125,642,860     210,918,867      71,029,138         66,238,648       140,902,359
                                                 -------------   -------------    ------------       ------------     -------------
LIABILITIES:
Payable upon return of securities loaned .....       6,720,544              --              --          1,080,000         3,827,905
Unrealized depreciation of forward foreign
  currency contracts .........................              --              --              --                 --            83,024
Payable for Fund shares redeemed .............          43,947          82,652          27,211                 --            99,296
Payable for investment securities purchased ..              --              --         384,345                 --           670,943
Investment advisory fee payable ..............          63,110         139,583          38,285             41,287           105,723
Distribution fees payable ....................           1,325             270             479                397               134
Accrued legal and audit fees .................          27,145          26,350          24,643             21,490            26,093
Accrued expenses and other liabilities .......          22,827          31,970          13,826             13,964            45,595
                                                 -------------   -------------     -----------       ------------     -------------
         Total Liabilities ...................       6,878,898         280,825         488,789          1,157,138         4,858,713
                                                 -------------   -------------     -----------       ------------     -------------
NET ASSETS ...................................   $ 118,763,962   $ 210,638,042    $ 70,540,349       $ 65,081,510     $ 136,043,646
                                                 =============   =============    ============       ============     =============
(a) Investments, at cost .....................   $ 130,730,307   $ 224,787,000    $ 80,685,538       $ 58,312,324     $ 156,232,771
                                                 =============   =============    ============       ============     =============

                       See Notes to Financial Statements.

                                                    U.S.
 SMALL CAP     INTERNATIONAL    SHORT TERM       GOVERNMENT                        MONEY
  STOCK           GROWTH          INCOME         SECURITIES       INCOME           MARKET
   FUND            FUND            FUND             FUND           FUND             FUND
------------   -------------   -------------    ------------   ------------     -------------
$ 40,615,355   $  50,657,209   $  42,270,966    $185,348,349   $190,342,349     $  38,567,457
      33,444             395             580              33            870               457
   4,407,752       1,497,225       5,521,138      44,166,385     19,489,234                --
          --         231,527              --              --             --                --
          --              --           5,469              --             --                --
      24,004          55,207         530,499       1,282,251      2,711,026           113,207
       5,673             647          24,740              --        263,291               854
          --         119,408              98              --             --                --
         493             570             569           1,867          1,906               425
------------   -------------   -------------    ------------   ------------     -------------
  45,086,721      52,562,188      48,354,059     230,798,885    212,808,676        38,682,400
------------   -------------   -------------    ------------   ------------     -------------

   4,407,752       1,497,225       5,521,138      44,166,385     19,489,234                --

          --         116,614              --              --             --                --
      20,307          36,222              --         464,275         43,344           190,523
      43,591          54,985              --              --      5,113,433                --
      31,716          87,650          18,040          78,252         78,413            14,910
         232              20             233           2,456          1,501               987
      26,913          26,660          24,568          24,945         24,971            23,017
      11,954          24,846          10,419          28,298         27,855             8,315
          --              --              --              --             --                --
   4,542,465       1,844,222       5,574,398      44,764,611     24,778,751           237,752
------------   -------------   -------------    ------------   ------------     -------------
$ 40,544,256   $  50,717,966   $  42,779,661    $186,034,274   $188,029,925     $  38,444,648
============   =============   =============    ============   ============     =============
$ 79,357,925   $  58,979,213   $  40,934,286    $177,266,919   $182,660,894     $  38,567,457
============   =============   =============    ============   ============     =============

                       See Notes to Financial Statements.

WM VARIABLE TRUST

DECEMBER 31, 2002

                                                    EQUITY         GROWTH &        WEST COAST           MID CAP
                                                    INCOME          INCOME           EQUITY              STOCK            GROWTH
                                                     FUND            FUND             FUND               FUND              FUND
                                                 -------------   -------------    ------------       ------------     -------------
NET ASSETS CONSIST OF:
Undistributed net investment income ..........   $   3,224,781   $   2,505,844    $    225,009       $    210,520     $      49,483
Accumulated net realized gain/(loss)
     on investment transactions ..............         323,565     (24,789,876)     (5,145,426)        (1,444,016)     (113,726,022)
Net unrealized appreciation/(depreciation)
     of investments ..........................     (12,304,165)    (14,262,986)     (9,927,338)         6,787,199       (19,538,685)
Paid-in capital ..............................     127,519,781     247,185,060      85,388,104         59,527,807       269,258,870
                                                 -------------   -------------    ------------       ------------     -------------
      Total Net Assets .......................   $ 118,763,962   $ 210,638,042    $ 70,540,349       $ 65,081,510     $ 136,043,646
                                                 =============   =============    ============       ============     =============
NET ASSETS:
Class 1 Shares ...............................   $ 112,304,383   $ 209,337,446    $ 68,227,319       $ 63,119,442     $ 135,421,999
                                                 =============   =============    ============       ============     =============
Class 2 Shares ...............................   $   6,459,579   $   1,300,596    $  2,313,030       $  1,962,068     $     621,647
                                                 =============   =============    ============       ============     =============
SHARES OUTSTANDING:
Class 1 Shares ...............................      10,197,018      15,558,640       5,374,850          5,495,203        14,528,950
                                                 =============   =============    ============       ============     =============
Class 2 Shares ...............................         587,585          96,908         182,629            171,273            66,831
                                                 =============   =============    ============       ============     =============
CLASS 1 SHARES:
Net asset value, offering and redemption
      price per share of beneficial interest
      outstanding ............................   $       11.01   $       13.45    $      12.69       $      11.49     $        9.32
                                                 =============   =============    ============       ============     =============
CLASS 2 SHARES:
Net asset value, offering and redemption price
      per share of beneficial interest
      outstanding ............................   $       10.99   $       13.42    $      12.67       $      11.46     $        9.30
                                                 =============   =============    ============       ============     =============

                       See Notes to Financial Statements.

                                                    U.S.
SMALL CAP      INTERNATIONAL     SHORT TERM      GOVERNMENT                         MONEY
  STOCK           GROWTH           INCOME        SECURITIES       INCOME           MARKET
  FUND             FUND             FUND            FUND           FUND             FUND
------------   -------------    ------------    ------------   ------------     -----------
$         --     $   611,956     $ 2,736,159    $  9,576,662   $ 11,700,930     $        --

 (15,704,600)    (11,834,414)       (550,074)     (1,277,855)    (2,280,599)           (946)

 (38,742,570)     (8,202,890)      1,237,997       8,081,430      7,681,455              --
  94,991,426      70,143,314      39,355,579     169,654,037    170,928,139      38,445,594
------------     -----------     -----------    ------------   ------------     -----------
$ 40,544,256     $50,717,966     $42,779,661    $186,034,274   $188,029,925     $38,444,648
============     ===========     ===========    ============   ============     ===========

$ 39,476,190     $50,624,544     $41,591,974    $173,770,262   $179,843,575     $33,766,058
============     ===========     ===========    ============   ============     ===========
$  1,068,066     $    93,422     $ 1,187,687    $ 12,264,012   $  8,186,350     $ 4,678,590
============     ===========     ===========    ============   ============     ===========

   7,188,139       5,948,365      15,710,570      15,725,789     16,664,200      33,780,913
============     ===========     ===========    ============   ============     ===========
     195,241          11,006         449,299       1,112,637        760,434       4,680,957
============     ===========     ===========    ============   ============     ===========

$       5.49     $      8.51     $      2.65    $      11.05   $      10.79     $      1.00
============     ===========     ===========    ============   ============     ===========

$       5.47     $      8.49     $      2.64    $      11.02   $      10.77     $      1.00
============     ===========     ===========    ============   ============     ===========

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    EQUITY          GROWTH &       WEST COAST         MID CAP
                                                    INCOME           INCOME          EQUITY            STOCK            GROWTH
                                                     FUND             FUND            FUND              FUND             FUND
                                                  ------------    ------------    ------------     -----------      ------------
INVESTMENT INCOME:
Dividends ...................................     $  2,813,644    $  4,444,644    $    818,129     $   714,876      $  1,180,905
Interest ....................................        1,412,447          99,991          50,988          82,046           248,014
Foreign withholding taxes ...................          (14,043)        (36,996)             --              --           (14,844)
Securities lending income ...................           16,239           4,781               6           3,963            11,005
                                                  ------------    ------------    ------------     -----------      ------------
         TOTAL INVESTMENT INCOME ............        4,228,287       4,512,420         869,123         800,885         1,425,080
                                                  ------------    ------------    ------------     -----------      ------------
EXPENSES:
Investment advisory fee .....................          706,100       1,888,275         482,090         517,513         1,335,717
Custodian fees ..............................            9,292          15,337           9,525           6,642            62,458
Legal and audit fees ........................           31,708          32,096          26,952          25,189            54,957
Other .......................................           45,577          66,630          26,251          27,431            51,159
Class 2 Shares distribution fees ............            9,002           2,081           3,309           3,389             1,116
                                                  ------------    ------------    ------------     -----------      ------------
         TOTAL EXPENSES .....................          801,679       2,004,419         548,127         580,164         1,505,407
Fees reduced by custodian credits ...........              (52)            (34)            (66)            (17)           (1,231)
                                                  ------------    ------------    ------------     -----------      ------------
         Net expenses .......................          801,627       2,004,385         548,061         580,147         1,504,176
                                                  ------------    ------------    ------------     -----------      ------------
NET INVESTMENT INCOME/(LOSS) ................        3,426,660       2,508,035         321,062         220,738           (79,096)
                                                  ------------    ------------    ------------     -----------      ------------
NET REALIZED AND UNREALIZED GAIN/
    (LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment
    transactions                                       129,512     (11,120,216)     (4,844,003)       (939,495)      (33,280,451)
Net increase from payments by a related
       party ................................               --              --              --              --         1,200,830
Net change in unrealized appreciation/
   (depreciation) of investments ............      (20,096,387)    (48,916,763)    (14,983,644)     (6,934,878)      (26,836,320)
                                                  ------------    ------------    ------------     -----------      ------------
Net realized and unrealized gain/(loss) on
     investments ............................      (19,966,875)    (60,036,979)    (19,827,647)     (7,874,373)      (58,915,941)
                                                  ------------    ------------    ------------     -----------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...............     $(16,540,215)   $(57,528,944)   $(19,506,585)    $(7,653,635)     $(58,995,037)
                                                  ============    ============    ============     ===========      ============

                       See Notes to Financial Statements.

                                                     U.S.
  SMALL CAP      INTERNATIONAL    SHORT TERM     GOVERNMENT                            MONEY
   STOCK            GROWTH          INCOME       SECURITIES       INCOME              MARKET
    FUND             FUND            FUND           FUND           FUND                FUND
------------     ------------     ----------     -----------    -----------         ----------
$    214,667     $   906,050      $       --     $        --    $        --           $     --
       5,328          22,845       2,998,054       9,833,340     12,473,080            654,356
      (2,142)        (88,139)             --              --             --                 --
     123,242          33,369          17,117          48,097         40,780                 --
------------      ----------      ----------     -----------    -----------           --------
     341,095         874,125       3,015,171       9,881,437     12,513,860            654,356
------------      ----------      ----------     -----------    -----------           --------

     433,390         475,221         249,814         821,350        869,019            155,843
      10,288          85,301           8,771          16,560         13,611              4,784
      29,797          29,080          25,964          29,050         29,558             24,001
      22,669          39,505          24,333          56,898         57,656             14,537
       2,038             191           1,413          13,809          7,604              8,536
------------      ----------      ----------     -----------    -----------           --------
     498,182         629,298         310,295         937,667        977,448            207,701
        (124)            (20)           (181)            (15)           (17)              (290)
------------      ----------      ----------     -----------    -----------           --------
     498,058         629,278         310,114         937,652        977,431            207,411
------------      ----------      ----------     -----------    -----------           --------
    (156,963)        244,847       2,705,057       8,943,785     11,536,429            446,945
------------      ----------      ----------     -----------    -----------           --------
 (13,535,362)     (5,022,254)        242,440         747,715        786,709                 --
          --              --              --              --             --                 --
 (20,656,458)     (4,006,847)          6,150       4,415,678      4,146,634                 --
------------     -----------      ----------     -----------    -----------           --------

 (34,191,820)     (9,029,101)        248,590       5,163,393      4,933,343                 --
------------     -----------      ----------     -----------    -----------           --------

$(34,348,783)    $(8,784,254)     $2,953,647     $14,107,178    $16,469,772           $446,945
------------     -----------      ----------     -----------    -----------           --------

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                     EQUITY         GROWTH &       WEST COAST           MID CAP
                                                     INCOME          INCOME          EQUITY              STOCK            GROWTH
                                                      FUND            FUND            FUND               FUND              FUND
                                                  ------------    ------------     -----------        -----------      ------------
Net investment income/(loss) ..................   $  3,426,660    $  2,508,035     $   321,062        $   220,738      $    (79,096)
Net realized gain/(loss) on investment
  transactions ................................        129,512     (11,120,216)     (4,844,003)          (939,495)      (33,280,451)
Net increase from payments by a related
  party .......................................             --              --              --                 --         1,200,830
Net change in unrealized
  appreciation/(depreciation)of investments ...    (20,096,387)    (48,916,763)    (14,983,644)        (6,934,878)      (26,836,320)
                                                   -----------      ----------     -----------        -----------      ------------
Net increase/(decrease) in net assets
     resulting from operations ................    (16,540,215)    (57,528,944)    (19,506,585)        (7,653,635)      (58,995,037)
Distributions to shareholders from:
     Net investment income:
         Class 1 Shares .......................     (2,386,136)     (1,688,757)       (435,209)          (142,737)               --
         Class 2 Shares .......................        (79,496)         (6,836)         (8,862)            (2,510)               --
     Net realized gains on investments:
         Class 1 Shares .......................       (228,156)             --      (1,033,012)        (1,640,257)               --
         Class 2 Shares .......................         (7,632)             --         (21,065)           (34,173)               --
Net increase/(decrease) in net assets from
     Fund share transactions:
         Class 1 Shares .......................     32,939,549     (50,799,197)      4,987,751            415,163        26,780,552
         Class 2 Shares .......................      6,425,466       1,379,138       2,663,519          1,483,526           743,261
                                                   -----------    ------------     -----------        -----------      ------------
Net increase/(decrease) in net assets .........     20,123,380    (108,644,596)    (13,353,463)        (7,574,623)      (31,471,224)
NET ASSETS:
Beginning of year .............................     98,640,582     319,282,638      83,893,812         72,656,133       167,514,870
                                                  ------------    ------------     -----------        -----------      ------------
End of year ...................................   $118,763,962    $210,638,042     $70,540,349        $65,081,510      $136,043,646
                                                  ============    ============     ===========        ===========      ============
Undistributed net investment income at
  end of year .................................   $  3,224,781    $  2,505,844     $   225,009        $   210,520      $     49,483
                                                  ============    ============     ===========        ===========      ============
FOR THE YEAR ENDED DECEMBER 31, 2001
Net investment income/(loss) ..................   $  2,574,128    $  1,714,214     $   453,644        $   137,258      $    226,615
Net realized gain/(loss) on investment
  transactions ................................        164,826     (13,669,421)      1,036,726          1,467,666       (78,262,966)
Net change in unrealized
  appreciation/(depreciation)of investments ...      3,572,469         400,957       3,807,889          5,736,586        (6,657,793)
                                                  ------------    ------------     -----------        -----------      ------------
Net increase/(decrease) in net assets
     resulting from operations ................      6,311,423     (11,554,250)      5,298,259          7,341,510       (84,694,144)
Distributions to shareholders from:
     Net investment income:
         Class 1 Shares .......................       (762,859)     (1,076,785)       (382,770)           (41,687)       (4,240,719)
         Class 2 Shares .......................           (754)             --              --                (29)               --
     Net realized gains on investments:
         Class 1 Shares .......................       (537,319)     (6,651,632)     (1,610,070)                --       (33,057,035)
         Class 2 Shares .......................           (537)             --              --                 --                --
Net increase/(decrease) in net assets from
     Fund share transactions:
         Class 1 Shares .......................     46,227,296      28,462,438       9,223,544          8,007,851       (17,076,013)
         Class 2 Shares .......................        659,111         111,361          57,889            631,364            31,316
                                                  ------------    ------------     -----------        -----------      ------------
Net increase/(decrease) in net assets .........     51,896,361       9,291,132      12,586,852         15,939,009      (139,036,595)
NET ASSETS:
Beginning of year .............................     46,744,221     309,991,506      71,306,960         56,717,124       306,551,465
                                                   -----------    ------------     -----------        -----------      ------------
End of year ...................................   $ 98,640,582    $319,282,638     $83,893,812        $72,656,133      $167,514,870
                                                  ============    ============     ===========        ===========      ============
Undistributed net investment income/
   (accumulated net investment loss) at
    end of year ...............................   $  2,508,004    $  1,693,402     $   410,572        $   135,029      $    (31,112)
                                                  ============    ============     ===========        ===========      ============

                       See Notes to Financial Statements.

                                                    U.S.
  SMALL CAP    INTERNATIONAL     SHORT TERM      GOVERNMENT                           MONEY
    STOCK         GROWTH           INCOME        SECURITIES       INCOME             MARKET
     FUND          FUND             FUND            FUND           FUND               FUND
------------   -------------     ----------     ------------   ------------        -----------
$   (156,963)    $   244,847     $ 2,705,057    $  8,943,785   $ 11,536,429        $   446,945
 (13,535,362)     (5,022,254)        242,440         747,715        786,709                 --
          --              --              --              --             --                 --

 (20,656,458)     (4,006,847)          6,150       4,415,678      4,146,634                 --
------------     -----------     -----------    ------------   ------------        -----------

 (34,348,783)     (8,784,254)      2,953,647      14,107,178     16,469,772            446,945

          --        (599,905)     (2,079,342)     (5,949,742)    (7,749,262)          (427,932)
          --          (1,239)        (21,807)       (166,367)      (103,921)           (37,952)

  (3,782,168)             --              --              --             --                 --
     (74,473)             --              --              --             --                 --

   3,781,632      10,814,232      (9,585,048)     29,155,370     16,673,364          5,220,086
   1,161,205         111,271       1,149,602      11,230,233      7,552,746          4,491,731
------------     -----------     -----------    ------------   ------------        -----------

 (33,262,587)      1,540,105      (7,582,948)     48,376,672     32,842,699          9,692,878

  73,806,843      49,177,861      50,362,609     137,657,602    155,187,226         28,751,770
------------     -----------     -----------    ------------   ------------        -----------
$ 40,544,256     $50,717,966     $42,779,661    $186,034,274   $188,029,925        $38,444,648
============     ===========     ===========    ============   ============        ===========
$         --     $   611,956     $ 2,736,159    $  9,576,662   $ 11,700,930        $        --
============     ===========     ===========    ============   ============        ===========

$   (311,850)    $   191,149     $ 2,634,066    $  7,236,948   $  9,547,576        $   790,925
   2,373,857      (5,136,917)            103         197,332        834,720                (54)

 (10,041,833)     (7,368,806)        924,846       1,562,564        452,661                 --
------------     -----------     -----------    ------------   ------------        -----------
  (7,979,826)    (12,314,574)      3,559,015       8,996,844     10,834,957            790,871

          --        (442,562)       (645,081)     (1,670,132)    (2,296,785)          (795,417)
          --              --              --              --             --               (108)

 (14,231,677)     (4,792,087)             --              --             --                 --
      (8,522)             --              --              --             --                 --

  13,325,629        (500,360)      3,949,603      20,730,219     18,783,230         10,302,577
     413,120              30          19,990         752,835        361,258            189,226
------------     -----------     -----------    ------------   ------------        -----------
  (8,481,276)    (18,049,553)      6,883,527      28,809,766     27,682,660         10,487,149

  82,288,119      67,227,414      43,479,082     108,847,836    127,504,566         18,264,621
------------     -----------     -----------    ------------   ------------        -----------
$ 73,806,843     $49,177,861     $50,362,609    $137,657,602   $155,187,226        $28,751,770
============     ===========     ===========    ============   ============        ===========
$         --     $   277,867     $ 2,089,740    $  6,104,255   $  7,846,043        $    18,939
============     ===========     ===========    ============   ============        ===========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets-- CAPITAL stock ACTIVITY

WM VARIABLE TRUST

                                                                                                             WEST COAST
                                    EQUITY INCOME FUND              GROWTH & INCOME FUND                   EQUITY FUND (A)
                               ----------------------------     -----------------------------       -----------------------------
                                YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 12/31/02         12/31/01        12/31/02          12/31/01          12/31/02          12/31/01
                               -----------       ---------       ----------        ---------         ----------        ----------
AMOUNT
  CLASS 1
    Sold ....................  $39,712,894      $48,545,812     $ 30,722,792      $47,166,699       $13,303,200       $13,359,745
    Issued as reinvestment
      of dividends ..........    2,614,292        1,300,178        1,688,757        7,728,417         1,468,221         1,992,840
    Redeemed ................   (9,387,637)      (3,618,694)     (83,210,746)     (26,432,678)       (9,783,670)       (6,129,041)
                               -----------      -----------     ------------      -----------       -----------       -----------
    Net increase/(decrease)    $32,939,549      $46,227,296     $(50,799,197)     $28,462,438       $ 4,987,751       $ 9,223,544
                               ===========      ===========     ============      ===========       ===========       ===========
  CLASS 2(b)
    Sold ....................  $ 6,869,265      $   763,650     $  1,520,994      $   111,374       $ 2,930,439       $    57,924
    Issued as reinvestment
      of dividends ..........       87,128            1,291            6,836               --            29,927                --
    Redeemed ................     (530,927)        (105,830)        (148,692)             (13)         (296,847)              (35)
                               -----------      -----------     ------------      -----------       -----------       -----------
    Net increase ............  $ 6,425,466      $   659,111     $  1,379,138      $   111,361       $ 2,663,519       $    57,889
                               ===========      ===========     ============      ===========       ===========       ===========
SHARES
  CLASS 1
    Sold ....................    3,208,368        3,944,969        2,239,100        2,655,714           979,125           836,511
    Issued as reinvestment
      of dividends ..........      215,879          102,700          112,284          416,178            99,947           112,973
    Redeemed ................     (841,306)        (293,519)      (5,369,452)      (1,497,409)         (724,826)         (381,925)
                               -----------      -----------     ------------      -----------       -----------       -----------
    Net increase/(decrease)..    2,582,941        3,754,150       (3,018,068)       1,574,483           354,246           567,559
                               ===========      ===========     ============      ===========       ===========       ===========
  CLASS 2(b)
    Sold ....................      576,668           59,976          100,954            6,492           199,763             3,495
    Issued as reinvestment
      of dividends ..........        7,201              102              455               --             2,040                --
    Redeemed ................      (47,432)          (8,930)         (10,992)              (1)          (22,667)               (2)
                               -----------      -----------     ------------      -----------       -----------       -----------
    Net increase ............      536,437           51,148           90,417            6,491           179,136             3,493
                               ===========      ===========     ============      ===========       ===========       ===========

                                                                       U.S. GOVERNMENT
                                  SHORT TERM INCOME FUND               SECURITIES FUND                       INCOME FUND
                               ----------------------------      ----------------------------       -----------------------------
                                YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 12/31/02         12/31/01        12/31/02          12/31/01          12/31/02          12/31/01
                               -----------      -----------      ----------       -----------       -----------        ----------
AMOUNT
  CLASS 1
    Sold .................     $14,162,873      $11,423,256      $60,239,869      $39,628,587       $47,668,056       $36,392,045
    Issued as reinvestment
      of dividends .......       2,079,342          645,081        5,949,742        1,670,132         7,749,262         2,296,785
    Redeemed .............     (25,827,263)      (8,118,734)     (37,034,241)     (20,568,500)      (38,743,954)      (19,905,600)
                               -----------      -----------      -----------      -----------       -----------       -----------
    Net increase/(decrease)    $(9,585,048)     $ 3,949,603      $29,155,370      $20,730,219       $16,673,364       $18,783,230
                               ===========      ===========      ===========      ===========       ===========       ===========
  CLASS 2(b)
    Sold .................     $ 1,233,319      $    20,000      $11,791,953      $   837,926       $ 7,596,829       $   361,748
    Issued as reinvestment
      of dividends .......          21,807               --          166,367               --           103,921                --
    Redeemed .............        (105,524)             (10)        (728,087)         (85,091)         (148,004)             (490)
                               -----------      -----------      -----------      -----------       -----------       -----------
    Net increase .........     $ 1,149,602      $    19,990      $11,230,233      $   752,835       $ 7,552,746       $   361,258
                               ===========      ===========      ===========      ===========       ===========       ===========

SHARES
  CLASS 1
    Sold .................       5,464,381        4,483,394        5,608,343        3,821,998         4,609,771         3,624,626
    Issued as reinvestment
      of dividends .......         812,243          261,166          563,957          165,688           758,245           232,233
    Redeemed ............       (9,939,647)      (3,213,392)      (3,427,606)      (1,973,297)       (3,726,837)       (1,976,612)
                               -----------      -----------      -----------      -----------       -----------       -----------
    Net increase/(decrease)     (3,663,023)       1,531,168        2,744,694        2,014,389         1,641,179         1,880,247
                               ===========      ===========      ===========      ===========       ===========       ===========
  CLASS 2(b)
    Sold .................         473,870            7,708        1,092,316           79,544           729,528            35,144
    Issued as reinvestment
      of dividends .......           8,518               --           15,784               --            10,178                --
    Redeemed .............         (40,793)              (4)         (66,904)          (8,103)          (14,368)              (48)
                               -----------      -----------      -----------      -----------       -----------       -----------
    Net increase .........         441,595            7,704        1,041,196           71,441           725,338            35,096
                               ===========      ===========      ===========      ===========       ===========       ===========

--------------------
(a) Formerly the Growth Fund of the Northwest.

(b) All Funds commenced selling Class 2 shares on November 6, 2001, with the exception of the Equity Income, Mid Cap Stock and Small Cap Stock Funds which commenced selling Class 2 shares on May 1, 2001.

                       See Notes to Financial Statements.`

      MID CAP STOCK FUND                 GROWTH FUND                 SMALL CAP STOCK FUND            INTERNATIONAL GROWTH FUND
-----------------------------     ---------------------------    -----------------------------     -----------------------------
  YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED
   12/31/02        12/31/01         12/31/02       12/31/01        12/31/02          12/31/01        12/31/02          12/31/01
-------------    ------------     ------------   ------------    -----------       -----------     -----------      ------------
   $8,084,591     $11,536,889     $59,345,256    $ 13,497,236    $7,657,820        $12,470,294     $17,054,909      $  4,478,358
    1,782,994          41,687              --      37,297,754     3,782,168         14,231,677         599,905         5,234,649
   (9,452,422)     (3,570,725)    (32,564,704)    (67,871,003)   (7,658,356)       (13,376,342)     (6,840,582)      (10,213,367)
   ----------     -----------     -----------    ------------    ----------        -----------     -----------      ------------
   $  415,163     $ 8,007,851     $26,780,552    $(17,076,013)   $3,781,632        $13,325,629     $10,814,232      $   (500,360)
   ==========     ===========     ===========    ============    ==========        ===========     ===========      ============

   $1,621,992     $   642,970     $   839,312    $     31,328    $1,203,215        $   411,480     $   145,836      $         30
       36,683              29              --              --        74,473              8,522           1,239                --
     (175,149)        (11,635)        (96,051)            (12)    (116,483)             (6,882)        (35,804)               --
   ----------     -----------     -----------    ------------    ----------        -----------     -----------      ------------
   $1,483,526     $   631,364     $   743,261    $     31,316    $1,161,205        $   413,120     $   111,271      $         30
   ==========     ===========     ===========    ============    ==========        ===========     ===========      ============

      685,991         948,931       5,267,778         761,973     1,253,887          1,266,869       1,823,960           374,307
      139,405           3,182              --       2,371,122       602,256          1,125,034          62,752           478,487
     (809,887)       (303,050)     (3,133,991)     (4,073,741)   (1,120,035)        (1,072,954)       (753,488)         (963,192)
   ----------     -----------     -----------    ------------    ----------        -----------     -----------      ------------
       15,509         649,063       2,133,787        (940,646)      736,108          1,318,949       1,133,224          (110,398)
   ==========     ===========     ===========    ============    ==========        ===========     ===========      ============

      132,529          51,822          74,659           2,329       162,957             38,684          14,761                 3
        2,873               2              --              --        11,918                674             130                --
      (15,020)           (933)        (10,156)             (1)      (18,308)              (684)         (3,888)               --
   ----------     -----------     -----------    ------------    ----------        -----------     -----------      ------------
      120,382          50,891          64,503           2,328       156,567             38,674          11,003                 3
   ==========     ===========     ===========    ============    ==========        ===========     ===========      ============

      MONEY MARKET FUND
---------------------------
 YEAR ENDED      YEAR ENDED
  12/31/02        12/31/01
-----------     -----------
$24,565,211     $28,066,597
    427,932         795,417
(19,773,057)    (18,559,437)
-----------     -----------
$ 5,220,086     $10,302,577
===========     ===========

$ 7,722,999     $   189,527
     37,952             108
 (3,269,220)           (409)
-----------     -----------
$ 4,491,731     $   189,226
===========     ===========

 24,565,211      28,066,597
    427,932         795,417
(19,773,057)    (18,559,437)
-----------     -----------
  5,220,086      10,302,577
===========     ===========

  7,722,999         189,527
     37,952             108
 (3,269,220)           (409)
-----------     -----------
  4,491,731         189,226
===========     ===========

                       See Notes to Financial Statements.

FINANCIAL highlights

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   INCOME FROM INVESTMENT OPERATIONS
                               ----------------------------------------------------------------------
                                                                      NET REALIZED
                               NET ASSET VALUE,                      AND UNREALIZED        TOTAL FROM
                                BEGINNING OF       NET INVESTMENT    GAIN/(LOSS) ON        INVESTMENT
                                   PERIOD           INCOME/(LOSS)     INVESTMENTS          OPERATIONS
                               ----------------    --------------    --------------        ----------
EQUITY INCOME FUND

CLASS 1
12/31/02                            $12.87            $0.36(6)         $(1.95)               $(1.59)
12/31/01                             12.11             0.42(6)           0.54                  0.96
12/31/00                             10.50             0.36(6)           1.42                  1.78
12/31/99                             10.27             0.33(6)          (0.07)(8)              0.26
12/31/98(3)                          10.00             0.16(6)           0.14                  0.30

CLASS 2
12/31/02                             12.87             0.32(6)          (1.93)                (1.61)
12/31/01(4)                          12.64             0.22(6)           0.21                  0.43

GROWTH & INCOME FUND

CLASS 1
12/31/02                            $17.18            $0.15(6)         $(3.77)               $(3.62)
12/31/01                             18.23             0.09             (0.70)                (0.61)
12/31/00                             18.58             0.07(6)           0.37                  0.44
12/31/99                             16.97             0.06(6)           2.93                  2.99
12/31/98                             16.92             0.06              2.97                  3.03

CLASS 2
12/31/02                             17.18             0.11(6)          (3.76)                (3.65)
12/31/01(4)                          16.59             0.00(7)           0.59(8)               0.59

WEST COAST EQUITY FUND

CLASS 1
12/31/02                            $16.70            $0.06(6)         $(3.79)               $(3.73)
12/31/01                             16.01             0.10(6)           1.03                  1.13
12/31/00                             15.14             0.13(6)           0.84                  0.97
12/31/99                             10.94            (0.00)(7)          4.37                  4.37
12/31/98(3)                          10.00             0.00(7)           0.94                  0.94

CLASS 2
12/31/02                             16.70             0.02(6)          (3.77)                (3.75)
12/31/01(4)                          15.52             0.01(6)           1.17                  1.18

MID CAP STOCK FUND

CLASS 1
12/31/02                            $13.14            $0.04(6)         $(1.36)               $(1.32)
12/31/01                             11.74             0.03(6)           1.38                  1.41
12/31/00(5)                          10.00             0.01(6)           1.73                  1.74

CLASS 2
12/31/02                             13.13             0.01(6)          (1.36)                (1.35)
12/31/01(4)                          12.35            (0.00)(6)(7)       0.79                  0.79

                                                    LESS DISTRIBUTIONS
                          ----------------------------------------------------------------------
                                            DISTRIBUTIONS
                           DIVIDENDS FROM       FROM
                          NET INVESTMENT     NET REALIZED        TOTAL          NET ASSET VALUE,
                              INCOME        CAPITAL GAINS    DISTRIBUTIONS        END OF PERIOD
                          ---------------   --------------   --------------     ----------------
EQUITY INCOME FUND

CLASS 1
12/31/02                    $(0.25)            $(0.02)          $(0.27)             $11.01
12/31/01                     (0.12)             (0.08)           (0.20)              12.87
12/31/00                     (0.17)                --            (0.17)              12.11
12/31/99                     (0.03)                --            (0.03)              10.50
12/31/98(3)                  (0.03)                --            (0.03)              10.27

CLASS 2
12/31/02                     (0.25)             (0.02)           (0.27)              10.99
12/31/01(4)                  (0.12)             (0.08)           (0.20)              12.87

GROWTH  & INCOME FUND

CLASS 1
12/31/02                    $(0.11)            $   --           $(0.11)             $13.45
12/31/01                     (0.06)             (0.38)           (0.44)              17.18
12/31/00                     (0.04)             (0.75)           (0.79)              18.23
12/31/99                     (0.04)             (1.34)           (1.38)              18.58
12/31/98                     (0.09)             (2.89)           (2.98)              16.97

CLASS 2
12/31/02                     (0.11)                --            (0.11)              13.42
12/31/01(4)                     --                 --               --               17.18

WEST COAST EQUITY FUND

CLASS 1
12/31/02                    $(0.08)            $(0.20)          $(0.28)             $12.69
12/31/01                     (0.09)             (0.35)           (0.44)              16.70
12/31/00                        --              (0.10)           (0.10)              16.01
12/31/99                     (0.00)(7)          (0.17)           (0.17)              15.14
12/31/98(3)                     --                 --               --               10.94
Class 2
12/31/02                     (0.08)             (0.20)           (0.28)              12.67
12/31/01(4)                     --                 --               --               16.70

MID CAP STOCK FUND

CLASS 1
12/31/02                    $(0.03)            $(0.30)          $(0.33)             $11.49
12/31/01                     (0.01)                --            (0.01)              13.14
12/31/00(5)                     --                 --               --               11.74

CLASS 2
12/31/02                     (0.02)             (0.30)           (0.32)              11.46
12/31/01(4)                  (0.01)                --            (0.01)              13.13

                       See Notes to Financial Statements.

                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                              EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                                                                             REIMBURSED AND/OR FEES
                     NET ASSETS,          RATIO OF                RATIO OF NET                                 REDUCED BY CREDITS
                    END OF PERIOD    OPERATING EXPENSES     INVESTMENT INCOME/(LOSS) TO       PORTFOLIO           ALLOWED BY THE
TOTAL RETURN(1)      (IN 000'S)     TO AVERAGE NET ASSETS      AVERAGE NET ASSETS           TURNOVER RATE           CUSTODIAN(2)
--------------      -------------   ---------------------   ---------------------------     -------------    ----------------------
   (12.51)%           $112,304            0.70%                       3.04%                      16%                   0.70%
     7.92%              97,982            0.70%                       3.29%                      15%                   0.70%
    17.19%              46,744            0.98%                       3.31%                      40%                   0.99%
     2.49%              11,797            1.17%                       3.22%                      25%                   1.19%
     3.02%               2,586            1.50%(9)                    2.26%(9)                   28%                   2.49%(9)

   (12.67)%              6,460            0.95%                       2.79%                      16%                   0.95%
     3.40%                 658            0.94%(9)                    3.05%(9)                   15%                   0.94%(9)

   (21.16)%           $209,337            0.81%                       1.01%                      20%                   0.81%
    (3.51)%            319,171            0.78%                       0.54%                      25%                   0.78%
     2.36%             309,992            0.97%                       0.39%                      31%                   0.97%
    18.11%             205,960            1.05%                       0.34%                      38%                   1.05%
    18.98%             125,295            1.06%                       0.37%                      78%                   1.06%

   (21.33)%              1,301            1.06%                       0.76%                      20%                   1.06%
     3.56%                 112            1.03%(9)                    0.29%(9)                   25%                   1.03%(9)

   (22.55)%           $ 68,227            0.71%                       0.42%                      20%                   0.71%
     6.88%              83,835            0.70%                       0.59%                      19%                   0.70%
     6.30%              71,307            0.91%                       0.76%                      33%                   0.91%
    40.37%              20,429            1.27%                      (0.02)%                     36%                   1.28%
     9.40%               2,313            1.50%(9)                    0.03%(9)                   28%                   2.76%(9)

   (22.67)%              2,313            0.96%                       0.17%                      20%                   0.96%
     7.60%                  58            0.95%(9)                    0.34%(9)                   19%                   0.95%(9)

   (10.35)%           $ 63,119            0.84%                       0.32%                      28%                   0.84%
    11.99%              71,988            0.82%                       0.21%                      30%                   0.82%
    17.40%              56,717            1.04%(9)                    0.14%(9)                   13%                   1.04%(9)

   (10.54)%              1,962            1.09%                       0.07%                      28%                   1.09%
     6.38%                 668            1.07%(9)                   (0.04)%(9)                  30%                   1.07%(9)

                       See Notes to Financial Statements.

FINANCIAL Highlights

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    INCOME FROM INVESTMENT OPERATIONS
                               -----------------------------------------------------------------------
                                                                      NET REALIZED
                               NET ASSET VALUE,                      AND UNREALIZED        TOTAL FROM
                                 BEGINNING OF      NET INVESTMENT    GAIN/(LOSS) ON        INVESTMENT
                                   PERIOD           INCOME/(LOSS)      INVESTMENTS         OPERATIONS
                               ----------------    --------------    ----------------      -----------
GROWTH FUND

CLASS 1
12/31/02                          $13.51           $(0.01)(6)            $(4.18)            $(4.19)
12/31/01                           22.99             0.02(6)              (6.24)             (6.22)
12/31/00                           38.54            (0.03)(6)             (6.61)             (6.64)
12/31/99                           22.36            (0.19)                19.89              19.70
12/31/98                           15.41            (0.09)                 8.81               8.72

CLASS 2
12/31/02                           13.51            (0.03)(6)             (4.18)             (4.21)
12/31/01(4)                        12.81            (0.00)(6)(7)           0.70(8)            0.70

SMALL CAP STOCK FUND

CLASS 1
12/31/02                          $11.37           $(0.02)(6)            $(5.27)            $(5.29)
12/31/01                           16.03            (0.06)(6)             (1.69)             (1.75)
12/31/00                           19.13            (0.10)                (1.65)             (1.75)
12/31/99                           14.59            (0.10)(6)              8.07               7.97
12/31/98                           15.63            (0.07)                 1.21               1.14

CLASS 2
12/31/02                           11.36            (0.03)(6)             (5.27)             (5.30)
12/31/01(4)                        14.41            (0.05)(6)             (0.09)             (0.14)

INTERNATIONAL GROWTH FUND

CLASS 1
12/31/02                          $10.21           $ 0.04(6)             $(1.63)            $(1.59)
12/31/01                           13.65             0.04                 (2.39)             (2.35)
12/31/00                           17.63             0.02(6)              (3.42)             (3.40)
12/31/99                           11.61             0.12                  5.91               6.03
12/31/98                           12.26             0.07(6)               0.64               0.71

CLASS 2
12/31/02                           10.21             0.02(6)              (1.63)             (1.61)
12/31/01(4)                         9.78             0.00(7)               0.43(8)            0.43

SHORT TERM INCOME FUND

CLASS 1
12/31/02                          $ 2.60           $ 0.14(6)             $ 0.02             $ 0.16
12/31/01                            2.44             0.15(6)               0.05               0.20
12/31/00                            2.39             0.14                  0.05               0.19
12/31/99                            2.44             0.12                 (0.05)              0.07
12/31/98                            2.43             0.12                  0.01               0.13

CLASS 2
12/31/02                            2.60             0.13(6)               0.02               0.15
12/31/01(4)                         2.60             0.02(6)              (0.02)(8)           0.00(7)

                                                      LESS DISTRIBUTIONS
                          -----------------------------------------------------------------------
                                            DISTRIBUTIONS
                          DIVIDENDS FROM       FROM
                          NET INVESTMENT     NET REALIZED          TOTAL         NET ASSET VALUE,
                             INCOME         CAPITAL GAINS      DISTRIBUTIONS      END OF PERIOD
                          ---------------   -------------    ---------------     ----------------
GROWTH FUND

CLASS 1
12/31/02                    $   --             $   --            $   --            $ 9.32
12/31/01                     (0.37)             (2.89)            (3.26)            13.51
12/31/00                     (0.02)             (8.89)            (8.91)            22.99
12/31/99                        --              (3.52)            (3.52)            38.54
12/31/98                     (0.07)             (1.70)            (1.77)            22.36

CLASS 2
12/31/02                        --                 --                --              9.30
12/31/01(4)                     --                 --                --             13.51

SMALL CAP STOCK FUND

CLASS 1
12/31/02                    $   --             $(0.59)           $(0.59)           $ 5.49
12/31/01                        --              (2.91)            (2.91)            11.37
12/31/00                        --              (1.35)            (1.35)            16.03
12/31/99                        --              (3.43)            (3.43)            19.13
12/31/98                        --              (2.18)            (2.18)            14.59

CLASS 2
12/31/02                        --              (0.59)            (0.59)             5.47
12/31/01(4)                     --              (2.91)            (2.91)            11.36

INTERNATIONAL GROWTH FUND

CLASS 1
12/31/02                    $(0.11)            $   --            $(0.11)           $ 8.51
12/31/01                     (0.09)             (1.00)            (1.09)            10.21
12/31/00                     (0.43)             (0.15)            (0.58)            13.65
12/31/99                     (0.01)                --             (0.01)            17.63
12/31/98                     (0.72)             (0.64)            (1.36)            11.61

CLASS 2
12/31/02                     (0.11)                --             (0.11)             8.49
12/31/01(4)                     --                 --                --             10.21

SHORT TERM INCOME FUND

CLASS 1
12/31/02                    $(0.11)            $   --            $(0.11)           $ 2.65
12/31/01                     (0.04)                --             (0.04)             2.60
12/31/00                     (0.14)                --             (0.14)             2.44
12/31/99                     (0.12)                --             (0.12)             2.39
12/31/98                     (0.12)                --             (0.12)             2.44

CLASS 2
12/31/02                     (0.11)                --             (0.11)             2.64
12/31/01(4)                     --                 --                --              2.60

                       See Notes to Financial Statements.


                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  ------------------------------------------------------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                              EXPENSES TO AVERAGE
                                                                                                               NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
                                                                                                             REIMBURSED AND/OR FEES
                    NET ASSETS,          RATIO OF                  RATIO OF NET                                REDUCED BY CREDITS
                  END OF PERIOD      OPERATING EXPENSES     INVESTMENT INCOME/(LOSS) TO       PORTFOLIO           ALLOWED BY THE
TOTAL RETURN(1)      (IN 000'S)     TO AVERAGE NET ASSETS       AVERAGE NET ASSETS          TURNOVER RATE           CUSTODIAN(2)
--------------    --------------   ---------------------   ----------------------------   ----------------   -----------------------
(31.01)%(10)        $135,422                 1.00%                 (0.05)%                       171%                1.00%
(29.05)%             167,483                 0.94%                  0.11%                         92%                0.94%
(22.04)%             306,551                 1.10%                 (0.10)%                        83%                1.11%
 97.09%              369,952                 1.15%                 (0.78)%                       129%                1.15%
 59.04%              162,967                 1.16%                 (0.55)%                       112%                1.17%

(31.16)%(10)             622                 1.25%                 (0.30)%                       171%                1.25%
  5.46%                   31                 1.19%(9)              (0.14)%(9)                     92%                1.19%(9)

(47.15)%            $ 39,476                 1.00%                 (0.31)%                        29%                1.00%
(12.73)%              73,367                 0.95%                 (0.44)%                        46%                0.95%
(10.58)%              82,288                 1.11%                 (0.61)%                        49%                1.11%
 71.09%               53,616                 1.19%                 (0.75)%                        52%                1.19%
  8.09%               44,380                 1.19%                 (0.48)%                       108%                1.20%

(47.28)%               1,068                 1.25%                 (0.56)%                        29%                1.25%
 (3.00)%                 440                 1.20%(9)              (0.69)%(9)                     46%                1.20%(9)

(15.71)%            $ 50,625                 1.26%                  0.49%                         30%                1.26%
(17.78)%              49,178                 1.19%                  0.33%                         34%                1.19%
(19.84)%              67,227                 1.31%                  0.11%                         40%                1.31%
 51.96%               86,632                 1.39%                  0.87%                        161%                1.40%
  5.20%               60,360                 1.36%                  0.61%                        118%                1.48%

(15.91)%                  93                 1.51%                  0.24%                         30%                1.51%
  4.40%                    0(11)             1.40%(9)               0.12%(9)                      34%                1.40%(9)

  6.26%             $ 41,592                 0.62%                  5.42%                         41%                0.62%
  8.15%               50,343                 0.60%                  5.77%                         44%                0.60%
  8.23%               43,479                 0.80%                  5.66%                         17%                0.81%
  2.89%               53,144                 0.80%                  5.26%                         42%                0.81%
  5.28%               37,399                 0.85%                  5.45%                         27%                0.89%

  5.86%                1,188                 0.87%                  5.17%                         41%                0.87%
  0.00%                   20                 0.85%(9)               5.52%(9)                      44%                0.85%(9)

                       See Notes to Financial Statements.

FINANCIAL highlights

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             INCOME FROM INVESTMENT OPERATIONS
                                    --------------------------------------------------------
                                                          NET REALIZED
                  NET ASSET VALUE,                       AND UNREALIZED          TOTAL FROM      DIVIDENDS FROM
                   BEGINNING OF      NET INVESTMENT      GAIN/(LOSS) ON          INVESTMENT      NET INVESTMENT     NET ASSET VALUE,
                      PERIOD             INCOME           INVESTMENTS            OPERATIONS          INCOME          END OF PERIOD
                 ----------------   ----------------    -----------------       ------------     --------------     ----------------
U.S. GOVERNMENT SECURITIES FUND

CLASS 1
12/31/02             $10.55            $ 0.59(6)            $ 0.33                  $ 0.92         $  (0.42)              $11.05
12/31/01               9.93              0.61(6)              0.16                    0.77            (0.15)               10.55
12/31/00               9.62              0.62(6)              0.29                    0.91            (0.60)                9.93
12/31/99              10.11              0.54                (0.49)                   0.05            (0.54)                9.62
12/31/98              10.04              0.63                 0.06                    0.69            (0.62)               10.11

CLASS 2
12/31/02              10.55              0.56(6)              0.33                    0.89            (0.42)               11.02
12/31/01(4)           10.70              0.09(6)             (0.24)(8)               (0.15)              --                10.55

INCOME FUND

CLASS 1
12/31/02             $10.31            $ 0.69(6)            $ 0.27                  $ 0.96         $  (0.48)              $10.79
12/31/01               9.70              0.67(6)              0.11                    0.78            (0.17)               10.31
12/31/00               9.35              0.65(6)              0.30                    0.95            (0.60)                9.70
12/31/99              10.24              0.67                (0.89)                  (0.22)           (0.67)                9.35
12/31/98              10.19              0.70                 0.04                    0.74            (0.69)               10.24

CLASS 2
12/31/02              10.31              0.65(6)              0.29                    0.94            (0.48)               10.77
12/31/01(4)           10.45              0.10(6)             (0.24)(8)               (0.14)              --                10.31

MONEY MARKET FUND

CLASS 1
12/31/02             $ 1.00            $0.014(6)           $    --                 $ 0.014         $ (0.014)              $ 1.00
12/31/01               1.00             0.036               (0.000)(12)              0.036           (0.036)                1.00
12/31/00               1.00             0.056                   --                   0.056           (0.056)                1.00
12/31/99               1.00             0.045               (0.000)(12)              0.045           (0.045)                1.00
12/31/98               1.00             0.049               (0.000)(12)              0.049           (0.049)                1.00

CLASS 2

12/31/02               1.00             0.011(6)                --                   0.011           (0.011)                1.00
12/31/01(4)            1.00             0.002               (0.000)(12)              0.002           (0.002)                1.00

                       See Notes to Financial Statements.


                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  ---------------------------------------------------------------------
                    NET ASSETS,          RATIO OF                 RATIO OF NET
                  END OF PERIOD      OPERATING EXPENSES     INVESTMENT INCOME/(LOSS) TO
TOTAL RETURN(1)      (IN 000'S)     TO AVERAGE NET ASSETS      AVERAGE NET ASSETS
--------------    --------------   ---------------------   ----------------------------
    8.87%           $173,770              0.56%                    5.45%
    7.79%            136,904              0.56%                    5.89%
    9.73%            108,848              0.76%                    6.35%
    0.51%             80,015              0.83%                    6.02%
    7.03%             41,914              0.89%                    5.85%

    8.57%             12,264              0.81%                    5.20%
   (1.40)%               753              0.81%(9)                 5.64%(9)

    9.61%           $179,844              0.56%                    6.64%
    8.08%            154,826              0.55%                    6.69%
   10.45%            127,505              0.74%                    6.81%
   (2.16)%            55,556              0.85%                    6.84%
    7.45%             49,654              0.96%                    6.69%

    9.40%              8,186              0.81%                    6.39%
   (1.34)%               362              0.80%(9)                 6.44%(9)

    1.39%           $ 33,766              0.57%                    1.32%
    3.68%             28,563              0.62%                    3.41%
    5.79%             18,265              0.76%                    5.57%
    4.56%             31,105              0.71%                    4.47%
    5.01%             31,862              0.65%                    4.90%

    1.13%              4,679              0.82%                    1.07%
    0.22%                189              0.87%(9)                 3.16%(9)


                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  ---------------------------------------------------------------
                                         RATIO OF OPERATING
                                        EXPENSES TO AVERAGE       RATIO OF
                                        NET ASSETS WITHOUT        OPERATING
                                       FEE WAIVERS, EXPENSES       EXPENSES
                                      REIMBURSED AND/OR FEES     TO AVERAGE
                                        REDUCED BY CREDITS        NET ASSETS
                      PORTFOLIO          ALLOWED BY THE        INCLUDING INTEREST
TOTAL RETURN(1)     TURNOVER RATE          CUSTODIAN             EXPENSE(2)
--------------    ----------------   -----------------------   ------------------
    8.87%               41%                 0.56%                   0.56%
    7.79%               31%                 0.56%                   0.56%
    9.73%               10%                 0.76%                   0.76%
    0.51%               15%                 0.83%                   0.83%
    7.03%               22%                 1.03%                   1.02%

    8.57%               41%                 0.81%                   0.81%
   (1.40)%              31%                 0.81%(9)                0.81%(9)

    9.61%               21%                 0.56%                   0.56%
    8.08%               33%                 0.55%                   0.55%
   10.45%                2%                 0.75%                   0.74%
   (2.16)%              12%                 0.85%                   0.85%
    7.45%                4%                 0.96%                   0.96%

    9.40%               21%                 0.81%                   0.81%
   (1.34)%              33%                 0.80%(9)                0.80%(9)

    1.39%               --                  0.57%                   0.57%
    3.68%               --                  0.62%                   0.62%
    5.79%               --                  0.78%                   0.76%
    4.56%               --                  0.78%                   0.71%
    5.01%               --                  0.81%                   0.65%

    1.13%               --                  0.82%                   0.82%
    0.22%               --                  0.87%(9)                0.87%(9)

                       See Notes to Financial Statements.

FINANCIAL highlights

NOTES TO FINANCIAL HIGHLIGHTS

(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3) The Equity Income Fund and the West Coast Equity Fund commenced operations on April 28, 1998.

(4) All Funds commenced selling Class 2 shares on November 6, 2001, with the exception of the Equity Income, Mid Cap Stock and Small Cap Stock Funds which commenced selling Class 2 shares on May 1, 2001.

(5)      The Mid Cap Stock Fund commenced operations on May 1, 2000.

(6)      Per share numbers have been calculated using the average shares method.

(7)      Amount represents less than $0.01 per share.

(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(9)      Annualized.

(10) In 2002, 0.60% and 0.59% of Growth Fund's total return for Class 1 and Class 2, respectively, consisted of voluntary reimbursements by a related party. Excluding the reimbursements, the total return would have been (31.61)% and (31.75)% for Class 1 and Class 2, respectively (note 8).

(11)     Amount represents less than $1,000.

(12)     Amount represents less than $0.001 per share.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

EQUITY INCOME FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS - 72.1%

    CONSUMER DISCRETIONARY - 8.9%

      AUTOMOBILES & COMPONENTS - 2.3%
     20,500      General Motors Corporation** .........................     $      755,630
     36,000      Magna International Inc., Class A ....................          2,021,400
                                                                            --------------
                                                                                 2,777,030
                                                                            --------------
      CONSUMER DURABLES & APPAREL - 2.1%
     67,100      Mattel, Inc.  ........................................          1,284,965
     26,000      Nike Inc., Class B** .................................          1,156,220
                                                                            --------------
                                                                                 2,441,185
                                                                            --------------
      HOTELS, RESTAURANTS & LEISURE - 1.2%
     55,000      Carnival Corporation .................................          1,372,250
                                                                            --------------
      RETAILING - 3.3%
     48,500      J.C. Penney Company, Inc.
                   (Holding Company)  .................................          1,115,985
     47,000      May Department Stores Company ........................          1,080,060
     79,000      Wal-Mart de Mexico SA de CV, ADR .....................          1,763,675
                                                                            --------------
                                                                                 3,959,720
                                                                            --------------
                 Total Consumer Discretionary .........................         10,550,185
                                                                            --------------
    CONSUMER STAPLES - 4.3%

      FOOD & DRUG RETAILING - 1.3%
     96,000      Supervalu Inc.  ......................................          1,584,960
                                                                            --------------
      FOOD, BEVERAGE & TOBACCO - 2.1%
     48,500      ConAgra Foods Inc. ...................................          1,212,985
     18,000      Hershey Foods Corporation ............................          1,213,920
                                                                            --------------
                                                                                 2,426,905
                                                                            --------------
      HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
     12,900      Procter & Gamble Company .............................          1,108,626
                                                                            --------------
                 Total Consumer Staples ...............................          5,120,491
                                                                            --------------
    ENERGY - 5.2%
     23,300      BPPLC, Sponsored ADR .................................            947,145
     16,742      ChevronTexaco Corporation ............................          1,113,008
     22,380      ConocoPhillips .......................................          1,082,969
     25,500      Royal Dutch Petroleum Company (F) ....................          1,122,510
     21,500      Schlumberger Ltd. ....................................            904,935
     16,400      Unocal Corporation ...................................            501,512
     13,897      Valero Energy Corporation ............................            513,355
                                                                            --------------
                 Total Energy .........................................          6,185,434
                                                                            --------------
    FINANCIALS - 18.0%

      BANKS - 4.9%
     25,000      Bank of America Corporation ..........................          1,739,250
     37,500      FleetBoston Financial Corporation ....................            911,250
     25,400      PNC Financial Services Group .........................          1,064,260
     39,700      U.S. Bancorp .........................................            842,434
     28,000      Wells Fargo & Company ................................          1,312,360
                                                                            --------------
                                                                                 5,869,554
                                                                            --------------
      DIVERSIFIED FINANCIALS - 7.6%
     64,500      Citigroup Inc.   .....................................          2,269,755
     31,000      Fannie Mae ...........................................          1,994,230
     31,000      Franklin Resources, Inc. .............................          1,056,480
     61,000      J.P. Morgan Chase & Company ..........................          1,464,000
     33,500      Morgan Stanley Dean Witter & Company .................          1,337,320
     34,600      T. Rowe Price Group Inc.** ...........................            943,888
                                                                            --------------
                                                                                 9,065,673
                                                                            --------------
      INSURANCE - 5.5%
     73,000      ACE Ltd. .............................................          2,141,820
     38,500      AFLAC Inc. ...........................................          1,159,620
     23,000      Allstate Corporation .................................            850,770
     30,000      XL Capital Ltd., Class A .............................          2,317,500
                                                                            --------------
                                                                                 6,469,710
                                                                            --------------
                 Total Financials .....................................         21,404,937
                                                                            --------------
    HEALTH CARE - 8.3%

       HEALTH CARE EQUIPMENT & SERVICES - 1.1%
     43,500      Becton Dickinson & Company ...........................          1,335,015
                                                                            --------------

      PHARMACEUTICALS & BIOTECHNOLOGY - 7.2%
     38,400      Abbott Laboratories ..................................          1,536,000
     67,000      Bristol-Myers Squibb Company .........................          1,551,050
     15,000      Johnson & Johnson ....................................            805,650
     30,500      Merck & Company Inc. .................................          1,726,605
     48,000      Mylan Laboratories Inc. ..............................          1,675,200
     57,200      Schering-Plough Corporation ..........................          1,269,840
                                                                            --------------
                                                                                 8,564,345
                                                                            --------------
                 Total Health Care ....................................          9,899,360
                                                                            --------------
    INDUSTRIALS - 9.3%

      CAPITAL GOODS - 9.3%
     48,500      Boeing Company .......................................          1,600,015
     19,300      Emerson Electric Company .............................            981,405
     17,000      General Dynamics Corporation .........................          1,349,290
     68,000      General Electric Company .............................          1,655,800
     45,500      Genuine Parts Company ................................          1,401,400
     60,000      Honeywell International Inc. .........................          1,440,000
    149,700      Tyco International Ltd. ..............................          2,556,876
                                                                            --------------
                 Total Industrials ....................................         10,984,786
                                                                            --------------
    INFORMATION TECHNOLOGY - 7.1%

      COMMUNICATIONS EQUIPMENT - 0.9%
    124,000      Motorola Inc. ........................................          1,072,600
                                                                            --------------
      COMPUTERS & PERIPHERALS - 1.8%
     55,300      Hewlett-Packard Company ..............................            960,008
     16,000      International Business Machines
                   Corporation ........................................          1,240,000
                                                                            --------------
                                                                                 2,200,008
                                                                            --------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
     72,000      Diebold Inc.  ........................................          2,967,840
                                                                            --------------

                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS (CONTINUED)

    INFORMATION TECHNOLOGY (CONTINUED)

      IT CONSULTING & SERVICES - 0.7%
     44,500      Electronic Data Systems Corporation ..................     $      820,135
                                                                            --------------
      SOFTWARE - 1.2%
    102,000      Computer Associates International Inc. ...............          1,377,000
                                                                            --------------
                 Total Information Technology .........................          8,437,583
                                                                            --------------
    MATERIALS - 2.0%
     29,200      Alcoa Inc. ...........................................            665,176
     25,000      Dow Chemical Company .................................            742,500
     11,700      E.I. Du Pont de Nemours & Company ....................            496,080
      9,500      PPG Industries, Inc. .................................            476,425
                                                                            --------------
                 Total Materials                                                 2,380,181
                                                                            --------------
    TELECOMMUNICATION SERVICES - 4.0%
     30,000      Alltel Corporation ...................................          1,530,000
      3,000      Metromedia Fiber Network, Inc., Class A(dagger) ......                 19
     36,800      SBC Communications Inc. ..............................            997,648
     58,000      Verizon Communications Inc. ..........................          2,247,500
                                                                            --------------
                 Total Telecommunication Services .....................          4,775,167
                                                                            --------------
    UTILITIES - 5.0%
     63,000      Duke Energy Corporation ..............................          1,231,020
    102,000      El Paso Corporation ..................................            709,920
     33,500      FPL Group, Inc. ......................................          2,014,355
     36,500      Pinnacle West Capital Corporation ....................          1,244,285
     26,600      Southern Company .....................................            755,174
                                                                            --------------
                 Total Utilities ......................................          5,954,754
                                                                            --------------
                 Total Common Stocks
                   (Cost $98,929,202) .................................         85,692,878
                                                                            --------------
REAL ESTATE INVESTMENT TRUSTS - 10.2%
     60,000      AMB Property Corporation .............................          1,641,600
     17,500      Apartment Investment & Management
                   Company, Class A ...................................            655,900
     23,400      Arden Realty Inc. ....................................            518,310
     13,600      CarrAmerica Realty Corporation .......................            340,680
     28,800      Duke-Weeks Realty Corporation ........................            732,960
     57,400      Equity Office Properties Trust .......................          1,433,852
     59,500      Equity Residential Properties Trust ..................          1,462,510
     20,000      General Growth Properties Inc. .......................          1,040,000
     21,100      Health Care Property Investors Inc. ..................            808,130
     25,500      Hospitality Properties Trust .........................            897,600
     28,500      Plum Creek Timber Company Inc., Class A ..............            672,600
     25,000      Shurgard Storage Centers Inc., Class A ...............            783,500
     33,000      Simon Property Group Inc. ............................          1,124,310
                                                                            --------------
                 Total Real Estate Investment Trusts
                   (Cost $11,962,327) .................................         12,111,952
                                                                            --------------

PRINCIPAL AMOUNT                                                                  VALUE
----------------                                                                  -----
CONVERTIBLE SECURITIES - 6.3%

    CONVERTIBLE BONDS AND NOTES - 6.3%
$   600,000      Analog Devices, Inc., Conv. Sub. Note,
                   4.750% due 10/01/2005 ..............................     $      599,250
    950,000      Cypress Semiconductor Corporation,
                   Conv. Sub. Deb.,
                   3.750% due 07/01/2005 ..............................            762,375
    700,000      LSI Logic Corporation, Conv. Sub. Note,
                   4.000% due 02/15/2005** ............................            626,500
  1,500,000      Omnicare Inc., Conv. Sub. Deb.,
                   5.000% due 12/01/2007 ..............................          1,438,125
    850,000      RadiSys Corporation, Conv. Sub. Note,
                   5.500% due 08/15/2007 ..............................            719,312
    700,000      Rational Software Corporation,
                   Conv. Sub. Note,
                   5.000% due 02/01/2007 ..............................            714,875
  1,750,000      TriQuint Semiconductor, Inc., Conv.
                   Sub. Note,
                   4.000% due 03/01/2007 ..............................          1,362,813
  1,500,000      Vitesse Semiconductor Corporation, Conv.
                   Sub. Deb.,
                   4.000% due 03/15/2005** ............................          1,260,000
                                                                            --------------
                 Total Convertible Bonds and Notes
                   (Cost $7,121,125) ..................................          7,483,250
                                                                            --------------

SHARES
------
CONVERTIBLE PREFERRED STOCK - 0.0% ***
    (Cost $57,500)

        230      Global Crossing Ltd., Conv. Pfd., (in arrears),
                   7.000% due 12/31/2049(dagger) ......................     $            2
                                                                            --------------
                 Total Convertible Securities
                   (Cost $7,178,625) ..................................          7,483,252
                                                                            --------------

PRINCIPAL
 AMOUNT
---------
FIXED INCOME SECURITIES - 5.8%

    CORPORATE BONDS AND NOTES - 3.9%
$   100,000      Aetna Inc., Company Guarantee,
                   7.125% due 08/15/2006 ..............................     $      111,514
    500,000      Aetna Inc., Sr. Note,
                   7.875% due 03/01/2011 ..............................            562,672
     45,000      Baxter International Inc., Note,
                   7.125% due 02/01/2007 ..............................             49,866
    300,000      CBS Corporation, Sr. Note,
                   7.150% due 05/20/2005 ..............................            327,974
     40,000      Cendant Corporation, Note,
                    7.750% due 12/01/2003 .............................             41,022
    500,000      Cox Enterprises, Inc., Note,
                   7.875% due 09/15/2010(two dagger) ..................            554,582
  1,000,000      Erac USA Finance Enterprise Company,
                   Note,
                   7.350% due 06/15/2008(two dagger) ..................          1,127,246
    500,000      Federated Department Stores Inc., Sr. Note,
                   6.625% due 04/01/2011** ............................            547,015
     50,000      HEALTHSOUTH Corporation, Sr. Note,
                   6.875% due 06/15/2005** ............................             43,250

                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2002

PRINCIPAL
 AMOUNT                                                                         VALUE
---------                                                                       -----
FIXED INCOME SECURITIES (CONTINUED)

    CORPORATE BONDS AND NOTES (CONTINUED)
$   100,000      Merrill Lynch & Company Inc., Note,
                   6.000% due 02/17/2009 ..............................     $      108,794
    100,000      Raytheon Company, Sr. Note,
                   6.150% due 11/01/2008 ..............................            108,015
  1,000,000      TELUS Corporation, Note,
                   8.000% due 06/01/2011 ..............................            965,000
    100,000      Texas-New Mexico Power Company,
                   Sr. Note,
                   6.250% due 01/15/2009 ..............................             95,354
                                                                            --------------
                 Total Corporate Bonds and Notes
                   (Cost $4,389,419) ..................................          4,642,304
                                                                            --------------
    U.S. TREASURY OBLIGATIONS - 1.3%

      U.S. TREASURY NOTES - 0.9%
    300,000      5.625% due 05/15/2008** ..............................            340,453
    380,000      6.500% due 05/15/2005** ..............................            421,934
    225,000      6.500% due 10/15/2006** ..............................            258,504
                                                                            --------------
                                                                                 1,020,891
                                                                            --------------
      U.S. TREASURY BOND - 0.4%
    300,000      9.000% due 11/15/2018** ..............................            446,742
                                                                            --------------
                 Total U.S. Treasury Obligations
                   (Cost $1,292,035) ..................................          1,467,633
                                                                            --------------
    U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      SECURITIES - 0.5%

      FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.5%
    404,070      6.500% due 09/01/2030 ................................            421,252
    194,246      7.000% due 09/01/2030 ................................            204,293
                                                                            --------------
                 Total U.S. Government Agency
                   Mortgage-Backed Securities
                   (Cost $577,769) ....................................            625,545
                                                                            --------------
    COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.1%
      (Cost $114,927)
    114,182      Federal Home Loan Mortgage Corporation,
                   Series 1638, Class K,
                   6.500% due 03/15/2023 ..............................            116,575
                                                                            --------------
                 Total Fixed Income Securities
                   (Cost $6,374,150) ..................................          6,852,057
                                                                            --------------

SHARES
------
WARRANTS - 0.0% ***
  (Cost $3)
        250      V2 Music Holdings PLC,
                   Expires 04/15/2008(dagger),(two dagger) .....            $            3
                                                                            --------------

PRINCIPAL
 AMOUNT                                                                         VALUE
----------                                                                      -----
REPURCHASE AGREEMENT - 5.3%
  (Cost $6,286,000)
$ 6,286,000      Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $6,286,314 on 01/02/2003,
                   collateralized by $4,383,153 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $6,371,765) ...................            $    6,286,000
                                                                            --------------
TOTAL INVESTMENTS (Cost $130,730,307*) .........................   99.7%       118,426,142
OTHER ASSETS AND LIABILITIES (Net) .............................    0.3            337,820
                                                                  -----     --------------
NET ASSETS .....................................................  100.0%    $  118,763,962
                                                                  =====     ==============

-------------------------
           *  Aggregate cost for federal tax purposes is $130,988,020.

          ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $6,533,316, representing 5.5% of the total net assets of the Fund (Collateral Value $6,720,544).

         ***  Amount represents less than 0.1% of total net assets.

    (dagger)  Non-income producing security.

(two dagger)  Security exempt from registration under Rule 144Aof the Securities
              Act of 1933.

----------------------------------------------
                    GLOSSARY OF TERMS
ADR          -- American Depository Receipt
(F)          -- Foreign Shares
-----------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH & INCOME FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS - 99.2%

    CONSUMER DISCRETIONARY - 10.0%

      CONSUMER DURABLES & APPAREL - 1.3%
    148,000      Mattel, Inc. .........................................     $    2,834,200
                                                                            --------------
      HOTELS, RESTAURANTS & LEISURE - 3.1%
    258,000      Carnival Corporation .................................          6,437,100
                                                                            --------------
      MEDIA - 4.6%
     56,289      Comcast Corporation, Class A(dagger) .................          1,326,732
    124,000      Comcast Corporation, Special Class A(dagger) .........          2,801,160
    339,000      Liberty Media Corporation, Class A(dagger) ...........          3,030,660
     63,000      Viacom Inc., Class A(dagger) .........................          2,571,030
                                                                            --------------
                                                                                 9,729,582
                                                                            --------------
      RETAILING - 1.0%
     72,000      Costco Wholesale Corporation(dagger) .................          2,020,320
                                                                            --------------
                 Total Consumer Discretionary .........................         21,021,202
                                                                            --------------
    CONSUMER STAPLES - 10.2%

      FOOD & DRUG RETAILING - 2.8%
    382,500      Kroger Company(dagger) ...............................          5,909,625
                                                                            --------------
      FOOD, BEVERAGE & TOBACCO - 1.6%
     79,000      PepsiCo Inc. .........................................          3,335,380
                                                                            --------------
      HOUSEHOLD & PERSONAL PRODUCTS - 5.8%
    111,000      Avon Products Inc. ...................................          5,979,570
     78,000      Kimberly-Clark Corporation ...........................          3,702,660
     31,000      Procter & Gamble Company .............................          2,664,140
                                                                            --------------
                                                                                12,346,370
                                                                            --------------
                 Total Consumer Staples ...............................         21,591,375
                                                                            --------------
    ENERGY - 8.2%
     91,000      BP PLC, Sponsored ADR ................................          3,699,150
    104,000      Exxon Mobil Corporation ..............................          3,633,760
     95,000      Royal Dutch Petroleum Company (F) ....................          4,181,900
     57,000      Schlumberger Ltd. ....................................          2,399,130
    108,000      Unocal Corporation ...................................          3,302,640
                                                                            --------------
                 Total Energy .........................................         17,216,580
                                                                            --------------
    FINANCIALS - 24.8%

      BANKS - 11.6%
     79,000      Bank of America Corporation ..........................          5,496,030
    173,000      FleetBoston Financial Corporation ....................          4,203,900
    106,000      PNC Financial Services Group .........................          4,441,400
    121,000      Wachovia Corporation .................................          4,409,240
    126,000      Wells Fargo & Company ................................          5,905,620
                                                                            --------------
                                                                                24,456,190
                                                                            --------------
      DIVERSIFIED FINANCIALS - 8.2%
    143,000      Citigroup Inc. .......................................          5,032,170
    116,000      Freddie Mac ..........................................          6,849,800
    226,000      J.P. Morgan Chase & Company ..........................          5,424,000
                                                                            --------------
                                                                                17,305,970
                                                                            --------------
      INSURANCE - 5.0%
    167,000      Allstate Corporation .................................          6,177,330
     74,000      American International Group Inc. ....................          4,280,900
                                                                            --------------
                                                                                10,458,230
                                                                            --------------
                 Total Financials .....................................         52,220,390
                                                                            --------------
    HEALTH CARE - 17.1%

      HEALTH CARE EQUIPMENT & SERVICES - 5.1%
     34,000      Baxter International Inc. ............................            952,000
     93,000      Cardinal Health Inc. .................................          5,504,670
    141,000      Guidant Corporation(dagger) ..........................          4,349,850
                                                                            --------------
                                                                                10,806,520
                                                                            --------------
      PHARMACEUTICALS & BIOTECHNOLOGY - 12.0%
    149,000      Bristol-Myers Squibb Company .........................          3,449,350
     49,000      Johnson & Johnson ....................................          2,631,790
     64,000      Merck & Company Inc. .................................          3,623,040
    200,000      Mylan Laboratories Inc. ..............................          6,980,000
    152,000      Pfizer Inc. ..........................................          4,646,640
    174,000      Schering-Plough Corporation ..........................          3,862,800
                                                                            --------------
                                                                                25,193,620
                                                                            --------------
                 Total Health Care ....................................         36,000,140
                                                                            --------------
    INDUSTRIALS - 11.3%

      CAPITAL GOODS - 9.3%
    153,000      Boeing Company .......................................          5,047,470
    104,000      General Electric Company .............................          2,532,400
    223,000      Honeywell International Inc. .........................          5,352,000
    389,000      Tyco International Ltd. ..............................          6,644,120
                                                                            --------------
                                                                                19,575,990
                                                                            --------------
      COMMERCIAL SERVICES & SUPPLIES - 2.0%
    117,000      First Data Corporation ...............................          4,142,970
                                                                            --------------
                 Total Industrials ....................................         23,718,960
                                                                            --------------
    INFORMATION TECHNOLOGY - 9.3%

      COMMUNICATIONS EQUIPMENT - 1.6%
    385,000      Motorola Inc. ........................................          3,330,250
                                                                            --------------
      COMPUTERS & PERIPHERALS - 3.8%
    131,000      Hewlett-Packard Company ..............................          2,274,160
     74,000      International Business Machines Corporation ..........          5,735,000
                                                                            --------------
                                                                                 8,009,160
                                                                            --------------
      SOFTWARE - 3.9%
    261,000      Computer Associates International Inc. ...............          3,523,500
     92,000      Microsoft Corporation(dagger) ........................          4,756,400
                                                                            --------------
                                                                                 8,279,900
                                                                            --------------
                 Total Information Technology .........................         19,619,310
                                                                            --------------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS (CONTINUED)

      TELECOMMUNICATION SERVICES - 2.4%
     34,800      AT&T Corporation .....................................     $      908,628
    157,000      SBC Communications Inc. ..............................          4,256,270
                                                                            --------------
                 Total Telecommunication Services .....................          5,164,898
                                                                            --------------
      UTILITIES - 5.9%
    129,000      Duke Energy Corporation ..............................          2,520,660
     73,000      FPLGroup, Inc. .......................................          4,389,490
    129,000      NiSource Inc. ........................................          2,580,000
     89,000      Pinnacle West Capital Corporation ....................          3,034,009
                                                                            --------------
                 Total Utilities ......................................         12,524,159
                                                                            --------------
                 Total Common Stocks
                   (Cost $223,340,000) ................................        209,077,014
                                                                            --------------

PRINCIPAL
 AMOUNT                                                                          VALUE
-------                                                                          -----
REPURCHASE AGREEMENT - 0.7%
  (Cost $1,447,000)
$ 1,447,000      Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $1,447,072 on 01/02/2003,
                   collateralized by $1,008,976 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $1,466,743) ...................            $    1,447,000
                                                                            --------------
TOTAL INVESTMENTS (Cost $224,787,000*) .........................   99.9%       210,524,014
OTHER ASSETS AND LIABILITIES (Net) .............................    0.1            114,028
                                                                  -----     --------------
NET ASSETS .....................................................  100.0%    $  210,638,042
                                                                  =====     ==============

-------------------------
       *  Aggregate cost for federal tax purposes is $226,752,830.

(dagger)  Non-income producing security.

---------------------------------------------
                    GLOSSARY OF TERMS
ADR          -- American Depository Receipt
(F)          -- Foreign Shares
---------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

WEST COAST EQUITY FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS - 93.3%

    CONSUMER DISCRETIONARY - 19.8%

      AUTOMOBILES & COMPONENTS - 3.5%
    112,300      Monaco Coach Corporation(dagger) .....................     $    1,858,565
     15,000      Superior Industries International, Inc. ..............            620,400
                                                                            --------------
                                                                                 2,478,965
                                                                            --------------
      CONSUMER DURABLES & APPAREL - 4.3%
     15,624      Columbia Sportswear Company(dagger) ..................            694,018
      6,245      Cutter & Buck Inc.(dagger) ...........................             23,418
     18,600      KB Home ..............................................            797,010
     40,000      Mattel, Inc. .........................................            766,000
     17,225      Nike Inc., Class B ...................................            765,996
                                                                            --------------
                                                                                 3,046,442
                                                                            --------------
      HOTELS, RESTAURANTS & LEISURE - 2.0%
     35,270      Starbucks Corporation(dagger) ........................            718,803
    127,460      WestCoast Hospitality Corporation(dagger) ............            713,776
                                                                            --------------
                                                                                 1,432,579
                                                                            --------------
      MEDIA - 3.9%
     47,000      Getty Images Inc.(dagger) ............................          1,435,850
     13,300      Knight-Ridder, Inc. ..................................            841,225
     18,700      Univision Communications Inc.(dagger) ................            458,150
                                                                            --------------
                                                                                 2,735,225
                                                                            --------------
      RETAILING - 6.1%
    106,285      Building Materials Holding Corporation ...............          1,519,876
     37,420      Costco Wholesale Corporation(dagger) .................          1,050,005
    112,500      Hollywood Entertainment Corporation(dagger) ..........          1,698,750
                                                                            --------------
                                                                                 4,268,631
                                                                            --------------
                 Total Consumer Discretionary .........................         13,961,842
                                                                            --------------
    CONSUMER STAPLES - 2.2%

      FOOD & DRUG RETAILING - 2.2%
    102,990      Kroger Company(dagger) ...............................          1,591,196
                                                                            --------------
      ENERGY - 3.0%
     19,300      ChevronTexaco Corporation ............................          1,283,064
     22,800      Nabors Industries Ltd.(dagger) .......................            804,156
                                                                            --------------
                 Total Energy .........................................          2,087,220
                                                                            --------------
    FINANCIALS - 20.4%

      BANKS - 16.2%
     29,950      Bank of America Corporation ..........................          2,083,621
     38,400      Banner Corporation ...................................            724,224
     19,500      Greater Bay Bancorp ..................................            337,155
     25,600      KeyCorp ..............................................            643,584
     59,400      Pacific Northwest Bancorp ............................          1,485,000
    103,000      U.S. Bancorp .........................................          2,185,660
     85,887      Washington Federal Inc. ..............................          2,134,292
     39,300      Wells Fargo & Company ................................          1,841,991
                                                                            --------------
                                                                                11,435,527
                                                                            --------------
      DIVERSIFIED FINANCIALS - 1.1%
     75,000      Charles Schwab Corporation ...........................            813,750
                                                                            --------------
      INSURANCE - 3.1%
     17,100      RenaissanceRe Holdings Ltd. ..........................            677,160
     30,300      StanCorp Financial Group Inc. ........................          1,480,155
                                                                            --------------
                                                                                 2,157,315
                                                                            --------------
                 Total Financials .....................................         14,406,592
                                                                            --------------
    HEALTH CARE - 10.5%

      HEALTH CARE EQUIPMENT & SERVICES - 3.9%
     22,680      Health Net Inc.(dagger) ..............................            598,752
    195,100      Orasure Technologies Inc.(dagger) ....................          1,063,295
     84,225      SonoSite Inc.(dagger) ................................          1,100,821
                                                                            --------------
                                                                                 2,762,868
                                                                            --------------
      PHARMACEUTICALS & BIOTECHNOLOGY - 6.6%
     20,800      Allergan, Inc. .......................................          1,198,496
     10,107      Amgen, Inc.(dagger) ..................................            488,572
    135,455      Corixa Corporation(dagger) ...........................            865,557
     35,000      Dendreon Corporation(dagger) .........................            185,850
     48,025      EDEN Bioscience Corporation(dagger) ..................             68,676
     11,000      Genentech, Inc.(dagger) ..............................            364,760
     34,255      ICOS Corporation(dagger) .............................            801,910
     21,600      Pfizer Inc. ..........................................            660,312
                                                                            --------------
                                                                                 4,634,133
                                                                            --------------
                 Total Health Care                                               7,397,001
                                                                            --------------
    INDUSTRIALS - 14.7%

      CAPITAL GOODS - 11.5%
     57,811      Boeing Company .......................................          1,907,185
     55,800      Electro Scientific Industries Inc.(dagger) ...........          1,116,000
     96,800      Greenbrier Companies Inc.(dagger) ....................            690,184
      9,950      Northrop Grumman Corporation .........................            965,150
     53,167      PACCAR Inc. ..........................................          2,452,594
     22,300      Precision Castparts Corporation ......................            540,775
     12,800      Simpson Manufacturing Company, Inc.(dagger) ..........            421,120
                                                                            --------------
                                                                                 8,093,008
                                                                            --------------
      COMMERCIAL SERVICES & SUPPLIES - 0.7%
     32,600      Robert Half International Inc.(dagger) ...............            525,186
                                                                            --------------
      TRANSPORTATION - 2.5%
     14,660      Alaska Air Group Inc.(dagger) ........................            317,389
     44,000      Expeditors International of
                   Washington Inc. ....................................          1,436,600
                                                                            --------------
                                                                                 1,753,989
                                                                            --------------
                 Total Industrials ....................................         10,372,183
                                                                            --------------

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND

DECEMBER 31, 2002

SHARES                                                                          VALUE
------                                                                          -----
COMMON STOCKS (CONTINUED)

      INFORMATION TECHNOLOGY - 16.1%

           COMPUTERS & PERIPHERALS - 2.7%
       126,600      Advanced Digital Information
                      Corporation (dagger) ..............................   $     849,486
        27,000      Hewlett-Packard Company .............................         468,720
        93,300      InFocus Corporation(dagger) .........................         574,728
                                                                            -------------
                                                                                1,892,934
                                                                            -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
        66,090      Microvision Inc. (dagger) ...........................         351,599
        54,020      Tektronix Inc. (dagger) .............................         982,624
                                                                            -------------
                                                                                1,334,223
                                                                            -------------
      INTERNET SOFTWARE & SERVICES - 1.3%
       306,600      Primus Knowledge Solutions Inc. (dagger) ............         128,772
       129,000      WatchGuard Technologies, Inc. (dagger) ..............         823,149
                                                                            -------------
                                                                                  951,921
                                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.5%
        14,025      Applied Materials, Inc. (dagger) ....................         182,746
        21,300      Atmel Corporation (dagger) ..........................          47,499
        53,900      Credence Systems Corporation (dagger) ...............         502,887
        31,790      FEI Company (dagger) ................................         486,069
        49,430      Intel Corporation ...................................         769,625
         6,800      KLA-Tencor Corporation (dagger) .....................         240,516
        68,080      Lattice Semiconductor Corporation (dagger) ..........         597,061
        20,900      LSI Logic Corporation (dagger) ......................         120,593
         8,320      Micron Technology Inc. (dagger) .....................          81,037
       118,700      Pixelworks Inc. (dagger) ............................         688,460
        32,300      TriQuint Semiconductor Inc. (dagger) ................         136,952
                                                                            -------------
                                                                                3,853,445
                                                                            -------------
      SOFTWARE - 4.7%
        12,500      Adobe Systems Inc.  .................................         310,012
       129,400      BSQUARE Corporation (dagger) ........................         163,173
        38,365      Microsoft Corporation (dagger) ......................       1,983,471
       271,850      ONYX Software Corporation (dagger) ..................         421,368
        35,490      RadiSys Corporation (dagger) ........................         283,210
        19,300      Siebel Systems, Inc. (dagger) .......................         144,364
                                                                            -------------
                                                                                3,305,598
                                                                            -------------
                    Total Information Technology ........................      11,338,121
                                                                            -------------
      MATERIALS - 6.5%
       187,800      Louisiana-Pacific Corporation (dagger) ..............       1,513,668
       154,000      Oregon Steel Mills Inc. (dagger) ....................         619,080
        58,110      Schnitzer Steel Industries Inc., Class A ............       1,214,499
        24,635      Weyerhaeuser Company ................................       1,212,288
                                                                            -------------
             Total Materials ............................................       4,559,535
                                                                            -------------
     TELECOMMUNICATION SERVICES - 0.1%
        14,200      AT&T Wireless Services Inc.(dagger) ..................         80,230
                                                                            -------------
                    Total Common Stocks
                      (Cost $75,648,138) ................................      65,793,920
                                                                            -------------
  REAL ESTATE INVESTMENT TRUSTS - 3.0%
        55,400      Plum Creek Timber Company Inc.,
                       Class A ..........................................       1,307,440
        26,000      Shurgard Storage Centers Inc., Class A ..............         814,840
                                                                            -------------
                    Total Real Estate Investment Trusts
                       (Cost $2,195,400) ................................       2,122,280
                                                                            -------------

PRINCIPAL
 AMOUNT
-------
REPURCHASE AGREEMENT - 4.0%
      (Cost $2,842,000)
$    2,842,000 Agreement with Credit Suisse First
                Boston Corporation, 0.900% dated
                12/31/2002, to be repurchased at
                $2,842,142 on 01/02/2003,
                collateralized by $1,981,693 U.S.
                Treasury Bonds, having various
                interest rates and maturities
                (Market Value $2,880,776) .......................           $   2,842,000
                                                                            -------------
TOTAL INVESTMENTS (Cost $80,685,538*)............................  100.3%      70,758,200
OTHER ASSETS AND LIABILITIES (Net). .............................   (0.3)        (217,851)
                                                                   -----    -------------
NET ASSETS ......................................................  100.0%   $  70,540,349
                                                                   =====    =============

---------------------------------
      *   Aggregate cost for federal tax purposes is $80,982,208.

(dagger)  Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

MID CAP STOCK FUND

DECEMBER 31, 2002

     SHARES                                                                           VALUE
     ------                                                                           -----
COMMON STOCKS - 91.1%

    CONSUMER DISCRETIONARY - 15.1%

      CONSUMER DURABLES & APPAREL - 7.5%
        38,500      Jones Apparel Group Inc. (dagger) ...................         $   1,364,440
        97,000      Mattel, Inc. ........................................             1,857,550
        37,000      Nike Inc., Class B ..................................             1,645,390
                                                                                  -------------
                                                                                      4,867,380
                                                                                  -------------
      HOTELS, RESTAURANTS & LEISURE - 4.1%
        44,000      Papa John's International, Inc. (dagger) ............             1,226,720
        60,000      Yum! Brands, Inc. (dagger) ..........................             1,453,200
                                                                                  -------------
                                                                                      2,679,920
                                                                                  -------------
      RETAILING - 3.5%
        45,000      J.C. Penney Company, Inc.
                       (Holding Company)**  .............................             1,035,450
        51,000      Tiffany & Company ...................................             1,219,410
                                                                                  -------------
                                                                                      2,254,860
                                                                                  -------------
                    Total Consumer Discretionary ........................             9,802,160
                                                                                  -------------
     CONSUMER STAPLES - 6.8%

       FOOD, BEVERAGE & TOBACCO - 3.2%
        36,100      Dean Foods Company (dagger) .........................             1,339,310
        11,000      Hershey Foods Corporation ...........................               741,840
                                                                                  -------------
                                                                                      2,081,150
                                                                                  -------------
      HOUSEHOLD & PERSONAL PRODUCTS - 3.6%
        23,000      Avon Products Inc. ..................................             1,239,010
        41,300      Estee Lauder Companies Inc., Class A ................             1,090,320
                                                                                  -------------
                                                                                      2,329,330
                                                                                  -------------
                    Total Consumer Staples ..............................             4,410,480
                                                                                  -------------
      ENERGY - 7.3%
        42,500      Baker Hughes Inc. ...................................             1,368,075
        14,500      ConocoPhillips ......................................               701,655
        88,000      Ocean Energy Inc. ...................................             1,757,360
        30,000      Unocal Corporation ..................................               917,400
                                                                                  -------------
                    Total Energy ........................................             4,744,490
                                                                                  -------------
      FINANCIALS - 17.6%

        BANKS - 7.5%
        17,000      Astoria Financial Corporation .......................               461,550
        47,775      Charter One Financial Inc. ..........................             1,372,576
        40,000      GreenPoint Financial Corporation ....................             1,807,200
        29,400      TCF Financial Corporation ...........................             1,284,486
                                                                                  -------------
                                                                                      4,925,812
                                                                                  -------------
      DIVERSIFIED FINANCIALS - 6.4%
        43,000      A.G. Edwards Inc.  ..................................             1,417,280
        21,500      Ambac Financial Group Inc. ..........................             1,209,160
        29,700      Countrywide Financial Corporation ...................             1,534,005
                                                                                  -------------
                                                                                      4,160,445
                                                                                  -------------
      INSURANCE - 3.7%
        35,100      Fidelity National Financial, Inc. ...................             1,152,333
        41,700      The PMI Group Inc. ..................................             1,252,668
                                                                                  -------------
                                                                                      2,405,001
                                                                                  -------------
                    Total Financials ................................. ..            11,491,258
                                                                                  -------------
  HEALTH CARE - 11.5%

      HEALTH CARE EQUIPMENT & SERVICES - 8.5%
        16,900      AmerisourceBergen Corporation .......................               917,839
        57,200      Covance Inc. (dagger) ...............................             1,406,548
        26,700      Express Scripts Inc., Class A (dagger) ..............             1,282,668
        37,500      Guidant Corporation (dagger) ........................             1,156,875
        61,000      HEALTHSOUTH Corporation (dagger) ....................               256,200
         7,300      WellPoint Health Networks, Inc. (dagger) ............               519,468
                                                                                  -------------
                                                                                      5,539,598
                                                                                  -------------
     PHARMACEUTICALS & BIOTECHNOLOGY - 3.0%
        56,500      Mylan Laboratories Inc. .............................             1,971,850
                                                                                  -------------
                    Total Health Care ...................................             7,511,448
                                                                                  -------------
  INDUSTRIALS - 11.0%

      CAPITAL GOODS - 6.4%
        66,000      Federal Signal Corporation ..........................             1,281,720
        28,000      Lincoln Electric Holdings, Inc. .....................               648,200
        19,000      Lockheed Martin Corporation .........................             1,097,250
        26,400      Teleflex Inc. .......................................             1,132,296
                                                                                  -------------
                                                                                      4,159,466
                                                                                  -------------
      COMMERCIAL SERVICES & SUPPLIES - 4.6%
        18,000      Convergys Corporation (dagger) ......................               272,700
        71,000      IMS Health Inc. .....................................             1,136,000
        75,000      Republic Services Inc. (dagger) .....................             1,573,500
                                                                                  -------------
                                                                                      2,982,200
                                                                                  -------------
                    Total Industrials ...................................             7,141,666
                                                                                  -------------
  INFORMATION TECHNOLOGY - 14.2%

      COMMUNICATIONS EQUIPMENT - 0.6%
        47,700      CommScope Inc. (dagger) .............................               376,830
                                                                                  -------------
      COMPUTERS & PERIPHERALS - 1.6%
        62,400      Electronics for Imaging Inc. (dagger) ...............             1,014,686
                                                                                  -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
        24,900      Arrow Electronics Inc. (dagger) .....................               318,471
        19,500      Diebold Inc. ........................................               803,790
                                                                                  -------------
                                                                                      1,122,261
                                                                                  -------------
      IT CONSULTING & SERVICES - 2.3%
        98,000      Acxiom Corporation(dagger) ..........................             1,507,240
                                                                                  -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
        64,650      Microchip Technology Inc. ...........................             1,580,693
                                                                                  -------------

                       See Notes to Financial Statements.

MID CAP STOCK FUND

DECEMBER 31, 2002

     SHARES                                                                            VALUE
     ------                                                                            -----
COMMON STOCKS (CONTINUED)

     INFORMATION TECHNOLOGY (CONTINUED)

         SOFTWARE - 5.6%
        75,000      BMC Software Inc. (dagger) ..........................         $   1,283,250
        65,000      PeopleSoft Inc. (dagger) ............................             1,189,500
        25,500      Synopsys, Inc. (dagger) .............................             1,176,825
                                                                                  -------------
                                                                                      3,649,575
                                                                                  -------------
                    Total Information Technology ........................             9,251,285
                                                                                  -------------
     TELECOMMUNICATION SERVICES - 0.8%
        19,800      United States Cellular Corporation (dagger) .........               495,396
                                                                                  -------------
        UTILITIES - 6.8%
        26,000      FPL Group, Inc. .....................................             1,563,380
        68,400      NiSource Inc. .......................................             1,368,000
        44,000      Pinnacle West Capital Corporation ...................             1,499,960
                                                                                  -------------
                    Total Utilities .....................................             4,431,340
                                                                                  -------------
                    Total Common Stocks
                      (Cost $52,492,324) ................................            59,279,523
                                                                                  -------------

PRINCIPAL
 AMOUNT                                                                               VALUE
--------                                                                              -----
REPURCHASE AGREEMENT - 8.9%
      (Cost $5,820,000)
$    5,820,000      Agreement with Credit Suisse First
                      Boston Corporation, 0.900% dated
                      12/31/2002, to be repurchased at
                      $5,820,291 on 01/02/2003,
                      collateralized by $4,058,216 U.S.
                      Treasury Bonds, having various
                      interest rates and maturities
                      (Market Value $5,899,407) ..................                $   5,820,000
                                                                                  -------------
TOTAL INVESTMENTS (Cost $58,312,324*).............................  100.0%           65,099,523
OTHER ASSETS AND LIABILITIES (Net)................................   (0.0)              (18,013)
                                                                    -----         -------------
NET ASSETS .......................................................  100.0%        $  65,081,510
                                                                    =====         =============

------------------------------
       * Aggregate cost for federal tax purposes is $58,880,066.

      ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $1,035,450, representing 1.6% of the total net assets of the Fund (Collateral Value $1,080,000).

(dagger) Non-income producing security.

                        See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH FUND

DECEMBER 31, 2002

    SHARES                                                                            VALUE
    ------                                                                            -----
COMMON STOCKS - 95.3%

    CONSUMER DISCRETIONARY - 25.5%

         AUTOMOBILES & COMPONENTS - 0.4%
        11,500      Harley-Davidson, Inc. ...............................         $     531,300
           900      Winnebago Industries, Inc. ..........................                35,307
                                                                                  -------------
                                                                                        566,607
                                                                                  -------------
         CONSUMER DURABLES & APPAREL - 1.1%
         1,700      Centex Corporation ..................................                85,340
        10,800      Ethan Allen Interiors Inc. ..........................               371,196
         2,700      Fortune Brands, Inc. ................................               125,577
        21,000      Mattel, Inc. ........................................               402,150
         4,400      Newell Rubbermaid Inc. ..............................               133,452
         5,400      Nike Inc., Class B**.................................               240,138
         3,670      Stanley Works .......................................               126,908
                                                                                  -------------
                                                                                      1,484,761
                                                                                  -------------
         HOTELS, RESTAURANTS & LEISURE - 3.1%
        20,100      Brinker International, Inc. (dagger)**...............               648,225
        61,000      Carnival Corporation ................................             1,521,950
         3,760      Darden Restaurants, Inc. ............................                76,892
         7,500      Mandalay Resort Group (dagger) ......................               229,575
        61,100      Royal Caribbean Cruises Ltd. ........................             1,020,370
         5,700      Starwood Hotels & Resorts Worldwide Inc. ............               135,318
         5,475      Wendy's International, Inc. .........................               148,208
        15,675      Yum! Brands, Inc. (dagger) ..........................               379,649
                                                                                  -------------
                                                                                      4,160,187
                                                                                  -------------
         MEDIA - 15.4%
       183,387      AOL Time Warner Inc. (dagger) .......................             2,402,370
        66,423      Cablevision Systems Corporation-
                           New York Group, Class A (dagger) .............             1,111,921
        46,850      Clear Channel Communications, Inc. (dagger) .........             1,747,036
       135,575      Comcast Corporation, Special Class A (dagger) .......             3,062,639
        11,760      Cox Communications Inc., Class A (dagger)** .........               333,984
         7,875      EchoStar Communications Corporation,
                          Class A (dagger) ..............................               175,298
        19,850      Fox Entertainment Group, Inc., Class A (dagger) .....               514,711
         4,000      Gannett Company, Inc. ...............................               287,200
         2,500      Gray Television, Inc. ...............................                24,375
        14,200      Hispanic Broadcasting Corporation (dagger) ..........               291,810
       216,128      Liberty Media Corporation, Class A (dagger) .........             1,932,184
        23,900      McGraw-Hill Companies, Inc. .........................             1,444,516
        12,900      New York Times Company, Class A .....................               589,917
        38,700      News Corporation Ltd., Sponsored ADR ................             1,015,875
        16,900      Omnicom Group Inc. ..................................             1,091,740
        19,490      TMP Worldwide Inc. (dagger) .........................               220,432
        12,400      Univision Communications Inc.(dagger) ...............               303,800
        23,220      USA Interactive (dagger) ............................               532,202
        93,825      Viacom Inc., Class B (dagger) .......................             3,824,307
                                                                                  -------------
                                                                                     20,906,317
                                                                                  -------------

         RETAILING - 5.5%
        18,750      Amazon.com Inc. (dagger) ............................               354,187
         5,800      Autonation, Inc. (dagger) ...........................                72,848
         8,650      Bed Bath & Beyond Inc. (dagger) .....................               298,685
        23,900      Best Buy Company, Inc. (dagger) .....................               577,185
        14,700      Costco Wholesale Corporation (dagger) ...............               412,482
        12,080      Dollar Tree Stores, Inc. (dagger) ...................               296,806
         3,100      eBay Inc. (dagger) ..................................               210,242
        37,200      Gap, Inc. ...........................................               577,344
        11,100      Gymboree Corporation (dagger) .......................               176,046
        20,300      Kohl's Corporation (dagger) .........................             1,135,785
         7,800      Limited, Inc. .......................................               108,654
         8,200      Lowe's Companies, Inc. ..............................               307,500
         6,600      Pier 1 Imports, Inc. ................................               124,938
        21,350      Staples, Inc. (dagger) ..............................               390,705
        29,900      Target Corporation. .................................               897,000
         8,900      Tiffany & Company ...................................               212,799
        16,120      TJX Companies, Inc. .................................               314,662
         5,800      Valuevision Media Inc., Class A (dagger) ............                86,884
        15,700      Wal-Mart Stores Inc. ................................               793,007
         5,800      Walgreen Company ....................................               169,302
                                                                                  -------------
                                                                                      7,517,061
                                                                                  -------------
                    Total Consumer Discretionary ........................            34,634,933

      CONSUMER STAPLES - 6.2%

         FOOD & DRUG RETAILING - 0.6%
         5,600      Kroger Company (dagger) .............................                86,520
        16,700      Safeway, Inc. (dagger) ..............................               390,112
        10,000      Sysco Corporation ...................................               297,900
                                                                                  -------------
                                                                                        774,532
                                                                                  -------------
         FOOD, BEVERAGE & TOBACCO - 4.5%
        45,350      Anheuser-Busch Companies, Inc. ......................             2,194,940
        16,300      Dean Foods Company (dagger) .........................               604,730
        16,500      General Mills, Inc. .................................               774,675
         4,700      Kraft Foods Inc., Class A ...........................               182,971
         8,100      Pepsi Bottling Group, Inc. ..........................               208,170
        42,950      PepsiCo Inc. ........................................             1,813,349
         6,700      Philip Morris Companies Inc. ........................               271,551
         2,350      Wm. Wrigley Jr. Company .............................               128,968
                                                                                  -------------
                                                                                      6,179,354
                                                                                  -------------
         HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
         4,850      Alberto-Culver Company, Class B .....................               244,440
         7,770      Avon Products Inc. ..................................               418,570
         6,500      Estee Lauder Companies Inc., Class A** ..............               171,600
         8,700      Gillette Company ....................................               264,132
         4,500      Procter & Gamble Company ............................               386,730
                                                                                  -------------
                                                                                      1,485,472
                                                                                  -------------
                    Total Consumer Staples ..............................             8,439,358
                                                                                  -------------

                       See Notes to Financial Statements.

GROWTH FUND

DECEMBER 31, 2002

      SHARES                                                                          VALUE
      ------                                                                          -----
COMMON STOCKS (CONTINUED)

         ENERGY - 6.6%
        12,700      Amerada Hess Corporation ............................         $     699,135
         6,910      Anadarko Petroleum Corporation ......................               330,989
        30,500      BJ Services Company (dagger) ........................               985,455
         5,700      BPPLC, Sponsored ADR ................................               231,705
         1,500      ChevronTexaco Corporation ...........................                99,720
        21,600      Encana Corporation ..................................               666,959
         3,100      ENSCO International Inc.** ..........................                91,295
        48,900      Exxon Mobil Corporation .............................             1,708,566
        12,200      Halliburton Company .................................               228,262
        13,087      Kinder Morgan Management, LLC (dagger) ..............               413,418
         9,690      Murphy Oil Corporation ..............................               415,216
         4,850      Nabors Industries Ltd. (dagger) .....................               171,060
        13,450      Noble Drilling Corporation (dagger) .................               472,768
         2,920      Patterson-UTI Energy, Inc. (dagger)** ...............                88,096
        12,700      Rowan Companies, Inc. ...............................               288,290
        13,795      Smith International Inc. (dagger) ...................               449,993
        21,100      TotalFinaElf SA, Sponsored ADR ......................             1,508,650
         7,300      Varco International, Inc. (dagger) ..................               127,020
                                                                                  -------------
                    Total Energy ........................................             8,976,597
                                                                                  -------------
        FINANCIALS - 15.7%

         BANKS - 1.9%

        13,100      Bank of America Corporation .........................               911,367
        33,300      Bank One Corporation ................................             1,217,115
         8,375      Fifth Third Bancorp .................................               490,356
                                                                                  -------------
                                                                                      2,618,838
                                                                                  -------------
        DIVERSIFIED FINANCIALS - 9.0%
        26,100      American Express Company ............................               922,635
        47,900      Charles Schwab Corporation ..........................               519,715
        95,111      Citigroup Inc. ......................................             3,346,956
        13,600      Countrywide Financial Corporation ...................               702,440
        29,445      E*TRADE Group Inc. (dagger) .........................               143,103
        19,900      Fannie Mae ..........................................             1,280,167
        21,950      Freddie Mac .........................................             1,296,147
        18,335      Goldman Sachs Group, Inc.  ..........................             1,248,614
        20,200      J.P. Morgan Chase & Company .........................               484,800
        15,650      MBNA Corporation ....................................               297,663
        12,700      Merrill Lynch & Company Inc. ........................               481,965
        33,500      Morgan Stanley Dean Witter & Company ................             1,337,320
         1,450      SLM Corporation .....................................               150,597
                                                                                  -------------
                                                                                     12,212,122
                                                                                  -------------
         INSURANCE - 4.8%
        20,090      AFLAC Inc. ..........................................               605,111
        22,720      Allstate Corporation ................................               840,413
        31,050      American International Group Inc. ...................             1,796,242
           588      Berkshire Hathaway, Class B (dagger) ................             1,424,724
         3,500      Everest Re Group Ltd. ...............................               193,550
         4,900      Marsh & McLennan Companies, Inc. ....................               226,429
         5,850      Platinum Underwriters Holdings Ltd. (dagger) ........               154,147
         7,000      St. Paul Companies, Inc. ............................               238,350
         9,480      Willis Group Holdings Ltd. (dagger) .................               271,792
         9,540      XL Capital Ltd., Class A ............................               736,965
                                                                                  -------------
                                                                                      6,487,723
                                                                                  -------------
                    Total Financials ....................................            21,318,683
                                                                                  -------------
        HEALTH CARE - 14.6%
         HEALTH CARE EQUIPMENT & SERVICES - 5.8%
        13,750      AmerisourceBergen Corporation .......................               746,762
        17,810      Anthem, Inc. (dagger) ...............................             1,120,249
        24,700      Applera Corporation-Applied
                        Biosystems Group ................................               433,238
         3,800      Apria Healthcare Group Inc. (dagger) ................                84,512
        11,110      Cardinal Health Inc.  ...............................               657,601
        14,000      Caremark Rx, Inc. (dagger) ..........................               227,500
        17,400      Covance Inc. (dagger)  ..............................               427,866
        12,300      Guidant Corporation (dagger) ........................               379,455
         3,150      HCA- The Healthcare Company .........................               130,725
        14,100      Humana, Inc. (dagger) ...............................               141,000
        22,525      McKesson Corporation ................................               608,851
        33,915      Medtronic Inc. ......................................             1,546,524
         2,800      Quest Diagnostics Inc. (dagger) .....................               159,320
         8,300      St. Jude Medical, Inc. (dagger) .....................               329,676
         4,200      STERIS Corporation (dagger) .........................               101,850
         8,200      UnitedHealth Group Inc. .............................               684,700
         2,400      WellPoint Health Networks, Inc. (dagger) ............               170,784
                                                                                  -------------
                                                                                      7,950,613
                                                                                  -------------
         PHARMACEUTICALS & BIOTECHNOLOGY - 8.8%
        23,650      Abbott Laboratories .................................               946,000
        28,100      Amgen, Inc. (dagger) ................................             1,358,354
         3,820      Biovail Corporation (dagger) ........................               100,886
         2,220      Eli Lilly & Company .................................               140,970
         8,755      Forest Laboratories, Inc. (dagger) ..................               859,916
         8,545      Genentech, Inc. (dagger) ............................               283,352
         5,095      Genzyme Corporation-General Division (dagger) .......               150,659
         8,900      IDEC Pharmaceuticals Corporation (dagger) ...........               295,213
        14,450      Johnson & Johnson ...................................               776,110
        17,440      Medimmune, Inc.(dagger) .............................               473,845
         3,989      Novartis AG .........................................               145,546
         7,700      Novartis AG, ADR ....................................               282,821
        21,300      Perrigo Company (dagger) ............................               258,795
       119,700      Pfizer Inc. .........................................             3,659,229
        15,500      Pharmacia Corporation ...............................               647,900
        19,200      Serono SA, ADR ......................................               260,352
         9,000      Teva Pharmaceutical Industries Ltd.,
                         Sponsored ADR ..................................               347,490
        24,645      Wyeth ...............................................               921,723
                                                                                  -------------
                                                                                     11,909,161
                                                                                  -------------
                    Total Health Care ...................................            19,859,774
                                                                                  -------------

                       See Notes to Financial Statements.

GROWTH FUND

DECEMBER 31, 2002

     SHARES                                                                            VALUE
     ------                                                                            -----
COMMON STOCKS (CONTINUED)

     INDUSTRIALS - 5.9%

         CAPITAL GOODS - 3.9%
         1,400      3M Company ..........................................         $     172,620
         5,100      Boeing Company ......................................               168,249
         5,800      Dover Corporation ...................................               169,128
         3,640      General Dynamics Corporation ........................               288,907
        26,100      General Electric Company ............................               635,535
        25,600      Honeywell International Inc.  .......................               614,400
        12,000      Ingersoll-Rand Company, Class A .....................               516,720
         8,710      Lockheed Martin Corporation .........................               503,003
        10,115      Northrop Grumman Corporation** ......................               981,155
        15,355      Raytheon Company ....................................               472,166
        49,750      Tyco International Ltd. .............................               849,730
                                                                                  -------------
                                                                                      5,371,613
                                                                                  -------------
         COMMERCIAL SERVICES & SUPPLIES - 1.5%
        10,800      Automatic Data Processing, Inc.  ....................               423,900
        22,100      First Data Corporation ..............................               782,561
        34,600      Waste Management Inc. ...............................               793,032
                                                                                  -------------
                                                                                      1,999,493
                                                                                  -------------
         TRANSPORTATION - 0.5%
         8,600      Canadian National Railway Company ...................               357,416
        13,300      Canadian Pacific Railway Ltd.** .....................               262,248
                                                                                  -------------
                                                                                        619,664
                                                                                  -------------
                    Total Industrials ...................................             7,990,770
                                                                                  -------------
     INFORMATION TECHNOLOGY - 15.6%

         COMMUNICATIONS EQUIPMENT - 1.4%
        19,600      Alcatel SA, Sponsored ADR ...........................                87,024
       105,225      Cisco Systems Inc. (dagger) .........................             1,378,448
        81,500      Lucent Technologies Inc. (dagger) ...................               102,690
         8,700      QUALCOMM Inc. (dagger) ..............................               316,593
                                                                                  -------------
                                                                                      1,884,755
                                                                                  -------------
         COMPUTERS & PERIPHERALS - 1.7%
        35,510      Apple Computer, Inc. (dagger) .......................               508,858
        45,700      Dell Computer Corporation (dagger) ..................             1,222,018
        11,800      Hewlett-Packard Company .............................               204,848
         4,750      International Business Machines
                         Corporation ....................................               368,125
                                                                                  -------------
                                                                                      2,303,849
                                                                                  -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
        62,400      Flextronics International Ltd.(dagger) ..............               511,056
         5,100      Millipore Corporation (dagger) ......................               173,400
        67,100      Sanmina-SCI Corporation (dagger) ....................               301,279
         4,700      Thermo Electron Corporation (dagger) ................                94,564
        30,500      Vishay Intertechnology, Inc. (dagger) ...............               340,990
                                                                                  -------------
                                                                                      1,421,289
                                                                                  -------------
         INTERNET SOFTWARE & SERVICES - 0.6%
         7,800      Overture Services, Inc. (dagger) ....................               213,018
        10,900      WebEx Communications, Inc. (dagger)** ...............               163,500
        26,620      Yahoo! Inc. (dagger)** ..............................               435,237
                                                                                  -------------
                                                                                        811,755
                                                                                  -------------
         IT CONSULTING & SERVICES - 0.1%
         4,900      Accenture Ltd., Class A (dagger) ....................                88,151
         1,200      Affiliated Computer Services, Inc. (dagger)**........                63,180
                                                                                  -------------
                                                                                        151,331
                                                                                  -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
        10,830      Analog Devices Inc. (dagger) ........................               258,512
         3,825      Applied Materials, Inc. (dagger) ....................                49,840
        33,600      Cypress Semiconductor Corporation (dagger) ..........               192,192
        99,050      Intel Corporation ...................................             1,542,209
        16,300      International Rectifier Corporation (dagger) ........               300,898
        10,000      Intersil Corporation, Class A (dagger) ..............               139,400
         1,630      KLA-Tencor Corporation (dagger) .....................                57,653
        10,300      Microchip Technology Inc. ...........................               251,835
        42,350      Micron Technology Inc. (dagger)** ...................               412,489
        18,200      National Semiconductor Corporation(dagger) ..........               273,182
         1,825      Novellus System, Inc. (dagger) ......................                51,246
        24,900      PMC-Sierra, Inc. (dagger) ...........................               138,444
        30,400      RF Micro Devices, Inc. (dagger) .....................               222,832
         2,780      Samsung Electronics Company Ltd. ....................               735,989
         2,000      Samsung Electronics Company Ltd.,
                        GDR (two dagger) ................................               264,744
        20,600      Texas Instruments Inc. ..............................               309,206
        42,600      Vitesse Semiconductor Corporation (dagger) ..........                93,081
                                                                                  -------------
                                                                                      5,293,752
                                                                                  -------------

         SOFTWARE - 6.9%
        27,400      Cadence Design Systems, Inc. (dagger) ...............               323,046
        17,335      Computer Associates International Inc. ..............               234,023
        22,125      Electronic Arts Inc. (dagger)** .....................             1,101,161
         8,930      Intuit Inc. (dagger) ................................               418,996
       109,840      Microsoft Corporation (dagger) ......................             5,678,728
        23,200      Oracle Corporation (dagger) .........................               250,560
        18,500      PeopleSoft Inc. (dagger) ............................               338,550
         1,700      Reynolds and Reynolds Company, Class A ..............                43,299
        24,800      SAPAG, Sponsored ADR ................................               483,600
        33,653      Satyam Computer Services Ltd. .......................               195,040
        32,150      Siebel Systems, Inc. (dagger) .......................               240,482
         1,835      Synopsys, Inc. (dagger) .............................                84,685
                                                                                  -------------
                                                                                      9,392,170
                                                                                  -------------
                    Total Information Technology ........................            21,258,901
                                                                                  -------------

         MATERIALS - 1.7%
         9,500      Air Products & Chemicals, Inc. ......................               406,125
        19,700      International Flavors & Fragrances, Inc. ............               691,470
        15,000      International Paper Company .........................               524,550
        12,400      Praxair, Inc. .......................................               716,348
                                                                                  -------------
                    Total Materials .....................................             2,338,493
                                                                                  -------------

                       See Notes to Financial Statements.

GROWTH FUND

DECEMBER 31, 2002

SHARES                                                                                VALUE
------                                                                                -----
COMMON STOCKS (CONTINUED)

         TELECOMMUNICATION SERVICES - 2.9%
         7,134      Nokia Oyj ...........................................         $     113,414
       181,259      Nokia Oyj, Sponsored ADR ............................             2,809,515
        21,100      Sprint Corporation-FON Group ........................               305,528
         6,200      Sprint Corporation-PCS Group (dagger)** .............                27,156
        10,300      Telefonos de Mexico SAde CV,
                        Sponsored ADR, Class L ..........................               329,394
        18,200      Vodafone Group PLC, Sponsored ADR ...................               329,784
                                                                                  -------------
                    Total Telecommunication Services ....................             3,914,791
                                                                                  -------------
         UTILITIES - 0.6%
        28,400      Duke Energy Corporation .............................               554,936
        37,100      El Paso Corporation .................................               258,216
         2,500      Philadelphia Suburban Corporation ...................                51,500
                                                                                  -------------
                    Total Utilities .....................................               864,652
                                                                                  -------------
                    Total Common Stocks
                        (Cost $148,896,532) .............................           129,596,952
                                                                                  -------------
  REAL ESTATE INVESTMENT TRUST - 0.3%
      (Cost $463,319)
        41,200      Host Marriott Corporation (dagger) ..................               364,620
                                                                                  -------------
  INVESTMENT COMPANY SECURITY - 0.2%
      (Cost $374,284)
        13,300      Nasdaq-100 Index Tracking Stock (dagger)** ..........               324,121
                                                                                  -------------
  PREFERRED STOCK - 0.2%
      (Cost $347,660)
        15,225      News Corporation Ltd., Sponsored ADR ................               344,846
                                                                                  -------------

  PRINCIPAL
   AMOUNT
   ------
COMMERCIAL PAPER - 0.5%
    (Cost $699,976)
$    700,000      General Electric Credit Corporation,
                    1.250% due 01/02/2003 .....................                         699,976
                                                                                  -------------
REPURCHASE AGREEMENT - 4.0%
    (Cost $5,451,000)
     5,451,000    Agreement with Credit Suisse First
                    Boston Corporation, 0.900% dated
                    12/31/2002, to be repurchased at
                    $5,451,273 on 01/02/2003,
                    collateralized by $3,800,917 U.S.
                    Treasury Bonds, having various
                    interest rates and maturities
                      (Market Value $5,525,372) ...............                       5,451,000
                                                                                  -------------
TOTAL INVESTMENTS (Cost $156,232,771*) ........................  100.5%             136,781,515
OTHER ASSETS AND LIABILITIES (Net) ............................   (0.5)                (737,869)
                                                                 -----            -------------
NET ASSETS ....................................................  100.0%           $ 136,043,646
                                                                 =====            =============

----------------------
           * Aggregate cost for federal tax purposes is $159,755,788.

          ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $3,658,503, representing 2.7% of the total net assets of the Fund (Collateral Value $3,827,905).

    (dagger) Non-income producing security.

(two dagger) Security exempt from registration under Rule 144A of the
             Securities Act of 1933.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE

                                                                        NET
                                                                     UNREALIZED
EXPIRATION       LOCAL          VALUE IN       IN EXCHANGE          APPRECIATION
   DATE        CURRENCY          U.S. $        FOR U.S. $           OF CONTRACTS
----------    -------------     --------       -----------          ------------
01/03/2003    EUR       616         646           641               $          5
01/06/2003    CHF     1,120         810           803                          7
01/31/2003    EUR   100,000     104,806        99,347                      5,459
04/15/2003    EUR    50,000      52,243        51,231                      1,012
                                                                    ------------
                                                                    $      6,483
                                                                    ------------

                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                              CONTRACTS TO DELIVER

                                                                         NET
                                                                      UNREALIZED
EXPIRATION         LOCAL            VALUE IN       IN EXCHANGE      (DEPRECIATION)
   DATE           CURRENCY           U.S. $        FOR U.S. $       OF CONTRACTS
----------    ----------------      --------       -----------      -------------
01/02/2003    KRW    3,334,930         2,812          2,779         $        (33)
01/31/2003    EUR      510,000       534,509        491,943              (42,566)
02/03/2003    KRW   25,000,000        21,010         20,603                 (407)
02/25/2003    KRW  490,000,000       410,958        395,815              (15,143)
03/28/2003    CHF      325,000       235,490        224,203              (11,287)
03/28/2003    EUR      125,000       130,704        125,463               (5,241)
04/15/2003    EUR      130,000       135,831        127,484               (8,347)
                                                                    ------------
                                                                    $    (83,024)
                                                                    ------------
Net Unrealized Depreciation of Forward Foreign
              Currency Contracts ..............................     $    (76,541)
                                                                    ============

----------------------------------------------
        GLOSSARY OF TERMS
ADR      --   American Depository Receipt
CHF      --   Swiss Franc
EUR      --   Euro
GDR      --   Global Depository Receipt
KRW      --   South Korean Won
----------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SMALL CAP STOCK FUND

DECEMBER 31, 2002

     SHARES                                                                           VALUE
     ------                                                                           -----
COMMON STOCKS - 99.3%

      CONSUMER DISCRETIONARY - 16.5%

         CONSUMER DURABLES & APPAREL - 5.0%
        95,400      Cutter & Buck Inc. (dagger) .........................         $     357,750
        48,035      K2 Inc. (dagger) ....................................               451,529
        46,100      Quiksilver Inc. (dagger) ............................             1,229,026
                                                                                  -------------
                                                                                      2,038,305
                                                                                  -------------
         HOTELS, RESTAURANTS & LEISURE - 3.8%
       100,100      Intrawest Corporation ...............................             1,241,240
        50,400      WestCoast Hospitality Corporation (dagger) ..........               282,240
                                                                                  -------------
                                                                                      1,523,480
                                                                                  -------------
         MEDIA - 3.8%
        43,900      Getty Images Inc. (dagger) ..........................             1,341,145
       311,400      Sirius Satellite Radio Inc. (dagger)** ..............               199,296
                                                                                  -------------
                                                                                      1,540,441
                                                                                  -------------
         RETAILING - 3.9%
       102,700      Building Materials Holding Corporation ..............             1,468,610
         8,900      West Marine, Inc. (dagger) ..........................               121,841
                                                                                  -------------
                                                                                      1,590,451
                                                                                  -------------
                    Total Consumer Discretionary ........................             6,692,677
                                                                                  -------------
      CONSUMER STAPLES - 1.0%

         FOOD & DRUG RETAILING - 1.0%
         7,300      Whole Foods Market, Inc. (dagger) ...................               384,929
                                                                                  -------------
      ENERGY - 1.8%
        47,728      Hanover Compressor Company (dagger) .................               438,143
        19,700      Headwaters Inc. (dagger) ............................               305,547
                                                                                  -------------
                    Total Energy ........................................               743,690
                                                                                  -------------
      FINANCIALS - 3.9%

         DIVERSIFIED FINANCIALS - 3.9%
        73,808      American Capital Strategies Ltd.** ..................             1,593,515
                                                                                  -------------
      HEALTH CARE - 24.8%

         HEALTH CARE EQUIPMENT & SERVICES - 3.8%
        94,100      SonoSite Inc. (dagger) ..............................             1,229,887
        36,400      Therasense, Inc. (dagger) ...........................               303,940
                                                                                  -------------
                                                                                      1,533,827
                                                                                  -------------
      PHARMACEUTICALS & BIOTECHNOLOGY - 21.0%
        42,900      Antigenics Inc. (dagger) ............................               439,296
       174,000      Corixa Corporation (dagger) .........................             1,111,860
        20,300      CuraGen Corporation (dagger) ........................                94,395
       300,300      Dendreon Corporation (dagger) .......................             1,594,593
        80,800      DUSA Pharmaceuticals Inc. (dagger) ..................               131,704
       118,600      Emisphere Technologies Inc. (dagger)** ..............               412,728
       111,300      Incyte Genomics Inc. (dagger) .......................               507,528
        30,100      Medicis Pharmaceutical Corporation,
                        Class A  (dagger) ...............................             1,495,067
        28,800      Myriad Genetics, Inc. (dagger) ......................               420,480
        43,400      Neose Technologies Inc. (dagger) ....................               384,958
       167,500      Pain Therapeutics Inc. (dagger) .....................               400,325
       132,300      Pharmacyclics Inc. (dagger) .........................               472,311
       104,500      Zymogenetics Inc. (dagger) ..........................             1,034,550
                                                                                  -------------
                                                                                      8,499,795
                                                                                  -------------
                    Total Health Care ...................................            10,033,622
                                                                                  -------------
    INDUSTRIALS - 10.7%

         CAPITAL GOODS - 0.9%
        17,930      Electro Scientific Industries Inc. (dagger) .........               358,600
                                                                                  -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.2%
       138,800      Digimarc Corporation (dagger) .......................             1,573,992
       382,600      Edison Schools Inc. (dagger) ........................               619,812
       127,577      First Consulting Group Inc. (dagger) ................               734,843
                                                                                  -------------
                                                                                      2,928,647
                                                                                  -------------
         TRANSPORTATION -    2.6%
        32,500      Expeditors International of
                    Washington Inc. .....................................             1,061,125
                                                                                  -------------
                    Total Industrials ...................................             4,348,372
                                                                                  -------------
    INFORMATION TECHNOLOGY - 38.6% (two dagger)

         COMPUTERS & PERIPHERALS - 1.3%
        78,500      Advanced Digital Information
                        Corporation (dagger) ............................               526,735
                                                                                  -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
        52,300      Microvision Inc. (dagger)** .........................               278,236
                                                                                  -------------
         INTERNET SOFTWARE & SERVICES - 7.3%
       535,912      Click2learn Inc. (dagger) ...........................               401,934
       762,500      Corillian Corporation (dagger) ......................               693,875
       232,600      Interwoven, Inc. (dagger) ...........................               604,760
     1,066,300      Intraware Inc. (dagger) .............................             1,172,930
       218,700      Primus Knowledge Solutions Inc. (dagger) ............                91,854
                                                                                  -------------
                                                                                      2,965,353
                                                                                  -------------
         IT CONSULTING & SERVICES -   4.5%
         9,700      Cognizant Technology Solutions
                        Corporation (dagger)** ..........................               700,631
       578,200      Lionbridge Technologies, Inc. (dagger) ..............             1,128,068
                                                                                  -------------
                                                                                      1,828,699
                                                                                  -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.0%
        80,140      Credence Systems Corporation (dagger) ...............               747,706
        67,620      FEI Company (dagger) ................................             1,033,910
       182,700      Pixelworks Inc. (dagger) ............................             1,059,660
        21,200      Rudolph Technologies, Inc. (dagger) .................               406,192
                                                                                  -------------
                                                                                      3,247,468
                                                                                  -------------

                       See Notes to Financial Statements.

SMALL CAP STOCK FUND

DECEMBER 31, 2002

SHARES                                                                                VALUE
------                                                                                -----
COMMON STOCKS (CONTINUED)

      INFORMATION TECHNOLOGY (CONTINUED)

      SOFTWARE - 16.8%
       640,700   BSQUARE Corporation (dagger) ...........................         $     807,923
        84,200   Business Objects S.A., Sponsored ADR (dagger) ..........             1,263,000
        81,500   E.piphany, Inc. (dagger) ...............................               339,855
       205,300   Informatica Corporation (dagger) .......................             1,182,528
        86,148   Made2Manage Systems Inc. (dagger) ......................               304,964
        93,542   NetIQ Corporation (dagger) .............................             1,155,244
       228,200   Nuance Communications Inc. (dagger) ....................               565,936
       767,600   ONYX Software Corporation (dagger) .....................             1,189,780
                                                                                  -------------
                                                                                      6,809,230
                                                                                  -------------
                 Total Information Technology ...........................            15,655,721
                                                                                  -------------
        TELECOMMUNICATION SERVICES - 2.0%

       401,400   Gilat Satellite Networks Ltd. (dagger)** ...............               156,546
       421,100   Latitude Communications Inc. (dagger) ..................               644,283
                                                                                  -------------
                 Total Telecommunication Services .......................               800,829
                                                                                  -------------
                 Total Common Stocks
                   (Cost $78,995,925) ...................................            40,253,355
                                                                                  -------------

PRINCIPAL
 AMOUNT                                                                               VALUE
---------                                                                             -----
REPURCHASE AGREEMENT - 0.9%
      (Cost $362,000)
 $     362,000    Agreement with Credit Suisse First
                    Boston Corporation, 0.900% dated
                    12/31/2002, to be repurchased at
                    $362,018 on 01/02/2003,
                    collateralized by $252,418 U.S.
                    Treasury Bonds, having various
                    interest rates and maturities
                    (Market Value $366,939)......................                 $     362,000
                                                                                  -------------
  TOTAL INVESTMENTS (Cost $79,357,925*) .........................   100.2%           40,615,355
  OTHER ASSETS AND LIABILITIES (Net) ............................    (0.2)              (71,099)
                                                                    -----         -------------
  NET ASSETS ....................................................   100.0%        $  40,544,256
                                                                    =====         =============

-------------------------
           * Aggregate cost for federal tax purposes is $85,039,490.

          ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $2,751,809, representing 6.8% of the total net assets of the Fund (Collateral Value $4,407,752).

    (dagger) Non-income producing security.

(two dagger) Investments in the Information Technology sector as of December 31,
             2002 are 38.6% of the total net assets of the Fund.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2002

SHARES                                                                                VALUE
------                                                                                -----
 COMMON STOCKS - 98.6%

       UNITED KINGDOM - 19.4%
        31,000   ARM Holdings PLC (dagger) ..............................         $      23,956
        17,100   AstraZeneca PLC ........................................               600,528
        36,400   AstraZeneca PLC (F)  ...................................             1,300,942
           200   AstraZeneca PLC, Sponsored ADR .........................                 7,018
       133,810   BAE SYSTEMS PLC ........................................               267,125
        39,400   Barclays PLC ...........................................               244,208
        70,400   BG Group PLC ...........................................               303,746
        85,237   BHP Billiton PLC .......................................               455,242
        13,900   BOC Group PLC ..........................................               198,715
        27,800   Brambles Industries Ltd., PLC ..........................                68,029
        52,200   Centrica PLC ...........................................               143,704
        23,000   Compass Group PLC ......................................               122,193
         5,600   GlaxoSmithKline PLC ....................................               107,465
        27,500   HBOS PLC ...............................................               289,986
        32,900   Marks & Spencer Group PLC ..............................               166,844
       132,000   mmO(2) PLC (dagger) ....................................                94,035
        43,600   National Grid Group PLC ................................               320,428
        44,200   Pearson PLC ............................................               408,805
        44,400   Prudential PLC .........................................               313,799
        70,800   Reuters Group PLC ......................................               202,318
        33,900   Royal Bank of Scotland Group PLC  ......................               812,094
        45,180   Smiths Group PLC .......................................               505,879
        33,100   Standard Chartered PLC .................................               376,215
        63,000   TI Automotive Ltd., Class A (dagger) ...................                     0
        11,900   Unilever PLC ...........................................               113,224
     1,267,898   Vodafone Group PLC .....................................             2,311,671
         8,000   Xstrata PLC (dagger)** .................................                83,587
                                                                                  -------------
                                                                                      9,841,756
                                                                                  -------------
       JAPAN - 18.0% (three dagger)
         5,300   ACOM Company Ltd. (two dagger) .........................              174,181
         6,500   Advantest Corporation ..................................               291,396
        21,000   AEON Company Ltd. ......................................               497,261
         3,280   Aiful Corporation (two dagger) .........................               123,273
         6,000   Canon Inc. .............................................               226,005
         4,800   Chubu Electric Power Company Inc. ......................                85,750
        15,073   Chugai Pharmaceutical Company Ltd. .....................               143,528
        34,000   Daiwa Securities Group Inc. ............................               150,990
           400   Fuji Soft ABC Inc. .....................................                 6,320
         3,600   Hirose Electric Company Ltd. ...........................               274,846
        26,000   Hitachi Ltd. ...........................................                99,688
         4,000   Hoya Corporation .......................................               280,104
        40,000   Japan Airlines System Corporation (dagger) .............                85,279
            30   Japan Telecom Company Ltd. .............................                93,031
         8,300   Kansai Electric Power Company, Inc. ....................               125,406
           680   Keyence Corporation ....................................               118,328
        26,000   Mitsubishi Estate Company Ltd. .........................               198,062
        97,000   Mitsubishi Heavy Industries Ltd. .......................               237,044
        69,000   Mitsubishi Motors Corporation (dagger)** ...............               148,268
        41,000   Mitsui Fudosan Company Ltd. ............................               266,032
        26,000   Mitsui Sumitomo Insurance Company Ltd. .................               119,626
         3,300   Murata Manufacturing Company Ltd. ......................               129,308
        52,000   NEC Corporation ........................................               194,556
        66,000   Nikko Cordial Corporation ..............................               222,466
         3,000   Nikon Corporation** ....................................                22,550
         1,200   Nintendo Company Ltd. ..................................               112,143
        71,000   Nissan Motor Company Ltd. ..............................               554,024
         4,900   Nitto Denko Corporation ................................               139,564
        20,000   Nomura Securities Company Ltd. .........................               224,825
           173   NTT DoCoMo Inc. ........................................               319,263
         5,500   ORIX Corporation .......................................               354,555
         3,500   Rohm Company Ltd. ......................................               445,647
        10,000   Sankyo Company Ltd. ....................................               125,474
        31,000   Sekisui House Ltd. .....................................               219,432
         3,000   Shin-Etsu Chemical Company Ltd. ........................                98,340
        24,000   Shionogi & Company Ltd. ................................               339,361
        10,642   Sony Corporation .......................................               444,799
        26,000   Suzuki Motor Corporation ...............................               282,632
         4,900   TDK Corporation ........................................               197,371
        12,100   Tokyo Electron Ltd. ....................................               547,543
        41,000   Tokyu Corporation ......................................               144,417
        66,000   Toray Industries Inc. ..................................               140,153
         3,000   Ushio Inc. .............................................                32,864
         8,000   Yamato Transport Company Ltd. ..........................               104,491
                                                                                  -------------
                                                                                      9,140,196
                                                                                  -------------
  NETHERLANDS - 11.5%
        35,642   ABN AMRO Holding NV ....................................               582,707
        73,263   AEGON NV ...............................................               942,532
        11,300   ASML Holding NV (F) (dagger) ...........................                94,468
         6,800   Hagemeyer NV ...........................................                49,235
         5,000   Heineken Holding NV, Class A ...........................               145,073
        17,900   Heineken NV ............................................               698,742
        17,600   ING Groep NV ...........................................               298,083
        77,800   Koninklijke (Royal) KPN NV (dagger) ....................               506,165
         8,700   Koninklijke (Royal) Philips Electronics NV  (dagger) ...               152,460
         1,500   Koninklijke (Royal) Philips Electronics NV (F) .........                26,520
         5,300   Koninklijke Numico NV (dagger) .........................                66,739
        28,800   Royal Dutch Petroleum Company ..........................             1,267,784
         1,800   Royal Dutch Petroleum Company (F) ......................                79,236
         7,300   STMicroelectronics NV-New York Shares ..................               142,423
        14,500   STMicroelectronics NV (F) ..............................               284,227
         5,700   Unilever NV ............................................               350,205
         4,839   VNU NV .................................................               126,183
                                                                                  -------------
                                                                                      5,812,782
                                                                                  -------------
  FRANCE - 10.4%
         6,000   Accor SA ...............................................               181,705
        15,700   BNPParibas SA ..........................................               639,717
        20,400   Bouygues SA (Two dagger) ...............................               569,848
         2,500   Carrefour SA ...........................................               111,310
         4,100   Essilor International SA ...............................               168,867

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2002

        SHARES                                                                        VALUE
        ------                                                                        -----
COMMON STOCKS (CONTINUED)

        FRANCE (CONTINUED)
         2,200   Groupe Danone ..........................................         $     295,959
         3,037   L'Air Liquide SA .......................................               400,591
         9,500   Renault SA .............................................               446,404
        26,100   Sanofi-Synthelabo SA ...................................             1,595,354
         5,600   Schneider Electric SA ..................................               264,965
         3,800   Societe Television Francaise 1 .........................               101,523
        29,100   Vivendi Universal SA ...................................               469,951
                                                                                  -------------
                                                                                      5,246,194
                                                                                  -------------
        SWITZERLAND - 10.0%
        30,194   Compagnie Financiere Richemont AG,
                    A Units .............................................               563,398
        15,609   Credit Suisse Group ....................................               338,666
         2,434   Holcim Ltd., Class B ...................................               441,844
         3,261   Nestle SA ..............................................               691,025
        22,565   Novartis AG ............................................               823,326
         3,439   Roche Holding AG .......................................               239,640
        13,603   Swiss Reinsurance Company ..............................               892,313
         2,127   Swisscom AG ............................................               616,091
           170   Synthes-Stratec Inc. ...................................               104,261
         7,740   UBS AG .................................................               376,171
                                                                                  -------------
                                                                                      5,086,735
                                                                                  -------------
        HONG KONG - 3.8% (three dagger)
        43,000   Cheung Kong Holdings Ltd. ..............................               279,834
        65,000   China Mobile (Hong Kong) Ltd. (dagger) .................               154,616
       176,500   Hang Lung Properties Ltd.** ............................               170,879
        27,700   Hang Seng Bank Ltd. ....................................               294,818
        68,000   Hongkong Land Holdings Ltd. ............................                93,840
        36,000   Hutchison Whampoa Ltd. .................................               225,278
       168,000   Johnson Electric Holdings Ltd. .........................               184,192
       170,000   Li & Fung Ltd. .........................................               161,316
       160,000   Shangri-La Asia Ltd. (two dagger) ......................               104,637
        18,000   Sung Hung Kai Properties Ltd. ..........................               106,638
        37,000   Swire Pacific Ltd., Class A ............................               141,388
                                                                                  -------------
                                                                                      1,917,436
                                                                                  -------------
        GERMANY - 3.5%
         5,000   Aixtron AG .............................................                23,873
         1,400   Allianz AG .............................................               133,173
         4,800   Bayerische Motoren Werke (BMW) AG ......................               145,667
         5,600   DaimlerChrysler AG .....................................               172,471
         2,200   Deutsche Bank AG .......................................               101,346
        28,000   Deutsche Telekom AG ....................................               359,928
         3,700   Epcos AG (dagger) ......................................                38,321
         4,500   Metro AG ...............................................               107,427
         1,500   Muenchener Rueckversicherungs-
                    Gesellschaft AG .....................................               179,439
        10,100   Siemens AG** ...........................................               429,237
         9,400   ThyssenKrupp AG ........................................               105,051
                                                                                  -------------
                                                                                      1,795,933
                                                                                  -------------
        CANADA - 2.8%
        17,200   Abitibi-Consolidated Inc.** ............................               132,067
         2,700   Alcan Inc. .............................................                79,183
        21,400   BCE Inc.** .............................................               386,066
         8,900   Suncor Energy Inc. .....................................               139,152
        16,100   TELUS Corporation ......................................               164,589
        20,200   Thomson Corporation ....................................               537,037
                                                                                  -------------
                                                                                      1,438,094
                                                                                  -------------
        SINGAPORE - 2.6% (three dagger)
        21,000   DBS Group Holdings Ltd.  ...............................               133,179
        43,000   DBS Group Holdings Ltd., ADR (two dagger) ..............               272,697
        22,000   Singapore Airlines Ltd.  ...............................               129,374
        14,000   Singapore Press Holdings Ltd. ..........................               146,900
       139,000   Singapore Technologies Engineering Ltd. ................               132,228
       723,000   Singapore Telecommunications
                    Ltd. (F) (dagger), (two dagger) .....................               513,330
                                                                                  -------------
                                                                                      1,327,708
                                                                                  -------------
        AUSTRALIA - 2.6% (Three dagger)
        26,000   Alumina Ltd. ...........................................                71,739
        21,900   Australia & New Zealand Banking
                    Group Ltd. ..........................................               213,959
        12,772   BHPBilliton Ltd.  ......................................                72,998
        20,000   Brambles Industries Ltd. ...............................                52,932
        89,512   Foster's Brewing Group Ltd. ............................               226,819
         9,200   National Australia Bank Ltd. ...........................               164,482
        13,859   News Corporation Ltd. ..................................                89,590
        23,105   QBE Insurance Group Ltd. (two dagger) ..................               106,035
        26,000   WMC Resources Ltd. (dagger) ............................                61,783
        41,000   Woolworths Ltd. ........................................               263,193
                                                                                  -------------
                                                                                      1,323,530
                                                                                  -------------
        SPAIN - 2.3%
         5,600   Altadis SA .............................................               127,282
        52,200   Banco Bilbao Vizcaya Argentaria SA .....................               499,558
        19,700   Industria de Diseno Textil SA(Inditex) (dagger) ........               465,332
         9,728   Telefonica SA (dagger) .................................                87,075
                                                                                  -------------
                                                                                      1,179,247
                                                                                  -------------
        FINLAND - 2.0%
        48,100   Nokia Oyj ..............................................               764,678
         7,500   UPM-Kymmene Oyj ........................................               240,826
                                                                                  -------------
                                                                                      1,005,504
                                                                                  -------------
        SOUTH KOREA - 1.9% (three dagger)
        12,120   Hyundai Motor Company Ltd., GDR (two dagger)** .........               146,652
         1,515   Samsung Electronics Company Ltd. .......................               401,088
         3,230   Samsung Electronics Company Ltd., GDR ..................               430,397
                                                                                  -------------
                                                                                        978,137
                                                                                  -------------
        ITALY - 1.7%
         4,700   Assicurazioni Generali SpA .............................                96,666
        48,450   Eni SpA ................................................               770,242
                                                                                  -------------
                                                                                        866,908
                                                                                  -------------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2002

        SHARES                                                                        VALUE
        ------                                                                        -----
COMMON STOCKS (CONTINUED)

        MEXICO - 1.4%
        11,600   America Movil SA de C.V., ADR,
                    Series L ............................................         $     166,576
        17,100   Telefonos de Mexico SA de CV,
                    Sponsored ADR, Class L ..............................               546,858
                                                                                  -------------
                                                                                        713,434
                                                                                  -------------
        SWEDEN - 1.3%
        21,900   Assa Abloy AB, B Shares ................................               250,082
        22,500   ForeningsSparbanken AB .................................               265,972
         8,200   Svenska Handlesbanken AB, A Shares .....................               109,166
         1,343   Telefonaktiebolaget LM Ericsson,
                    Sponsored ADR (dagger) ..............................                 9,052
                                                                                  -------------
                                                                                        634,272
                                                                                  -------------
        NORWAY - 1.1%
         3,600   Norsk Hydro ASA ........................................               161,351
         5,100   Norske Skogindustrier ASA ..............................                72,145
        39,300   Statoil ASA ............................................               331,861
                                                                                  -------------
                                                                                        565,357
                                                                                  -------------
        BRAZIL - 0.6%
         5,100   Companhia Vale do Rio Doce, ADR (dagger) ...............               147,441
         6,000   Companhia Vale do Rio Doce,
                    Sponsored ADR .......................................               165,000
                                                                                  -------------
                                                                                        312,441
                                                                                  -------------
        IRELAND - 0.5%
        19,231   CRH PLC ................................................               237,116
                                                                                  -------------
        TAIWAN - 0.4% (three dagger)
        29,399   Taiwan Semiconductor Manufacturing
                    Company Ltd., Sponsored ADR (dagger) ................               207,263
                                                                                  -------------
        LUXEMBOURG - 0.2%
        13,600   SES GLOBAL, FDR ........................................                91,336
                                                                                  -------------
        NEW ZEALAND - 0.2% (three dagger)
        33,733   Telecom Corporation of New Zealand Ltd. ................                79,928
                                                                                  -------------
        RUSSIA - 0.1%
         1,100   OAO Lukoil Holdings, Sponsored ADR .....................                66,852
                                                                                  -------------
        GREECE - 0.1%
         5,800   Hellenic Telecommunications Organization
                    SA ..................................................                63,905
                                                                                  -------------
        PORTUGAL - 0.1%
         5,700   Vodafone Telecel-Comunicacoes SA (dagger) ..............                44,262
                                                                                  -------------
        DENMARK - 0.1%
           900   Novo Nordisk A/S, Class B ..............................                26,002
                                                                                  -------------
                 Total Common Stocks
                    (Cost $58,413,550) ..................................            50,002,328
                                                                                  -------------
PREFERRED STOCK - 0.6%
     (Cost $201,663)

        SOUTH KOREA - 0.6% (three dagger)
         2,300  Samsung Electronics Company Ltd. ........................               290,881
                                                                                  -------------

  PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT - 0.7%
      (Cost $364,000)
$        364,000    Agreement with Credit Suisse First
                        Boston Corporation, 0.900% dated
                        12/31/2002, to be repurchased at
                        $364,018 on 01/02/2003,
                        collateralized by $253,813 U.S.
                        Treasury Bonds, having various
                        interest rates and maturities
                        (Market Value $368,966) ..................                      364,000
                                                                                  -------------
  TOTAL INVESTMENTS (Cost $58,979,213*)  .........................   99.9%           50,657,209
  OTHER ASSETS AND LIABILITIES (Net) .............................    0.1                60,757
                                                                    -----         -------------
  NET ASSETS. ....................................................  100.0%        $  50,717,966
                                                                    =====         =============

-----------------------------
             * Aggregate cost for federal tax purposes is $59,688,181.

            ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $1,358,645, representing 2.7% of the total net assets of the Fund (Collateral Value $1,497,225).

      (dagger) Non-income producing security.

  (two dagger) Security exempt from registration under Rule 144 Aof the
               Securities Act of 1933.

(three dagger) Investments in the areas of the Pacific Rim as of December 31,
               2002 are 30.1% of the total net assets of the Fund.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2002

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE
                              --------------------

                                                                 NET
                                                              UNREALIZED
 EXPIRATION          LOCAL       VALUE IN     IN EXCHANGE    APPRECIATION
    DATE           CURRENCY        U.S. $     FOR U.S. $     OF CONTRACTS
------------   ----------------  ---------    -----------    ------------
 01/02/03      EUR       12,823     13,455        13,376     $         79
 01/03/03      EUR       13,295     13,950        13,934               16
 01/15/03      EUR      196,638    206,225       192,201           14,024
 02/21/03      EUR      265,300    277,808       265,818           11,990
 02/24/03      EUR      255,314    267,318       254,011           13,307
 02/26/03      EUR      443,020    463,811       438,938           24,873
 03/04/03      EUR      262,281    274,522       264,402           10,120
 03/12/03      EUR      309,861    324,215       296,545           27,670
 03/12/03      JPY   27,255,000    230,275       223,109            7,166
 03/31/03      EUR      980,618  1,025,236       945,231           80,005
 04/22/03      EUR      198,928    207,790       190,392           17,398
 06/09/03      EUR      212,723    221,813       209,004           12,809
                                                             ------------
                                                             $    219,457
                                                             ------------

                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                              CONTRACTS TO DELIVER
                              --------------------

                                                                 NET
                                                              UNREALIZED
                                                             APPRECIATION/
 EXPIRATION          LOCAL        VALUE IN    IN EXCHANGE   (DEPRECIATION)
    DATE           CURRENCY        U.S. $     FOR U.S. $     OF CONTRACTS
------------   ----------------   --------    -----------   --------------
01/02/03       EUR       25,092     26,329         25,724   $          (605)
01/06/03       JPY    7,791,663     65,672         64,798              (874)
01/07/03       JPY    2,521,644     21,254         21,028              (226)
01/15/03       JPY   23,759,844    200,328        192,201            (8,127)
02/21/03       CAD      421,085    266,013        265,818              (195)
02/24/03       JPY   31,122,750    262,790        254,011            (8,779)
02/26/03       JPY   53,835,760    454,605        438,938           (15,667)
03/04/03       MXN    2,675,400    252,332        264,402            12,070
03/12/03       EUR      233,128    243,927        229,714           (14,213)
03/12/03       JPY   36,225,943    306,069        296,545            (9,524)
03/31/03       JPY  115,801,280    979,127        945,231           (33,896)
04/22/03       JPY   23,871,360    202,001        190,392           (11,609)
06/09/03       JPY   26,175,605    221,903        209,004           (12,899)
                                                            ---------------
                                                            $      (104,544)
Net Unrealized Appreciation of Forward Foreign              ---------------
     Currency Contracts ..................................  $       114,913
                                                            ===============

AS OF DECEMBER 31, 2002, SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                        % OF
         SECTOR DIVERSIFICATION                      NET ASSETS       VALUE
         ----------------------                      ----------       -----
COMMON STOCKS:
Telecommunication Services ....................         14.0%    $  7,077,237
Banks .........................................         11.3        5,714,941
Pharmaceuticals & Biotechnology ...............         10.5        5,308,638
Materials .....................................          6.6        3,343,385
Energy ........................................          6.2        3,120,224
Semiconductor Equipment & Products ............          5.7        2,914,831
Insurance .....................................          5.5        2,783,583
Food, Beverage & Tobacco ......................          5.4        2,715,068
Capital Goods .................................          5.1        2,578,129
Media. ........................................          4.3        2,173,643
Automobiles & Components ......................          3.7        1,896,118
Diversified Financials ........................          3.3        1,689,761
Consumer Durables & Apparel ...................          3.0        1,518,752
Retailing .....................................          2.8        1,398,180
Electronic Equipment & Instruments ............          2.2        1,137,966
Real Estate Investment Trusts .................          2.2        1,115,285
Communications Equipment ......................          1.4          773,730
Utilities .....................................          1.3          675,288
Other .........................................          4.1        2,067,569
                                                       -----     ------------
TOTAL COMMON STOCKS ...........................         98.6       50,002,328
PREFERRED STOCKS ..............................          0.6          290,881
REPURCHASE AGREEMENT ..........................          0.7          364,000
                                                       -----     ------------
TOTAL INVESTMENTS .............................         99.9       50,657,209
OTHER ASSETS AND LIABILITIES (Net) ............          0.1           60,757
                                                       -----     ------------
NET ASSETS ....................................        100.0%    $ 50,717,966
                                                       =====     ============

-------------------------------------------
         GLOSSARY OF TERMS
ADR      --   American Depository Receipt
CAD      --   Canadian Dollar
EUR      --   Euro
GDR      --   Global Depository Receipt
JPY      --   JapaneseYen
MXN      --   Mexican Peso
-------------------------------------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

DECEMBER 31, 2002

PRINCIPAL
 AMOUNT                                                                               VALUE
----------                                                                            -----
CORPORATE BONDS AND NOTES - 67.0%

   FINANCIAL SERVICES - 17.0%
               CIT Group Inc., Sr. Note:
 $ 1,000,000     7.375% due 04/02/2007** ....................................     $   1,091,205
     500,000     7.625% due 08/16/2005 ......................................           538,245
               Household Finance Corporation, Note:
   1,500,000     5.750% due 01/30/2007 ......................................         1,571,341
     250,000     7.875% due 03/01/2007 ......................................           279,511
   2,000,000   Norwest Financial Inc., Sr. Note,
                 7.000% due 01/15/2003 ......................................         2,002,674
   1,500,000   Rollins Truck Leasing Corporation, Deb.,
                 8.375% due 02/15/2007*** ...................................         1,765,847
                                                                                  -------------
                                                                                      7,248,823
                                                                                  -------------
   BANKS - 9.3%
   1,000,000   J.P. Morgan Chase & Company, Note,
                 5.350% due 03/01/2007** ....................................         1,058,785
   1,500,000   MBNA America Bank N.A., Note,
                 6.500% due 06/20/2006 ......................................         1,588,335
     250,000   Southern National Corporation, Sub. Note,
                 7.050% due 05/23/2003 ......................................           255,078
   1,000,000   Wachovia Corporation, Sr. Unsub. Note,
                 6.700% due 06/21/2004** ....................................         1,069,826
                                                                                  -------------
                                                                                      3,972,024
                                                                                  -------------
   REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 8.7%
   1,000,000   Health Care Property Investors Inc., Note,
                 6.875% due 06/08/2005 ......................................         1,049,385
   1,000,000   Nationwide Health Properties Inc., Note,
                 9.750% due 03/20/2008 ......................................         1,177,313
     750,000   Shurgard Storage Centers Inc., Note,
                 7.500% due 04/25/2004 ......................................           788,495
     600,000   Sun Communities Inc., Sr. Note,
                 7.625% due 05/01/2003 ......................................           608,752
     100,000   SUSA Partnership L.P., Note,
                 7.125% due 11/01/2003***  ..................................           104,254
                                                                                  -------------
                                                                                      3,728,199
                                                                                  -------------
   AIRLINES - 4.9%
   2,000,000   Southwest Airlines Company, Pass-thru
                  Certificates,
                  5.496% due 11/01/2006  ....................................         2,114,018
                                                                                  -------------
   INFORMATION TECHNOLOGY - 4.9%
   1,000,000   Analog Devices, Inc., Conv. Sub. Note,
                 4.750% due 10/01/2005*** ...................................           998,750
   1,000,000   Computer Science Corporation, Note,
                 6.750% due 06/15/2006** ....................................         1,084,558
                                                                                  -------------
                                                                                      2,083,308
                                                                                  -------------
   AEROSPACE/DEFENSE - 3.7%
   1,500,000   Boeing Capital Corporation, Sr. Note,
                5.650% due 05/15/2006 .......................................         1,572,928
                                                                                  -------------
   CABLE TV - 3.0%
   1,250,000   AOLTime Warner Inc., Note,
                6.150% due 05/01/2007........................................         1,300,004
                                                                                  -------------
     UTILITIES - 3.0%
       250,000 Texas-New Mexico Power Company, Sr. Note,
                   6.250% due 01/15/2009 ................................ ...           238,384
     1,000,000 United Illuminating Company, Note,
                   6.000% due 12/15/2003 ....................................         1,031,975
                                                                                  -------------
                                                                                      1,270,359
                                                                                  -------------
     FOOD - 2.8%
     1,000,000   ConAgra Inc., Sr. Note,
                   9.875% due 11/15/2005***  ................................         1,194,204
                                                                                  -------------
     AUTO MANUFACTURING & PARTS - 2.3%
     1,000,000   Ford Motor Credit Company, Note,
                   6.500% due 01/25/2007 ....................................           988,585
                                                                                  -------------
     SERVICES - 2.2%
     1,000,000   Interpublic Group Companies, Inc., Note,
                   7.875% due 10/15/2005 ....................................           954,905
                                                                                  -------------
     INDUSTRIAL PRODUCTS - 1.3%
       500,000   Sealed Air Corporation, Company Guarantee,
                   8.750% due 07/01/2008 (two dagger) .......................           550,005
                                                                                  -------------
     PAPER/FOREST PRODUCTS - 1.2%
       500,000   Weyerhaeuser Company, Note,
                   6.000% due 08/01/2006 ....................................           528,021
                                                                                  -------------
     TELECOMMUNICATIONS - 1.1%
       500,000   TELUS Corporation, Note,
                   7.500% due 06/01/2007 ....................................           487,500
                                                                                  -------------
     HEALTH CARE - 0.6%
       500,000   Athena Neurosciences Finance LLC,
                    Company Guarantee,
                   7.250% due 02/21/2008 ....................................           275,000
                                                                                  -------------
     RETAIL - 0.6%
       250,000   Federated Department Stores Inc., Bond,
                   6.790% due 07/15/2027 ....................................           264,334
                                                                                  -------------
     CHEMICALS/MINING/MACHINERY - 0.4%
       150,000   Lyondell Petrochemical Company, MTN,
                   9.750% due 09/04/2003 (two dagger) .......................           150,302
                                                                                  -------------
                 Total Corporate Bonds and Notes
                   (Cost $27,494,412) .......................................        28,682,519
                                                                                  -------------
  ASSET-BACKED SECURITIES - 7.4%
     1,000,000   Conseco Finance Lease, LLC, Series 2000-1,
                   Class A4,
                   7.480% due 08/20/2005 ....................................         1,003,799
       633,792   FFCA Secured Lending Corporation,
                   Series 1999-2, Class WA1A,
                   7.130% due 05/18/2026 (two dagger) .......................           640,130
     1,000,000   GMAC Mortgage Corporation Loan Trust,
                   Series 2002-HE2, Class A3,
                   5.290% due 06/25/2027 ....................................         1,039,160
                 Green Tree Financial Corporation:
       250,000     Series 1995-1, Class B2,
                   9.200% due 06/15/2025 ....................................            62,382
        80,318     Series 1995-6, Class B1,
                   7.700% due 09/15/2026 ....................................            56,696

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

DECEMBER 31, 2002

 PRINCIPAL
  AMOUNT                                                                            VALUE
  ------                                                                            -----
ASSET-BACKED SECURITIES (CONTINUED)
$   165,000   Green Tree Home Improvement,
                 Series 1995-D, Class B2,
                 7.450% due 09/15/2025 ....................................     $     165,404
     190,431  Mid-State Trust, Series 4, Class A,
                 8.330% due 04/01/2030 ....................................           209,667
                                                                                -------------
              Total Asset-Backed Securities
                (Cost $3,333,369) .........................................         3,177,238
                                                                                -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 8.4%

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.8%
     879,098     6.500% due 01/01/2014  ...................................           931,616
     546,147     8.000% due 05/01/2027  ...................................           597,100
      76,805     8.500% due 11/01/2017  ...................................            83,993
                                                                                -------------
               Total FNMAs
                (Cost $1,513,006) .........................................         1,612,709
                                                                                -------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 2.7%
   1,055,156     6.000% due 05/01/2017  ...................................         1,104,428
      48,032     9.500% due 08/01/2016  ...................................            53,444
                                                                                -------------
               Total FHLMCs
                (Cost $1,122,458) .........................................         1,157,872
                                                                                -------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.5%
     113,147     8.000% due 06/15/2009-08/15/2012   .......................           122,317
      73,495     9.000% due 12/15/2020-04/20/2025   .......................            81,743
     356,362    10.000% due 12/15/2017-04/15/2025   .......................           410,489
      35,065    11.000% due 12/15/2015   ..................................            41,004
                                                                                -------------
               Total GNMAs
                (Cost $615,630)   .........................................           655,553
                                                                                -------------
   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.4%
      30,849   Federal Home Loan Mortgage Corporation
                (FHLMC),
                 4.633% due 11/01/2021(dagger) ............................            31,587
               Federal National Mortgage Association
                (FNMA):
      18,107     4.125% due 11/01/2021(dagger) ............................            18,475
       2,537     4.290% due 11/01/2022(dagger) ............................             2,586
      54,434     5.115% due 11/01/2035(dagger) ............................            56,235
      40,430     5.587% due 04/01/2019(dagger) ............................            41,824
      18,927     5.796% due 01/01/2019(dagger) ............................            19,681
                                                                                -------------
               Total ARMSs
                (Cost $166,007) ...........................................           170,388
                                                                                -------------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                (Cost $3,417,101) .........................................         3,596,522
                                                                                 -------------
U.S. GOVERNMENT AGENCY OBLIGATION - 2.4%
     (Cost $996,641)
     1,000,000   Federal National Mortgage Association, Note,
                   4.750% due 03/15/2004** ................................         1,040,309
                                                                                -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 5.4%
         1,305   Countrywide Funding Corporation,
                   Series 1994-1, Class A3,
                   6.250% due 03/25/2024 ..................................             1,307

     1,000,000   Deutsche Mortgage Securities, Inc.,
                   Series 2002-1, Class A13,
                   8.500% due 01/25/2033 ..................................         1,069,375
       315,530   Norwest Asset Securities Corporation,
                   Series 1994-4, Class A1,
                   6.500% due 03/26/2029 ..................................           320,299
       897,188   Residential Funding Mortgage Security I,
                   Series 1999-S3, Class A1,
                   6.500% due 01/25/2029 ..................................           908,488
                                                                                  -----------
                 Total CMOs
                   (Cost $2,300,880) ......................................         2,299,469
                                                                                  -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 2.4%
       605,657   GMAC Commercial Mortgage Securities Inc.,
                   Series 1999-CTL1, Class A,
                   7.150% due 12/15/2016 (two dagger) .....................           656,003
       339,174   Morgan Stanley Capital I, Series 1999-CAMI,
                   Class A1,
                   6.540% due 04/15/2004 ..................................           351,874
                                                                                  -----------
                 Total CMBSs
                   (Cost $942,093)   ......................................         1,007,877
                                                                                  -----------
U.S. TREASURY NOTE - 1.3%
     (Cost $519,790)
       500,000   6.000% due 08/15/2004**  .................................           537,032
                                                                                  -----------

 PRINCIPAL
  AMOUNT                                                                            VALUE
  ------                                                                            -----
REPURCHASE AGREEMENT - 4.5%
     (Cost $1,930,000)
     1,930,000   Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $1,930,097 on 01/02/2003,
                   collateralized by $1,345,766 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $1,956,333) .................                      1,930,000
                                                                                -------------
TOTAL INVESTMENTS  (Cost $40,934,286*)                            98.8%            42,270,966
OTHER ASSETS AND LIABILITIES (Net) ...........................     1.2                508,695
                                                                                -------------
NET ASSETS ...................................................   100.0%         $  42,779,661
                                                                 =====          =============

------------------
          *  Aggregate cost for federal tax purposes.

         ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $5,348,698, representing 12.50% of the total net assets of the Fund (Collateral Value $5,521,138).

        ***  Security pledged as collateral for futures contract.

    (dagger) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2002.

(two dagger) Security exempt from registration under Rule 144Aof the Securities
             Act of 1933.

  NUMBER OF                                                            UNREALIZED
  CONTRACTS                                            VALUE         (DEPRECIATION)
  ---------                                            -----         ------------
FUTURES CONTRACTS-SHORT POSITION
   35  U.S. 5  Year Treasury Note,
         March 2003.............................    $  3,963,750      $   (98,683)
                                                                      ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
          MTN  -- Medium Term Note

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

DECEMBER 31, 2002

   PRINCIPAL
   AMOUNT                                                                             VALUE
   ------                                                                             -----
  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 64.3%

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 27.8%
$    3,000,000     5.500% due 12/01/2017   ................................       $   3,115,714
    16,314,074     6.000% due 12/01/2016-10/01/2032 .......................          16,999,463
    22,297,578     6.500% due 09/01/2024-08/01/2032 .......................          23,258,320
     2,858,219     7.000% due 08/01/2028-04/01/2029 .......................           3,029,747
     1,002,104     7.500% due 11/01/2029  .................................           1,068,732
     1,439,291     8.000% due 05/01/2022-09/01/2027  ......................           1,569,740
     1,426,276     8.500% due 02/01/2023-10/01/2027  ......................           1,551,297
     1,041,189     9.000% due 09/01/2030   ................................           1,126,779
                                                                                  -------------
                   Total FNMAs
                     (Cost $50,073,510) ...................................          51,719,792
                                                                                  -------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 26.1%
     4,374,259     5.500% due 12/01/2008-11/01/2032   .....................           4,478,866
    16,929,788     6.000% due 01/01/2013-09/01/2032   .....................          17,659,216
    11,997,889     6.500% due 11/01/2016-01/01/2032   .....................          12,586,598
    10,642,889     7.000% due 04/01/2008-04/01/2032** .....................          11,201,949
       776,570     7.500% due 02/01/2031   ................................             826,812
       890,422     8.000% due 07/01/2007-12/01/2030  ......................             950,950
       530,201     8.500% due 07/01/2029   ................................             568,761
       198,244     8.750% due 01/01/2013  .................................             208,405
                                                                                  -------------
                   Total FHLMCs
                     (Cost $47,356,298) ...................................          48,481,557
                                                                                  -------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 10.4%
     3,384,113     6.000% due 02/20/2029-05/20/2032**  ....................           3,516,820
     8,131,781     6.500% due 03/20/2031-07/15/2032**  ....................           8,518,162
     3,302,865     7.000% due 01/15/2028-06/20/2031   .....................           3,499,214
     2,120,369     7.500% due 01/15/2023-11/15/2023   .....................           2,279,956
       474,404     7.750% due 12/15/2029  .................................             511,520
       988,207     8.000% due 07/15/2026-06/20/2030   .....................           1,065,758
                                                                                  -------------
                   Total GNMAs
                     (Cost $18,508,909) ...................................          19,391,430
                                                                                  -------------
                   Total U.S. Government Agency Mortgage-
                     Backed Securities
                     (Cost $115,938,717) ...................................        119,592,779
                                                                                  -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 10.9%
     3,000,000   Federal National Mortgage Association,
                   Grantor Trust, Series 2000-T5, Class B,
                   7.300% due 05/25/2010 ..................................           3,595,036
                 Federal National Mortgage Association,
                   REMIC, Pass-through Certificates:
       150,157     Series 1989-90, Class E,
                   8.700% due 12/25/2019 ..................................             167,948
     3,627,840     Series 1992-55, Class DZ,
                   8.000% due 04/25/2022 ..................................           3,897,626
     4,183,126     Series 1992-83, Class X,
                   7.000% due 02/25/2022 ..................................           4,272,956
     1,362,393     Series 2000-31, Class PC,
                   7.500% due 08/25/2029 .................................            1,391,736
     2,453,937   Government National Mortgage Association,
                   Series 2000-16, Class PB,
                   7.500% due 02/16/2028 ..................................           2,556,963
       205,415   Residential Funding Mortgage Security,
                   Series 1992-S39, Class A8,
                   7.500% due 11/25/2007  .................................             205,192
     3,853,000   Vendee Mortgage Trust, Series 2000-2,
                   Class G,
                   7.500% due 10/15/2009 ..................................           4,249,066
                                                                                  -------------
                 Total CMOs
                   (Cost $18,463,819) .....................................          20,336,523
                                                                                  -------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.0%
     2,000,000   Federal Farm Credit Bank, Note,
                   5.700% due 06/18/2003 ..................................           2,041,064
                 Federal Home Loan Bank:
                   Bond:
     4,000,000     4.875% due 04/16/2004** ................................           4,175,944
     2,000,000     5.125% due 03/06/2006** ................................           2,175,050
     2,500,000     6.500% due 08/14/2009 ..................................           2,920,597
     3,000,000     7.375% due 02/12/2010**.................................           3,666,741
     1,000,000     MTN,
                   5.705% due 03/19/2003...................................          1,009,471
     2,000,000   Federal National Mortgage Association,
                   Sub. Note,
                   6.250% due 02/01/2011**.................................           2,241,782
     2,000,000   Housing Urban Development, Series 99-A,
                   Government Guarantee,
                   6.160% due 08/01/2011...................................           2,237,098
                                                                                  -------------
                 Total U.S. Government Agency Obligations
                   (Cost $18,878,924) .....................................          20,467,747
                                                                                  -------------
  U.S. TREASURY OBLIGATIONS - 8.5%
       U.S. TREASURY BONDS - 5.9%
     2,500,000     3.625% due 03/31/2004**.................................           2,572,657
     3,000,000     4.375% due 05/15/2007**.................................           3,222,423
     3,000,000     5.000% due 08/15/2011**.................................           3,290,628
     1,300,000     6.250% due 08/15/2023**.................................           1,527,704
       300,000     12.750% due 11/15/2010**................................             388,360
                                                                                  -------------
                                                                                     11,001,772
                                                                                  -------------
     U.S. TREASURY NOTES - 2.6%
     2,000,000     5.750% due 08/15/2010**.................................           2,300,158
     2,000,000     5.875% due 11/15/2004**.................................           2,160,704
       350,000     6.250% due 02/15/2007**.................................             401,666
                                                                                  -------------
                                                                                      4,862,528
                                                                                  -------------
                 Total U.S. Treasury Obligations
                    (Cost $14,898,459) ....................................          15,864,300
                                                                                  -------------

   PRINCIPAL
   AMOUNT                                                                             VALUE
   ------                                                                             -----
REPURCHASE AGREEMENT - 4.9%
     (Cost $9,087,000)
     9,087,000   Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $9,087,454 on 01/02/2003,
                   collateralized by $6,336,256 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $9,210,981) ...........                              9,087,000
                                                                                  -------------
TOTAL INVESTMENTS (Cost $177,266,919*) .................             99.6%          185,348,349
OTHER ASSETS AND LIABILITIES (Net) .....................              0.4               685,925
                                                                    -----         -------------
NET ASSETS .............................................            100.0%        $ 186,034,274
                                                                    =====         =============

---------------
   *  Aggregate cost for federal tax purposes is $177,564,918.

  ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $42,950,355, representing 23.1% of the total net assets of the Fund (Collateral
      Value $44,166,385).

-------------------------------------------------------
                     GLOSSARY OF TERMS
      MTN   -- Medium Term Note
      REMIC -- Real Estate Mortgage Investment Conduit
-------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INCOME FUND

DECEMBER 31, 2002

   PRINCIPAL
     AMOUNT                                                                           VALUE
     ------                                                                           -----
  CORPORATE BONDS AND NOTES - 64.9%

     FINANCIAL SERVICES/BANKS - 9.4%
$    1,000,000   Abbey National PLC, Sub. Note,
                   6.690% due 10/17/2005 ...........................              $   1,099,106
       500,000   American General Corporation, Note,
                   7.500% due 07/15/2025 ...........................                    613,333
       400,000   Banc One Corporation, Sub. Note,
                   10.000% due 08/15/2010 ..........................                    529,947
     1,000,000   Bank of America Corporation, Sub. Note,
                   7.800% due 02/15/2010 ...........................                  1,191,180
        82,000   Barnett Banks Inc., Sub. Note,
                   10.875% due 03/15/2003 ..........................                     83,458
       500,000   CIT Group Inc., Sr. Note,
                   7.750% due 04/02/2012 ...........................                    562,522
     3,000,000   Citigroup, Inc., Note,
                   6.500% due 01/18/2011 ...........................                  3,371,346
     2,500,000   Goldman Sachs Group, Inc., Bond,
                   6.875% due 01/15/2011 ...........................                  2,794,963
     1,000,000   Hartford Life Insurance Company, Deb.,
                   7.650% due 06/15/2027 ...........................                  1,146,621
     1,000,000   Legg Mason, Inc., Sr. Note,
                   6.750% due 07/02/2008 ...........................                  1,116,463
     2,000,000   Merrill Lynch & Company Inc., Note,
                   6.000% due 02/17/2009 ...........................                  2,175,882
     1,500,000   Morgan Stanley Dean Witter & Company,
                   Unsub. Note,
                   6.750% due 04/15/2011 ...........................                  1,669,581
     1,100,000   NCNB Corporation, Sub. Note,
                   9.375% due 09/15/2009 ...........................                  1,382,910
                                                                                  -------------
                                                                                     17,737,312
                                                                                  -------------
     TRANSPORTATION/AUTO - 9.3%
     2,000,000   Burlington Northern Santa Fe, Deb.,
                   8.125% due 04/15/2020 ...........................                  2,471,490
     1,000,000   Consolidated Rail Corporation, Deb.,
                   9.750% due 06/15/2020 ...........................                  1,337,860
       713,760   Continental Airlines Inc., Pass-through
                   Certificates, Series 1997-4C,
                   6.800% due 07/02/2007 ...........................                    437,450
       400,000   Ford Holdings Inc., Company Guarantee,
                   9.300% due 03/01/2030 ...........................                    408,122
                 Ford Motor Company, Deb.:
       600,000     8.875% due 11/15/2022 ...........................                    584,982
       250,000     8.900% due 01/15/2032 ...........................                    246,036
     2,000,000   Ford Motor Credit Company, Note,
                   7.375% due 10/28/2009 ...........................                  1,984,860
     1,000,000   General Motors Corporation, Deb.,
                   9.400% due 07/15/2021 ...........................                  1,101,592
                 Norfolk Southern Corporation:
     1,000,000     Bond,
                   7.800% due 05/15/2027 ...........................                  1,218,663
     2,500,000     Sr. Note,
                   6.200% due 04/15/2009 ...........................                  2,766,062
     2,000,000   Southwest Airlines Company, Pass-through
                   Certificates, Series A-4,
                   9.150% due 07/01/2016 ...........................                  2,199,850
     2,000,000   TRW Inc., Deb.,
                   7.750% due 06/01/2029 ...........................                  2,366,264

     1,300,000   United Air Lines Inc., Pass-through
                   Certificates, Series 1995-A2,
                   9.560% due 10/19/2018 (two dagger) ..............                    324,773
                                                                                  -------------
                                                                                     17,448,004
                                                                                  -------------
     CONSUMER PRODUCTS/SERVICES - 6.2%
     1,750,000   Carnival Corporation, Deb.,
                  7.200% due 10/01/2023 ............................                  1,784,832
     1,000,000   Cendant Corporation, Note,
                   6.875% due 08/15/2006 ...........................                  1,038,486
     2,500,000   ConAgra, Inc., Sr. Note,
                   7.125% due 10/01/2026 ...........................                  2,804,932
                 Mattel, Inc., Note:
       500,000     6.125% due 07/15/2005 ...........................                    512,298
     1,000,000     7.300% due 06/13/2011 ...........................                    978,264
     1,500,000   Reed Elsevier Capital, Company Guarantee,
                   6.750% due 08/01/2011** .........................                  1,695,775
     1,000,000   S3 Inc., Conv. Sub. Note,
                   5.750% due 10/01/2003 ...........................                    165,000
     1,000,000   Sealed Air Corporation, Company Guarantee,
                   8.750% due 07/01/2008 (dagger) ..................                  1,100,011
     1,500,000   Waste Management Inc., Sr. Note,
                   7.375% due 08/01/2010 ...........................                  1,643,612
                                                                                  -------------
                                                                                     11,723,210
                                                                                  -------------
     TELECOMMUNICATIONS - 5.9%
     4,000,000   Deutsche Telephone Finance, Bond,
                   8.500% due 06/15/2010 ...........................                  4,614,732
     1,700,000   Northern Telecom Capital, Sub. Note,
                   7.400% due 06/15/2006** .........................                  1,139,000
     2,000,000   Qwest Corporation, Note,
                   8.875% due 03/15/2012 (dagger)** ................                  1,950,000
     1,000,000   TELUS Corporation, Note,
                   8.000% due 06/01/2011  ..........................                    965,000
     2,000,000   Vodafone Group, PLC, Note,
                   7.750% due 02/15/2010 ...........................                  2,362,740
                                                                                  -------------
                                                                                     11,031,472
                                                                                  -------------
     HEALTH CARE - 5.6%
     1,500,000   Aetna Inc., Sr. Note,
                   7.375% due 03/01/2006 ...........................                  1,627,606
     2,000,000   Cardinal Health, Inc., Note,
                   6.750% due 02/15/2011 ...........................                  2,287,436
     1,000,000   DVI, Inc., Sr. Note,
                   9.875% due 02/01/2004** .........................                    845,000
     2,000,000   HCA- The Healthcare Company, Note,
                   8.750% due 09/01/2010 ...........................                  2,305,082
       250,000   HIH Capital Ltd., Conv. Note,
                   7.500% due 09/25/2006 ...........................                    130,071
       750,000   IVAX Corporation, Conv. Sr. Sub. Note,
                   4.500% due 05/15/2008 ...........................                    620,625
     3,000,000   Tenet Healthcare Corporation, Sr. Note,
                   6.375% due 12/01/2011** .........................                  2,705,307
                                                                                  -------------
                                                                                     10,521,127
                                                                                  -------------
     INFORMATION TECHNOLOGY - 5.2%
     1,000,000   Adaptec Inc., Conv. Sub. Note,
                   4.750% due 02/01/2004** .........................                    965,000

                       See Notes to Financial Statements.

INCOME FUND

DECEMBER 31, 2002

  PRINCIPAL
   AMOUNT                                                                             VALUE
   ------                                                                         -------------
  CORPORATE BONDS AND NOTES (CONTINUED)

     INFORMATION TECHNOLOGY (CONTINUED)
$    3,250,000   Analog Devices, Inc., Conv. Sub. Note,
                   4.750% due 10/01/2005 ...........................              $   3,245,937
     1,000,000   BEA Systems Inc., Conv. Sub. Note,
                   4.000% due 12/15/2006 ...........................                    910,000
     2,500,000   Conexant Systems Inc., Conv. Sub. Note,
                   4.000% due 02/01/2007 ...........................                  1,165,625
       500,000   Cypress Semiconductor Corporation,
                   Conv. Sub. Deb.,
                   3.750% due 07/01/2005 ...........................                    401,250
     1,300,000   Rational Software Corporation,
                   Conv. Sub. Note,
                   5.000% due 02/01/2007 ...........................                  1,327,625
       500,000   Siebel Systems Inc., Conv. Sub. Note,
                   5.500% due 09/15/2006 ...........................                    486,250
     1,000,000   TriQuint Semiconductor Inc.,
                   Conv. Sub. Note,
                   4.000% due 03/01/2007 ...........................                    778,750
       500,000   Vitesse Semiconductor Corporation,
                   Conv. Sub. Deb.,
                   4.000% due 03/15/2005** .........................                    420,000
                                                                                  -------------
                                                                                      9,700,437
                                                                                  -------------
     OIL & Gas - 4.9%
     1,200,000   ANR Pipeline Company, Deb.,
                   9.625% due 11/01/2021 ...........................                  1,203,112
     1,750,000   Consolidated Natural Gas Company, Sr. Note,
                   6.850% due 04/15/2011 ...........................                  1,956,685
     2,500,000   El Paso Natural Gas Company, Deb.,
                   7.500% due 11/15/2026 ...........................                  1,767,205
       500,000   Petro-Canada, Deb.,
                   9.250% due 10/15/2021 ...........................                    637,646
     2,500,000   Petrobras International Finance Company,
                   Sr. Note,
                   9.750% due 07/06/2011 ...........................                  2,181,250
     1,000,000   Southern Natural Gas Company, Sr. Note,
                   8.000% due 03/01/2032 ...........................                    882,723
       500,000   Trans-Canada Pipeline Corporation, Deb.,
                   8.500% due 03/20/2023 ...........................                    520,690
                                                                                  -------------
                                                                                      9,149,311
                                                                                  -------------
     REAL ESTATE INVESTMENT TRUSTS - 3.6%
     2,500,000   Healthcare Realty Trust, Inc., Sr. Note,
                   8.125% due 05/01/2011 ...........................                  2,696,257
                 Nationwide Health Properties Inc., Note:
     1,000,000     7.060% due 12/05/2006 ...........................                  1,069,313
     2,500,000     9.750% due 03/20/2008 ...........................                  2,943,283
                                                                                  -------------
                                                                                      6,708,853
                                                                                  -------------
     MEDIA - 3.2%
     1,500,000   Comcast Cable Communications Inc.,
                   Sr. Note,
                   7.125% due 06/15/2013 ...........................                  1,599,948
     2,500,000   Cox Communications Inc., Note,
                   7.875% due 08/15/2009 ...........................                  2,824,195
     1,200,000   News America Holdings Inc., Sr. Deb.,
                   8.000% due 10/17/2016 ...........................                  1,352,076
       300,000   Time Warner Inc., Deb.,
                   9.150% due 02/01/2023 ...........................                    345,483
                                                                                  -------------
                                                                                      6,121,702
                                                                                  -------------
     AEROSPACE/DEFENSE - 2.9%
     1,000,000   Boeing Company, Deb.,
                   8.750% due 08/15/2021 ...........................                  1,257,822
                 Lockheed Martin Corporation:
     1,500,000     Company Guarantee,
                   7.250% due 05/15/2006 ...........................                  1,690,592
     2,000,000     Note,
                   8.200% due 12/01/2009 ...........................                  2,474,994
                                                                                  -------------
                                                                                      5,423,408
                                                                                  -------------
     UTILITIES - 2.6%
     1,500,000   Arizona Public Service Company, Note,
                   6.500% due 03/01/2012 ...........................                  1,600,310
       200,000   Duke Energy Corporation, First and
                   Refundable Mortgage,
                   6.875% due 08/01/2023 ...........................                    200,419
       700,000   Florida Power & Light Company, First
                   Mortgage,
                   7.050% due 12/01/2026 ...........................                    730,149
     1,100,000   Illinois Power Company, First Mortgage,
                   7.500% due 06/15/2009 ...........................                    907,500
     1,500,000   Texas Utilities Electric Company,
                   First Mortgage,
                   7.875% due 04/01/2024 ...........................                  1,553,196
                                                                                  -------------
                                                                                      4,991,574
                                                                                  -------------
     RETAIL - 2.5%
     1,000,000   Fred Meyer Inc., Company Guarantee,
                   7.450% due 03/01/2008 ...........................                  1,137,860
       600,000   May Department Stores Company, Deb.,
                   8.375% due 08/01/2024 ...........................                    647,426
     2,500,000   Safeway Inc., Note,
                   7.500% due 09/15/2009 ...........................                  2,869,185
                                                                                  -------------
                                                                                      4,654,471
                                                                                  -------------
     GAMING - 2.4%
       500,000   Harrah's Operating Company Inc.,
                   Company Guarantee,
                   8.000% due 02/01/2011 ...........................                    577,553
     2,000,000   Park Place Entertainment Corporation,
                   Sr. Note,
                   7.500% due 09/01/2009 ...........................                  2,060,106
     2,000,000   Riviera Holdings Corporation,
                   Company Guarantee,
                   11.000% due 06/15/2010 ..........................                  1,810,000
                                                                                  -------------
                                                                                      4,447,659
                                                                                  -------------
     FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 0.6%
     1,000,000   United Mexican States, Bond,
                   9.875% due 02/01/2010 ...........................                  1,230,100
                                                                                  -------------

                      See Notes to Financial Statements.

INCOME FUND

DECEMBER 31, 2002

PRINCIPAL
AMOUNT                                                                                VALUE
---------                                                                             -----
CORPORATE BONDS AND NOTES (CONTINUED)

     INDUSTRIAL PRODUCTS - 0.6%
$      200,000   Ogden Corporation, Deb., (in default),
                   9.250% due 03/01/2022 ...........................              $     120,000
                 Weyerhaeuser Company:
       500,000     Deb.,
                   7.375% due 03/15/2032 ...........................                    543,967
       500,000   Note,
                   6.750% due 03/15/2012 ...........................                    546,113
                                                                                  -------------
                                                                                      1,210,080
                                                                                  -------------
                 Total Corporate Bonds and Notes
                   (Cost $117,128,473) .............................                122,098,720
                                                                                  -------------
  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      SECURITIES - 20.2%

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 8.8%
     4,798,729   6.000% due 04/01/2032 ...........................                  4,968,957
     8,085,950   6.500% due 05/01/2031-05/01/2032 ................                  8,425,499
       673,797   7.000% due 01/01/2030 ...........................                    709,529
     2,000,000   7.630% due 02/01/2010 ...........................                  2,372,548
                                                                                  -------------
                 Total FNMAs
                   (Cost $15,617,241) ..............................                 16,476,533
                                                                                  -------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 8.2%
     1,734,712   5.500% due 05/01/2031 ...........................                  1,771,328
     7,936,012   6.000% due 03/01/2031-05/01/2032 ................                  8,220,133
     3,107,779   6.500% due 06/01/2029-08/01/2029 ................                  3,239,988
     2,009,756   7.000% due 01/01/2032 ...........................                  2,112,997
        58,897   9.000% due 01/01/2025 ...........................                     65,418
                                                                                  -------------
                 Total FHLMCs
                   (Cost $14,619,533) ..............................                 15,409,864
                                                                                  -------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.2%
     2,333,407   6.000% due 05/20/2032** .........................                  2,424,203
     3,323,984   7.000% due 06/20/2031 ...........................                  3,502,949
        74,649   9.000% due 02/15/2025 ...........................                     82,883
                                                                                  -------------
                 Total GNMAs
                   (Cost $5,751,927) ...............................                  6,010,035
                                                                                  -------------
                 Total U.S. Government Agency Mortgage-
                   Backed Securities
                   (Cost $35,988,701) ..............................                 37,896,432
                                                                                  -------------
  U.S. TREASURY OBLIGATIONS - 8.3%

     U.S. TREASURY NOTES - 6.1%
     7,500,000   4.000% due 11/15/2012** .........................                  7,608,405
     1,000,000   4.375% due 08/15/2012**  ........................                  1,045,586
     2,500,000   5.625% due 05/15/2008** .........................                  2,837,110
                                                                                  -------------
                                                                                     11,491,101
                                                                                  -------------
     U.S. TREASURY BOND - 2.2%
     4,000,000   5.250% due 02/15/2029**  ........................                  4,181,096
                                                                                  -------------
                 Total U.S. Treasury Obligations
                   (Cost $14,868,720) ..............................                 15,672,197
                                                                                  -------------

PRINCIPAL
AMOUNT                                                                                VALUE
---------                                                                             -----
REPURCHASE AGREEMENT - 7.8%
      (Cost $14,675,000)

$   14,675,000   Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $14,675,734 on 01/02/2003,
                   collateralized by $10,232,702 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $14,875,223) ....................                $  14,675,000
                                                                                  -------------
TOTAL INVESTMENTS (Cost $182,660,894*) ...........................  101.2%          190,342,349
OTHER ASSETS AND LIABILITIES (Net) ...............................   (1.2)           (2,312,424)
                                                                    -----         -------------
NET ASSETS .......................................................  100.0%        $ 188,029,925
                                                                    =====         =============

-------------------------------
          *  Aggregate cost for federal tax purposes is $183,163,130.

         ** These securities or a partial position of these securities are on loan at December 31, 2002, and have an aggregate market value of $18,855,343, representing 10.0% of the total net assets of the Fund (Collateral Value $19,489,234).

    (dagger) Security exempt from registration under Rule 144A of the Securities
             Act of 1933.

(two dagger) Issuer filed for Chapter 11 Bankruptcy protection on December 9,
             2002.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND

DECEMBER 31, 2002

  PRINCIPAL
   AMOUNT                                                                             VALUE
   --------                                                                       --------------
  COMMERCIAL PAPER (DOMESTIC) -  17.6%
$    1,900,000   American Express Credit Corporation,
                   1.500% due 02/25/2003 (Three daggers)  ..................      $    1,895,646
     1,873,000   Cooperative Association of Tractor
                   Dealers Inc., Series B,
                   (AMBAC Insured),
                   1.680% due 03/31/2003 (Three daggers)  ..................           1,865,221
     1,500,000   Goldman Sachs Group, Inc.,
                   1.820% due 01/06/2003 (Three daggers)  ..................           1,499,621
     1,500,000   Windmill Funding Corporation,
                   (LOC: ABN AMRO Bank NV),
                   1.770% due 01/28/2003(Three daggers)** ..................           1,498,008
                                                                                  --------------
                 Total Commercial Paper (Domestic)
                   (Cost $6,758,496) ......................................            6,758,496
                                                                                  --------------
  COMMERCIAL PAPER (YANKEE) - 28.1%
     1,800,000   Abbey National North America Corporation,
                   1.700% due 01/24/2003 (Three daggers)  ..................           1,798,045
     1,800,000   BNPParibas Finance Inc.,
                   1.720% due 02/05/2003 (Three daggers)  ..................           1,796,990
     1,800,000   ING America Insurance Holdings, Inc.,
                   1.300% due 02/13/2003 (Three daggers)  ..................           1,797,205
     1,750,000   Nestle Capital Corporation,
                   1.300% due 03/05/2003 (Three daggers)** .................           1,746,019
     1,800,000   Societe Generale North America Inc.,
                   1.320% due 04/07/2003 (Three daggers)  ..................           1,793,664
     1,900,000   UBS Finance (Delaware), LLC,
                   1.330% due 03/26/2003 (Three daggers)  ..................           1,894,103
                                                                                  --------------
                 Total Commercial Paper (Yankee)
                   (Cost $10,826,026) ......................................          10,826,026
                                                                                  --------------
  BANKER ACCEPTANCE NOTE (DOMESTIC) - 4.4%
      (Cost $1,695,335)
     1,700,000   Bank of America Corporation,
                   1.300% due 03/18/2003 (three dagger)  ...................           1,695,335
                                                                                  --------------
  MEDIUM TERM NOTES - 13.0%
     1,800,000   Bank One Corporation, Sr. Note,
                   Series B,
                   1.630% due 02/18/2003 (two dagger) ......................           1,800,608
     1,200,000   General Electric Capital Corporation,
                   Series A,
                   5.375% due 01/15/2003 ...................................           1,201,504
     2,000,000   Salomon Smith Barney Holdings Inc.,
                   Series K,
                   1.570% due 06/23/2003 (two dagger) ......................           2,001,521
                                                                                  --------------
                 Total Medium Term Notes
                   (Cost $5,003,633) .......................................           5,003,633
                                                                                  --------------
  CORPORATE BONDS AND NOTES - 15.2%
     2,000,000   Bayerische Landesbank NY, Sr. Note,
                   Series F,
                   1.380% due 05/20/2003 (two dagger) ......................           1,999,806
     1,300,000   Everett Clinic, P.S., Note,
                   (LOC: Bank of America Corporation),
                   1.860% due 05/01/2022 (two dagger) ......................           1,300,000
     1,000,000   Morgan Stanley Dean Witter & Company,
                   Sr. Unsub. Note,
                   7.125% due 01/15/2003 ..................................            1,001,714
     1,500,000   Wells Fargo & Company, Sr. Note,
                   7.200% due 05/01/2003 ..................................            1,526,946
                                                                                  --------------
                 Total Corporate Bonds and Notes
                   (Cost $5,828,466) ......................................            5,828,466
                                                                                  --------------
  TAXABLE MUNICIPAL BONDS - 15.9%
$      900,000   Blair County Industrial Development
                   Authority, Pennsylvania, IDR,
                   (The Village at Pennsylvania State
                   Retirement Community), Series D
                   (LOC: BNP Paribas SA),
                   1.740% due 01/01/2011(dagger) ..........................              900,000
                 California Housing Finance Agency, Home
                   Mortgage Revenue:
     1,500,000     Series K, (FSA Insured),
                   1.720% due 08/01/2031(dagger) ..........................            1,500,000
        370,000    Series M, (MBIA Insured),
                   1.720% due 08/01/2019(dagger) ..........................              370,000
        820,000  California Pollution Control Financing
                   Authority, Environmental Improvement
                   Revenue, (Shell Oil Company Project),
                   Series B, (LOC: Shell Oil Company),
                   1.400% due 06/01/2038 (dagger) .........................              820,000
     1,000,000   Lower Colorado River Authority, Texas,
                   Refunding & Improvement Revenue,
                   Series C, (FSA Insured),
                   6.720% due 05/15/2003 ..................................            1,017,501
        500,000  North Carolina Medical Care Commission,
                   Health Care Facilities Revenue, (1st
                   Mortgage-Baptist Retirement Homes of
                   North Carolina Inc.), Series C,
                  (LOC: Wachovia Corporation),
                   1.940% due 10/01/2008 (dagger) .........................              500,000
     1,000,000   Washington State Housing Finance
                   Community, MFHR,
                   Series B, (Bremerton Project),
                   (FNMA Collateral),
                   1.550% due 05/15/2033 (dagger) .........................            1,000,000
                                                                                  --------------
                 Total Taxable Municipal Bonds
                   (Cost $6,107,501) ......................................            6,107,501
                                                                                  --------------

  PRINCIPAL
   AMOUNT                                                                             VALUE
   --------                                                                       --------------
REPURCHASE AGREEMENT - 6.1%
      (Cost $2,348,000)
     2,348,000   Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $2,348,117 on 01/02/2003,
                   collateralized by $1,637,232 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $2,380,036) .....................                    2,348,000
                                                                                  -------------
TOTAL INVESTMENTS (Cost $38,567,457*) ............................  100.3%           38,567,457
OTHER ASSETS AND LIABILITIES (Net) ...............................   (0.3)             (122,809)
                                                                    -----         -------------
NET ASSETS .......................................................  100.0%        $  38,444,648
                                                                    =====         =============

-----------------
            *  Aggregate cost for federal tax purposes.

           ** Security exempt from registration under Rule 144A of the Securities Act of 1933.

      (dagger) Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at December 31, 2002.

  (two dagger) Floating rate security whose interest rate is reset periodically based on an index.

(three dagger) Rate represents discount rate at the date of purchase.

------------------------------------------------------------------
                   GLOSSARY OF TERMS
AMBAC          -- American Municipal Bond Assurance Corporation
FNMA           -- Federal National Mortgage Association
FSA            -- Financial Security Assurance
IDR            -- Industrial Development Revenue
LOC            -- Letter of Credit
MBIA           -- Municipal Bond Investors Assurance
MFHR           -- Multi-family Housing Revenue
------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements

WM VARIABLE TRUST

1.  ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 11 funds ("Funds") and 5 portfolios ("Portfolios"). The following Funds are included in this report: Equity Income, Growth & Income, West Coast Equity (formerly, Growth Fund of the Northwest), Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market.

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly-owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund offers two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and the value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

The investments of the Money Market Fund are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the investments is not significant. Restricted securities and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in

WM VARIABLE TRUST

the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may engage in futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." The Funds invest in futures contracts solely for the purpose of hedging existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DOLLAR ROLL TRANSACTIONS:

The Short Term Income, U.S. Government Securities and Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds exceeding the interest that would have been earned

WM VARIABLE TRUST

on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to repurchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144 A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule
144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains of the Funds are declared and paid annually, with the exception of the Money Market Fund from which dividends from net investment income are declared daily and paid monthly.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, redesignated distributions and differing characterizations of distributions made by each Fund. The following adjustments have been reclassified in the components of net assets on the Statements of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences.

                                                              INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                            INCREASE/          UNDISTRIBUTED NET         ACCUMULATED
                                           (DECREASE)             INVESTMENT             NET REALIZED
NAME OF FUND                             PAID-IN CAPITAL         INCOME/(LOSS)            GAIN/(LOSS)
------------                             ---------------      ------------------     ------------------
Equity Income Fund ..................      $     --              $ (244,251)             $   244,251
West Coast Equity Fund ..............            --                 (62,554)                  62,554
Growth Fund .........................       (71,385)                159,691                  (88,306)
Small Cap Stock Fund ................      (161,810)                156,963                    4,847
International Growth Fund ...........        15,688                 690,386                 (706,074)

WM VARIABLE TRUST

                                                                   INCREASE          INCREASE/(DECREASE)
                                                              UNDISTRIBUTED NET          ACCUMULATED
                                              DECREASE           INVESTMENT             NET REALIZED
NAME OF FUND                              PAID-IN CAPITAL       INCOME/(LOSS)            GAIN/(LOSS)
-------------                             ----------------    -----------------      -------------------
Short Term Income Fund ..............      $     --              $   42,511              $   (42,511)
U.S. Government Securities Fund .....            --                 644,731                 (644,731)
Income Fund .........................      (184,782)                171,641                   13,141

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights for the year ended December 31, 2002 and have no effect on the net asset value per share of each Fund.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no federal income tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon the relative average net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operation of that class of shares. Expenses of each Fund not directly attributable to the operation of any class of shares are prorated among the classes to which the expenses relate based upon the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of daily net assets of each Fund at the following rates:

                               FROM $0    FROM $25    FROM $50    FROM $100     FROM $125   FROM $200    FROM$400    $500
                                TO $25     TO $50     TO $100      TO $125       TO $200     TO $400      TO $500   MILLION
NAME OF FUND                   MILLION     MILLION    MILLION      MILLION       MILLION     MILLION      MILLION   AND OVER
-------------                  -------    --------    --------    ---------     --------    --------     --------   --------
Equity Income Fund ........     0.625%    0.625%      0.625%       0.625%        0.625%      0.625%        0.625%    0.500%
Growth & Income Fund ......     0.800%    0.800%      0.800%       0.750%        0.750%      0.700%        0.650%    0.575%
West Coast Equity Fund ....     0.625%    0.625%      0.625%       0.625%        0.625%      0.625%        0.625%    0.500%
Mid Cap Stock Fund ........     0.750%    0.750%      0.750%       0.750%        0.750%      0.750%        0.750%    0.750%
Growth Fund ...............     0.950%    0.875%      0.875%       0.875%        0.875%      0.875%        0.875%    0.875%
Small Cap Stock Fund ......     0.900%    0.850%      0.850%       0.850%        0.850%      0.850%        0.850%    0.750%
International GrowthFund ..     0.950%    0.950%      0.850%       0.850%        0.750%      0.750%        0.750%    0.750%
Short Term Income Fund. ...     0.500%    0.500%      0.500%       0.500%        0.500%      0.450%        0.450%    0.400%
U.S. Government Securities
         Fund. ............     0.500%    0.500%      0.500%       0.500%        0.500%      0.500%        0.500%    0.500%
Income Fund ...............     0.500%    0.500%      0.500%       0.500%        0.500%      0.500%        0.500%    0.500%
Money Market Fund .........     0.450%    0.450%      0.450%       0.450%        0.450%      0.450%        0.450%    0.450%

Effective January 1, 2003, the Growth Fund will reduce its rates for average daily net assets over $250 million, $500 million, $2 billion and $3 billion to 0.825%, 0.750%, 0.700% and 0.650%, respectively. In addition, the Mid Cap Stock, International Growth, U.S. Government Securities and Income Funds will reduce their rates for average daily net assets over $3 billion to 0.700%, 0.700%, 0.450% and 0.450%, respectively.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2002 are shown separately in the Statements of Operations.

WM VARIABLE TRUST

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairman and Committee Members receive additional compensation for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5.  DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Funds (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor") may receive a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2002 are as follows:

NAME OF FUND                                                  PURCHASES                   SALES
------------                                                  ---------                   -----
Equity Income Fund ....................................     $ 55,554,092              $ 16,171,337
Growth & Income Fund ..................................       50,077,354                92,914,594
West Coast Equity Fund ................................       22,775,337                14,903,523
Mid Cap Stock Fund ....................................       18,306,879                19,565,365
Growth Fund ...........................................      263,987,356               226,299,270
Small Cap Stock Fund ..................................       16,046,273                14,801,798
International Growth Fund .............................       27,238,343                14,617,541
Short Term Income Fund ................................       14,121,690                14,244,498
Income Fund ...........................................       20,538,450                12,140,671

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2002 are as follows:

NAME OF FUND                                                 PURCHASES                   SALES
------------                                                 ---------                   -----
Equity Income Fund .....................................   $         --               $   555,230
Short Term Income Fund .................................      5,343,828                13,324,701
U.S. Government Securities Fund ........................    103,330,689                64,791,178
Income Fund ............................................     38,023,341                21,885,345

At December 31, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value are as follows:

                                                              TAX BASIS               TAX BASIS
                                                              UNREALIZED              UNREALIZED
NAME OF FUND                                                 APPRECIATION            DEPRECIATION
------------                                                 ------------            ------------
Equity Income Fund .....................................    $  7,049,975            $ 19,611,853
Growth & Income Fund ...................................      24,753,840              40,982,656

WM VARIABLE TRUST

                                                              TAX BASIS                 TAX BASIS
                                                              UNREALIZED                UNREALIZED
NAME OF FUND                                                 APPRECIATION              DEPRECIATION
------------                                                 ------------              ------------
West Coast Equity Fund ...............................      $ 10,452,004              $ 20,676,012
Mid Cap Stock Fund ...................................        10,258,931                 4,039,474
Growth Fund ..........................................         2,313,309                25,287,582
Small Cap Stock Fund .................................         4,558,155                48,982,290
International Growth Fund ............................         2,683,520                11,714,492
Short Term Income Fund ...............................         1,846,321                   509,641
U.S. Government Securities Fund ......................         7,808,595                    25,164
Income Fund ..........................................        13,047,740                 5,868,521

Information regarding dollar roll transactions by the U.S. Government Securities Fund is as follows:

Maximum amount outstanding during the year ..............    $  8,381,938
Average amount outstanding during the year* .............    $    803,747
Average monthly shares outstanding during the year ......      15,184,121
Average debt per share outstanding during the year ......    $       0.05

------------------------------
* The average amount outstanding during the period is calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2002.

7.  LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2002, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian.

8.  TRANSACTIONS WITH AFFILIATES

In October 2002 and August 2002, the Growth Fund received payments of $908,300 and $292,530, representing voluntary reimbursements by a related party for a realized investment loss. This loss was incurred during the transition to new sub-advisors on March 1, 2002.

At December 31, 2002, the Variable Trust
Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding in each of the Underlying Funds owned by the Portfolios:

                                                                       PORTFOLIOS
                                        -------------------------------------------------------------------------
                                        FLEXIBLE        CONSERVATIVE                   CONSERVATIVE     STRATEGIC
                                         INCOME           BALANCED      BALANCED          GROWTH         GROWTH
NAME OF FUND                            PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
------------                            ---------       ------------    ---------      ------------     ---------
Equity Income Fund .................      4.0%              1.2%          30.6%           26.8%            9.2%
Growth & Income Fund ...............      5.6%              1.1%          28.3%           28.0%           10.6%
West Coast Equity Fund .............      2.9%              0.9%          26.3%           24.2%            9.7%
Growth Fund ........................      3.7%              1.0%          25.6%           23.0%            8.2%
Mid Cap Stock Fund .................      6.3%              1.3%          33.9%           30.3%           13.4%
Small Cap Stock Fund. ..............      3.7%              1.1%          29.4%           25.7%           11.0%
International Growth Fund. .........       --               1.3%          35.8%           33.0%           13.3%
Short Term Income Fund .............     41.8%              4.0%          16.0%             --              --
U.S. Government Securities Fund ....     18.8%              2.5%          29.3%            8.0%             --
Income Fund ........................     23.0%              3.6%          36.3%           14.6%             --

WM VARIABLE TRUST

9. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

 NAME OF FUND                                CAPITAL LOSSES        CURRENCY LOSSES
-------------                                --------------        ---------------
Growth & Income Fund ......................  $  310,341            $         --
West Coast Equity Fund ....................     224,269                      --
Growth Fund ...............................   1,493,163                  11,376
Small Cap Stock Fund ......................     675,240                      --
International Growth Fund .................   1,782,292                      --
U.S. Government Securities Fund ...........     157,542                      --
Income Fund ...............................      61,078                      --

Such losses will be treated as arising on the first day of the year ending December 31, 2003.

10. CAPITAL LOSS CARRYFORWARDS

At December 31, 2002, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                     EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING      EXPIRING      EXPIRING
NAME OF FUND                         IN 2003    IN 2004    IN 2005    IN 2006    IN 2007    IN 2008        IN 2009       IN 2010
------------                         --------   --------   --------   --------   --------   --------      --------      ---------
Growth & Income Fund .............   $     --    $    --     $   --      $  --     $   --     $   --    $13,669,431   $ 8,844,274
West Coast Equity Fund ...........         --         --         --         --         --         --             --     4,624,486
Mid Cap Stock Fund ...............         --         --         --         --         --         --             --       876,274
Growth Fund ......................         --         --         --         --         --         --     71,088,559    37,621,283
Small Cap Stock Fund .............         --         --         --         --         --         --             --     9,347,795
International Growth Fund ........         --         --         --         --         --         --      4,251,628     5,109,121
Short Term Income Fund ...........     54,311    241,115     75,877     51,627    114,619     76,142         35,066            --
U.S. Government Securities Fund ..    644,455         --    160,620         --         --     17,239             --            --
Income Fund ......................    878,516    144,318         --         --    292,533    175,624             --       201,661
Money Market Fund ................         --         --        425        467         --         54             --            --

11. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund is not intended as a complete investment program and could be adversely impacted by economic trends within this region.

INDEPENDENT Auditors' REPORT

To the Trustees and Shareholders of the Funds of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds of the WM Variable Trust (the "Funds"), (comprising WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Income Fund, WM Variable Trust Money Market Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Stock Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund and WM Variable Trust West Coast Equity Fund), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 7, 2003

OTHER information (unaudited)

WM VARIABLE TRUST

YEAR ENDED DECEMBER 31, 2002

1. TRUSTEE INFORMATION

TRUSTEES AND OFFICERS:

----------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND ADDRESS                         LENGTH OF                 PRINCIPAL OCCUPATION(S) DURING
OF NON-INTERESTED TRUSTEE                    TIME SERVED(1)                    PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,                  Sierra Funds-8 years            Retired President and CEO of GTE
17960 Seabreeze Drive                        WM Group of                California, Inc.
Pacific Palisades, CA90272                  Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,             Composite Funds-11 years        Retired doctor of internal medicine and
3 East 40th Avenue                           WM Group of                gastroenterology.
Spokane, WA99203                            Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,                   Composite Funds-3 years         CPA specializing in personal financial and
P.O. Box 28338                               WM Group of                tax planning.
Spokane, WA99228-8338                       Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,              Sierra Funds-8 years            Partner at the law firm of Davis & Whalen
553 South Marengo Avenue                     WM Group of                LLP.
Pasadena, CA91101                           Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                 Griffin Funds-5 years           Founder of McGinnis Investments.
9225 Katy Freeway, Suite 205                 WM Group of
Houston, TX 77024                           Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,      Sierra Funds-7 years            University professor, researcher and
110 Westwood Plaza, Suite C305               WM Group of                administrator in the Anderson Graduate
Los Angeles, CA90095-1481                   Funds-4 years               School of Management at the University
                                                                        of California Los Angeles.
----------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                 Composite Funds-1 year          Retired Chairman and CEO of BDO
4311 South Madison Road                      WM Group of                Seidman, LLP.
Spokane, WA99206                            Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                         Composite Funds-3 years         Founder and Chairman of The Rockey
2121 Fifth Avenue                            WM Group of                Company.
Seattle, WA98121                            Funds-4 years
----------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                 Griffin Funds-5 years           President of Williams College since 2000.
P.O. Box 687                                 WM Group of                Prior thereto, Dean of the College of Letters,
Williamstown, MA 01267                      Funds-4 years               Arts and Sciences; Professor of Economics
                                                                        and Vice President of Planning, University of
                                                                        Southern California.
----------------------------------------------------------------------------------------------------------------------
Richard C. Yancey (Lead Trustee), 76,   Composite Funds-23 years        Retired Managing Director of
444 Madison Avenue, 19th Floor               WM Group of                Dillon, Read & Co., an Investment Bank
New York, NY 10022                          Funds-4 years               now part of UBS Warburg.
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
NAME, AGE, AND ADDRESS                            OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------
David E. Anderson, 75,                    Children's Bureau Foundation; Upward
17960 Seabreeze Drive                     Bound House of Santa Monica
Pacific Palisades, CA90272
---------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,
3 East 40th Avenue
Spokane, WA99203
---------------------------------------------------------------------------------------
Kristianne Blake, 48,                     Frank Russell Investment Company;
P.O. Box 28338                            Russell Insurance Funds; Avista
Spokane, WA99228-8338                     Corporation; St. George's School; YMCA
                                          of the Inland Northwest
---------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,                Braille Institute of America, Inc; Children'S
553 South Marengo Avenue                  Bureau of Southern California, Children'S
Pasadena, CA91101                         Bureau Foundation; Fifield Manors, Inc.
---------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                   Baptist Foundation of Texas; Concord
9225 Katy Freeway, Suite 205              Trust Company
Houston, TX 77024
---------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,        Nordstrom Inc.; K2, Inc.; First Pacific
110 Westwood Plaza, Suite C305            Advisors' Capital, Crescent and New
Los Angeles, CA90095-1481                 Income Funds; Equity Marketing Inc.;
                                          Member of Investment Company
                                          Institute National Board of Governors.
---------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                   Wild Seed, Ltd.; Catalytic, Inc.
4311 South Madison Road
Spokane, WA99206
---------------------------------------------------------------------------------------
Jay Rockey, 74,                           Downtown Seattle Association; Rainier
2121 Fifth Avenue                         Club; WSU Foundation
Seattle, WA98121
---------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                   Marsh and McLennan
P.O. Box 687
Williamstown, MA01267
---------------------------------------------------------------------------------------
Richard C. Yancey (Lead Trustee), 76,     AdMedia Partners Inc.; Czech andSlovak
444 Madison Avenue, 19th Floor            American Enterprise Fund
New York, NY10022
---------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS                         LENGTH OF                 PRINCIPAL OCCUPATION(S) DURING
OF INTERESTED TRUSTEE(2)                     TIME SERVED(1)                      PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,                    Composite Funds-4 years         President of the Seattle Foundation.
425 Pike Street, Suite 510                   WM Group of
Seattle, WA 98101                           Funds-4 years
-------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,                  Composite Funds-3 years         Chairman of CPM Development
P.O. Box 3366                                WM Group of                Corporation.
Spokane, WA 99220-3366                      Funds-4 years
-------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,                  Composite Funds-9 years         President, CEO and Director of the Advisor,
President and CEO                            WM Group of                Distributor and Administrator.
1201 Third Avenue, 22nd Floor               Funds-4 years
Seattle, WA 98101
-------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS                       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(2)                       HELD BY TRUSTEE
-----------------------------------------------------------------------
Anne V. Farrell, 67,                      Washington Mutual, Inc.; REI
425 Pike Street, Suite 510
Seattle, WA98101
-----------------------------------------------------------------------
Michael K. Murphy, 65,                    Washington Mutual, Inc.
P.O. Box 3366
Spokane, WA99220-3366
-----------------------------------------------------------------------
William G. Papesh, 59,
President and CEO
1201 Third Avenue, 22nd Floor
Seattle, WA98101
-----------------------------------------------------------------------

WM VARIABLE TRUST

YEAR ENDED DECEMBER 31, 2002

                                             POSITION(S) HELD WITH REGISTRANT
 NAME, AGE, AND ADDRESS                                     &                              PRINCIPAL OCCUPATION(S) DURING
      OF OFFICER                                 LENGTH OF TIME SERVED                             PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,               First Vice President of the Funds since    First Vice President and Director of the
1201 Third Avenue, 22nd Floor              2002. First Vice President, Chief       Administrator, Advisor and Distributor.
Seattle, WA98101                         Financial Officer and Treasurer since
                                          2001. First Vice President and Chief
                                          Financial Officer since 1998. Vice
                                          President and Treasurer since 1988.
-----------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                       Senior Vice President since 2000.       Senior Vice President and Director of the
12009 Foundation Place, Suite 350          First Vice President since 1997.        Distributor and Director of the Advisor and
Gold River, CA95670                                                                Administrator since 1997.Prior thereto, senior
Management.                                                                        level positions with AIM
-----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,                     First Vice President since 2000.        First Vice President, Secretary and Director of
1201 Third Avenue, 22nd Floor                                                      the Advisor, Distributor, and Administrator.
Seattle, WA98101
-----------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,                      First Vice President since 2001.       First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor                  Vice President since 1999.
Seattle, WA98101
-----------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,                    First Vice President since 2001.        First Vice President of the Advisor. Prior
1201 Third Avenue, 22nd Floor                                                      thereto, senior level positions with Smoot,
Seattle, WA98101                                                                   Miller, Cheney and Co.
-----------------------------------------------------------------------------------------------------------------------------------
John T. West, 47,                         First Vice President, Secretary,         Vice President of the Administrator.
1201 Third Avenue, 22nd Floor           Compliance Officer, Treasurer and Chief
Seattle, WA98101                        Financial Officer since 2002. First Vice
                                          President, Secretary and Compliance
                                          Officer since 2001. Vice President,
                                        Secretary and Compliance Officer since
                                             1998. Secretary since 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                     Senior Vice President since 2001.       Senior Vice President and Chief Investment
1201 Third Avenue, 22nd Floor              First Vice President since 1999.        Officer of the Advisor. Prior to 1999, senior
Seattle, WA98101                                                                   positions at D.A. Davidson and Boatmen's Trust.
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

2. SPECIAL MEETING OF SHAREHOLDERS

Aspecial meeting of shareholders of the Growth Fund series of WM Variable Trust was convened on February 7, 2002, at which shareholders approved three new Sub-advisory Agreements, as described in the Prospectus/Proxy Statement.

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and Columbia Management Company.


                                              AFFIRMATIVE             AGAINST       ABSTAINED          TOTAL
                                              -----------             -------       ---------          -----
Voted Shares ......................          7,160,690.269          250,081.750    666,803.891    8,077,575.910
% of Outstanding Shares ...........                 88.649%               3.096%         8.255%         100.000%
% of Shares Voted .................                 88.649%               3.096%         8.255%         100.000%

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and OppenheimerFunds, Inc.

                                              AFFIRMATIVE             AGAINST       ABSTAINED           TOTAL
                                              -----------             -------       ---------           -----
Voted Shares ......................          7,323,938.078          205,493.531    548,144.301    8,077,575.910
% of Outstanding Shares ...........                 90.670%               2.544%         6.786%         100.000%
% of Shares Voted .................                 90.670%               2.544%         6.786%         100.000%

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and Janus Capital Management.

                                              AFFIRMATIVE            AGAINST          ABSTAINED         TOTAL
                                              -----------            -------          ---------         -----
Voted Shares .......................         7,262,386.951          243,135.034    572,053.925    8,077,575.910
% of Outstanding Shares ............                89.908%               3.010%         7.082%         100.000%
% of Shares Voted ..................                89.908%               3.010%         7.082%         100.000%

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other federal government agency. The purchase of WM Variable Trust shares is not required for and is not a term of the provision of any banking service or activity. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[WM VARIABLE TRUST LOGO]

WM Funds Distributor, Inc.
12009 Foundation Place, Suite 350
Gold River, CA 95670

PRSRT STD
U.S. POSTAGE
PAID
LOS ANGELES, CA
PERMIT #30835

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